Aberdeen Multi-Manager Alternative Strategies Fund

Series of Aberdeen Funds

Prospectus Dated October 22, 2015

Institutional Class Shares (ARDNX)

This Prospectus has information about Aberdeen Multi-Manager Alternative Strategies Fund, a series of shares offered by Aberdeen Funds, that you should know before you invest. You should read it carefully and keep it with your investment records. The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. Any representation to the contrary is a criminal offense.

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SUMMARY OF THE FUND

Investment Objective

The Aberdeen Multi-Manager Alternative Strategies Fund (the “Fund”) seeks to achieve capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.

	Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None
Maximum Deferred Sales Charge (Load)		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee		1.85%
Distribution and Service (12b-1) Fees		None
Other Expenses(1)
Dividend and Interest Expenses on Short Positions	1.57%
All Other Expenses	0.38%
Total Other Expenses		1.95%
Acquired Fund Fees and Expenses		0.05%
Total Annual Fund Operating Expenses		3.85%
Less Fee Waiver/Expense Reimbursement(2)		0.24%
Net Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement		3.61%

(1)	“Other Expenses” are based on anticipated expenses payable by the Fund for the current fiscal year.

(2)

Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract (the “Expense Limitation Agreement”) limiting the Fund’s operating expenses to 1.99% per annum of the Fund’s average daily net assets (excluding taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses) (the “Expense Limitation”). Additionally, the Expense Limitation Agreement provides that the Adviser will waive its advisory fee payable under the advisory agreement between the Adviser and the Trust to the

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extent necessary to reimburse the Fund for any management fees to which it is subject as an investor in Underlying Funds (as defined below) that are not exchange-traded funds. This contractual limitation will remain in effect for an indefinite period (i.e., into perpetuity), unless sooner terminated at the sole discretion of the Board of Trustees (the “Board”). The Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made only to the extent it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed.

Expense Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs at the end of each period would be:

	1 Year	3 Years
Institutional Class	$364	$1,106

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which will not be reflected in annual fund operating expenses or in the Example above, will reduce the Fund’s performance.

Principal Investment Strategies

In pursuing the Fund’s objective, the Adviser seeks to enable the Fund to achieve a low beta to the major equity and fixed income markets through the allocation of the assets of the Fund among a number of sub-advisers (the “Sub-Advisers”) that employ a variety of alternative investment strategies. Beta is a measure of the Fund’s volatility relative to the volatility of the markets as a whole. A low beta signifies a security whose return is not highly correlated with the returns of the markets as a whole. The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets allocated to each Sub-Adviser. When allocating assets among Sub-Advisers, the Adviser considers a range of factors including each Sub-Adviser’s investment style and historical performance, as well as various characteristics of the Sub-Adviser’s expected investment portfolio.

The main strategies that may be employed by the Fund’s Sub-Advisers include:

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Relative Value Strategies, which seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments, or trade credit exposures on a fundamental basis seeking returns from both long and short

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positions;

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Event Driven Strategies, which involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions or other events where the investment thesis is predicated on the anticipated effect of such transactions or events;

•

Global Macro/Fixed Income Strategies, which seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis;

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Equity Hedge (Long/Short) Strategies, which seek to identify equities that are trading under or over their perceived intrinsic value or are deemed to be mispriced based on fundamental, statistical, technical or other factors; and

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Tactical and Other Strategies, which relate to a variety of strategic, portfolio hedging (“hedging overlay”) and opportunistic investment strategies not captured above, such as short-term trading opportunities.

As a result of the Sub-Advisers’ strategies, the Fund may invest in long and short positions in, among other investments: equity and fixed income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the over-the-counter markets, financial futures and options thereon, foreign currency forward contracts, exchange-traded funds (ETFs) and in asset-based investments such as asset-backed securities (including collateralized loan obligations), real estate mortgages and tax liens. Derivatives may be used by the Fund for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes. The Fund may engage in securities lending. The Sub-Advisers use speculative investment practices, including leverage, that could increase the Fund’s volatility. Leverage, for example, is created through the Fund’s use of short sales, securities lending and derivatives. The Fund may engage in short-term trading.

The Fund may invest in both investment grade and below investment grade securities (commonly referred to as high yield or “junk” bonds). A bond is considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), Standard & Poor’s Rating Services (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality.  In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the lowest rating category received from an NRSRO.

The Fund may invest, without limit, in any market, including emerging and developing markets.

The Sub-Advisers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use. The risk of loss may be significant if a Sub-Adviser employs valuation assumptions or credit

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judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable.

Additionally, up to 20% of the Fund’s assets may be managed by the Adviser. The Fund may invest up to 10% of its assets (either directly or indirectly through investments made by a Subsidiary or Trading Entity (as defined below)) in hedge funds, funds traded publicly on foreign exchanges, and, to a lesser extent, affiliated and unaffiliated open-end and closed-end registered investment companies, other than money market mutual funds (“Underlying Funds”). Although money market mutual funds are not counted toward the 10% limitation, the Fund is permitted to invest in money market mutual funds within the limits permitted by federal securities laws. A portion of the Fund’s net assets (up to 15%) is expected to be invested in one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Subsidiary”). Any Subsidiary will be advised by the Adviser and may invest its assets in limited liability companies or other business entities (each, a “Trading Entity” and collectively, the “Trading Entities”) or Underlying Funds, the trading of each of which will be managed on a discretionary basis by a Sub-Adviser or a different third-party manager, respectively, typically a commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program (a “managed futures program”). All or a portion of a Subsidiary’s assets may also be managed by a Trading Advisor which, in this case, would serve as a Sub-Adviser to the Subsidiary and indirectly the Fund.

Principal Investment Risks

The Fund’s investments are subject to a variety of risks that may cause the Fund’s net asset value to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the Adviser or the Sub-Advisers will achieve the Fund’s objective.

As an investor in the Fund, your investment is subject to the following risks:

•                  Multi-Manager Risk is that the success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability to select Sub-Advisers to implement the Fund’s investment objective and the Adviser’s success in allocating assets to those Sub-Advisers.

•                  Event-Driven Trading involves the risk that the event identified may not occur as anticipated or may not have the anticipated effect, which may result in a negative impact upon the market price of securities held by the Fund.

•                  Equity Market Risk is the risk that the market value of the securities in which the Fund invests may fall or fail to rise.

•                  Market Volatility Risk is the risk that markets are volatile and the values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values.

•                  Company Risk is the risk that a company in which the Fund is invested may perform poorly, and therefore, the value of its stocks and other securities may decline.

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•                  Differential Strategy Risk. Based on various business, regulatory and other considerations, the Adviser and Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by other funds, accounts or other investment vehicles managed by the Adviser or Sub-Adviser (“Related Accounts”). This may result in the Adviser or Sub-Advisers making purchase or sale decisions for Related Accounts which differ from or are contrary to the purchase or sale decisions they make for the Fund, which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the Related Accounts.

•                  Risks of Foreign Investing is the risk that because the Fund may invest in foreign securities, the Fund may be subject to the risks associated with foreign securities, such as country risk (the potentially adverse political, economic and other conditions of the country), currency risk (the constantly changing exchange rate between a local currency and the U.S. dollar) and custody risk (the risk associated with the process of clearing and settling Fund trades in foreign markets). Currency exchange rate fluctuations may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser or a Sub-Adviser are unsuccessful. This risk also includes the risk of investing in offshore funds, which are not subject to the investor protections of the Investment Company Act of 1940 (the “1940 Act”) and also give rise to the aforementioned risks of foreign investing. Changes in tax and other laws could also adversely affect investments in offshore Underlying Funds.

•                                          Emerging and Developing Markets Risk is the risk associated with the Fund’s investments in securities of companies located or traded in developing or emerging markets, which are at an early stage of development and may have less stable governments, more volatile currencies and less established markets that are significantly volatile. Therefore, the above risks of foreign investing are often more pronounced in these markets.

•                                          Asset-Backed Securities Risk. The Fund may invest in asset-backed securities. The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the

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Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

•                                          Liquidity Risk. Liquidity risk is the risk arising from a lack of marketability of certain securities, which may make it difficult or impossible to sell at desirable prices in order to minimize loss. In periods of poor liquidity, the Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity.

•                                          Derivatives may be a significant component of the Fund’s investment strategy. Derivatives are subject to the risk that gains or losses may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss. Derivatives will typically increase exposure to the principal risks to which the Fund is otherwise exposed, and are subject to the following additional risks:

•                  Counterparty credit risk (the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment, and any recovery may be delayed);

•                  Hedging risk (the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains);

•                  Correlation risk (the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses);

•                 Liquidity risk (the risk that the derivative instrument may be difficult or impossible to sell or terminate); and

•                  Leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument).

•                                          Derivatives — Forward Foreign Currency Contracts Risk is the risk that the Fund may be exposed to when it agrees to enter into a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts may fall in value

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due to foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

•                                          Derivatives Futures Risk is the risk that the Fund may be exposed to if it enters into futures contracts, including currency, bond, commodity, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.  These risks are in addition to the general “Derivatives Risks” described above.

•                                          Derivatives Options Risk is the risk that the Fund may be exposed to when it purchases or sells call or put options, which are in addition to the risks relating to “Derivatives” described above. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

•                                          Derivatives Swaps/Contracts for Differences Risk involves greater risks than direct investment in the underlying securities, because swaps and contracts for differences are subject to the risks relating to “Derivatives” described above. Further, total return swaps and contracts for differences are also subject to the particular risk that they could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for

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unlimited losses.

•                                          Short Sales are expected to comprise a significant component of the Fund’s investment strategy. It is considered a speculative investment practice. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. Short sales may also subject the Fund to leverage risk (i.e., the risk that losses could well exceed the Fund’s investment). This can occur, for example, when the Fund fails to earn as much on an investment purchased with borrowed funds as it pays for the use of those funds. There can be no assurance that securities necessary to cover a short position will be available for purchase.

•                                          Debt Securities held by the Fund are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. The Fund may invest in “high yield”, lower rated (or unrated) securities (commonly referred to as “junk bonds”). These instruments are considered speculative and have a much greater risk of default, thereby subjecting the Fund to greater degrees of credit risk (risk of loss) and interest rate risk than higher-rated securities.

•                                          Convertible Securities held by the Fund are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the stock into which they convert, and are thus subject to market risk.

•                                          Leverage. Some or all of the Fund’s Sub-Advisers may borrow money from banks for investment purposes and, thus, the Fund may make margin purchases of securities, to the extent permitted by the 1940 Act. This practice, which is known as “leverage,” is speculative and can involve significant risk of loss. The Fund is also subject to leverage risk in connection with the Sub-Advisers’ speculative investment practices, such as using short sales, securities lending, reverse repurchase agreements, derivatives or other instruments where the risk of loss exceeds the amount invested.

•                                          Lending Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loans and obtain the return of the securities loaned. The Fund will be entitled to the interest and dividends on its loaned securities. These loans are

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expected to be used to leverage the Fund’s assets — i.e., while the Fund continues to receive the income on the loaned securities, it can invest the cash collateral received in any securities or instruments consistent with the Fund’s investment objective and earn returns thereon. The Fund will be required to return the collateral with the interest at a predetermined fixed or floating rate and because the Fund’s interest obligation and transaction costs may turn out to be greater or less than the return on the Fund’s investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction. See “Leverage Risk.”

•                                          Exchange-Traded Fund (“ETF”) Risk. The Fund may invest in ETFs, which are subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

•                                          Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase. Short-term trading causes the Fund to have a high portfolio turnover rate, which could, in turn, generate higher transaction costs (due to commissions or dealer mark-ups and other expenses), and reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable income recognized by shareholders of the Fund, may reduce the after-tax returns of the shareholders, and, in particular, may generate short-term capital gains, which are taxed at ordinary income tax rates.

Performance

The returns presented for the Fund reflect the performance of the Arden Alternative Strategies Fund (the “Predecessor Fund”), a series of Arden Investment Series Trust. As the result of a reorganization that is expected to close during or about the fourth quarter of 2015, in which the Fund will acquire all of the assets, subject to the liabilities, of the Predecessor Fund, the Fund will adopt the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the Fund. The returns are based on the previous performance of the Predecessor Fund’s Class I Shares.

The bar chart and table below can help you evaluate both potential risks and potential rewards of the Fund. The bar chart shows the Fund’s annual total returns. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index, and additional indices showing the returns of the equity and fixed income markets. The bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember,

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however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated information on the Fund’s performance results, including the Fund’s current net asset value, can be obtained by visiting www.aberdeen-asset.us or calling 866-667-9231.

Calendar Year Total Returns

For the period shown in the bar chart above:

Best Quarter (1Q13 and 4Q13): 2.99%

Worst Quarter (3Q14): -2.09%

The year-to-date return as of the quarter ended September 30, 2015 is -1.88%.

Annual Total Returns

Average Annual Total Returns (for the periods ended December 31, 2014)	One Year	Since Inception (Nov. 27, 2012)
Before Taxes	0.49%	3.05%
After Taxes on Distributions	2.17%	1.32%
After Taxes on Distributions and Sale of Shares	0.51%	1.79%
HFRX Absolute Return Index (reflects no deduction for fees, expenses or taxes)	0.67%	2.28%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	5.50%	16.93%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	1.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.

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Investment Adviser

Aberdeen Asset Management Inc. serves as the Fund’s investment adviser.

Sub-Advisers. Below are the currently authorized Sub-Advisers with their corresponding investment strategy:

Investment Strategy	Sub-Adviser
Relative Value – Equity	Algert Global LLC
Event Driven – Credit	Canyon – River Canyon Fund Management LLC
Equity Hedge	Chilton Investment Company, LLC
Relative Value – Credit	CQS (US), LLC
Global Macro	D. E. Shaw Investment Management, L.L.C.
Global Macro and Tactical (Portfolio Hedging)	Ellington Management Group, L.L.C.
Global Macro	Goldman Sachs Asset Management, L.P.
Event Driven – Equity	JANA Partners LLC
Equity Hedge	J.P. Morgan Investment Management Inc.
Equity Hedge	Otter Creek Advisors, LLC
Relative Value – Equity	PanAgora Asset Management, Inc.
Relative Value – Equity	Santa Fe Partners LLC
Relative Value – Equity	Whitebox Advisors LLC
Event Driven – Equity	York Registered Holdings, L.P.

In the discretion of the Adviser, at any time, the Fund may have no assets allocated to one or more Sub-Adviser(s) (i.e., zero allocation). Allocations may change at any time (or not at all).

Portfolio Managers of the Adviser. The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Averell H. Mortimer	Portfolio Manager	2012 (since Inception)*
Henry P. Davis	Portfolio Manager	2012 (since Inception)*
Ian McDonald	Portfolio Manager	2012 (since Inception)*
Darren Wolf	Portfolio Manager	2015*
Russell Barlow	Portfolio Manager	2015
Vicky Hudson	Portfolio Manager	2015

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Peter Wasko	Portfolio Manager	2015

* Includes the Predecessor Fund.

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT INVESTMENT OBJECTIVE,
STRATEGIES AND RELATED RISKS

More Information about the Fund’s Principal Investment Strategies

The Fund seeks to achieve its investment objective through a multi-manager approach by which the Adviser allocates the assets of the Fund among a number of Sub-Advisers that employ a variety of alternative investment strategies. The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets allocated to each Sub-Adviser. The Adviser seeks to identify Sub-Advisers that, based on their investment strategies and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and enable the Fund as a whole to achieve a low beta to the major equity and fixed income markets. Beta is a measure of the Fund’s volatility relative to the volatility of the markets as a whole. A low beta signifies a security whose return is not highly correlated with the returns of the markets as a whole.

The main strategies that may be employed by the Fund and its Sub-Advisers include: relative value, event driven, global macro/fixed income, equity hedge and tactical investment strategies. The Adviser also may allocate the Fund’s assets to additional strategies in the future. There is no assurance that all of the strategies discussed in this prospectus will be used by the Adviser or Sub-Advisers.

The Fund may invest in long and short positions in, among other investments: equity and fixed income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the over-the-counter markets, exchange-traded funds (“ETFs”), financial futures and options thereon, foreign currency forward contracts, and in asset-based investments such as asset-backed securities (including collateralized loan obligations), real estate mortgages and tax liens. Derivatives may be used by the Fund for a variety of purposes, such as to enhance returns, increase investment flexibility or speculate on a targeted investment opportunity, or for hedging purposes. In addition, the Fund may use derivatives products, such as total return swaps, options or other instruments, for purposes of seeking economic exposure to various alternative investment strategies. The Fund may engage in securities lending. The Fund may also engage in short-term trading.

The Fund may invest in both investment grade and below investment grade securities (commonly referred to as high yield or “junk” bonds). A bond is considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), Standard & Poor’s Rating Services (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality.  In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the lowest rating category received from an NRSRO.

The Fund may invest, without limit, in any market, including emerging and developing markets.

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The Sub-Advisers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use. The risk of loss may be significant if a Sub-Adviser employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable.

Additionally, up to 20% of the Fund’s assets may be managed by the Adviser. The Fund may invest up to 10% of its assets (either directly or indirectly through investments made by a Subsidiary or Trading Entity (as defined below)) in Underlying Funds. A portion of the Fund’s assets (up to 15%) is expected to be invested in one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (a “Subsidiary”). Any Subsidiary will be advised by the Adviser and may invest its assets in limited liability companies or other business entities (each, a “Trading Entity” and collectively, the “Trading Entities”) or Underlying Funds, the trading of each of which will be managed on a discretionary basis by a Sub-Adviser or a different third-party manager, respectively, typically a commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program (a “managed futures program”). All or a portion of a Subsidiary’s assets may also be managed directly by a Trading Advisor which, in this case, would serve as a Sub-Adviser to the Subsidiary and indirectly the Fund.

The Adviser may allocate assets to Underlying Funds (both directly and indirectly) in circumstances where, for example, a Sub-Adviser is not available to implement a particular strategy or style sought by the Adviser, or pending approval of a Sub-Adviser by the Board. In addition, the Adviser may use derivatives products for the Fund (either directly or indirectly through a Subsidiary or Trading Entity), such as total return swaps, contracts for differences, options or managed derivatives products, for purposes of seeking economic exposure to various alternative investment strategies, producing incremental earnings or hedging existing positions and for investment flexibility.

The Adviser allocates the assets of the Subsidiary (including through investments in Trading Entities) among the Trading Advisors typically to provide exposure to managed futures programs or to Underlying Funds employing managed futures or other strategies. The Adviser expects the Trading Advisors to trade independently of each other and, as a group, to employ a wide variety of systematic, relative value and discretionary managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

The main strategies that may be employed by the Fund include:

Relative Value. Relative value strategies typically seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments and can include the following strategies:

•                  Credit — Relative Value. This strategy involves seeking to exploit differences in relative pricing between securities within an issuer’s capital structure or between related instruments referencing an issuer or issuers where historical relationships

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are mis-priced and there is reason to believe they may converge or diverge. These strategies are generally implemented by taking off-setting long and short positions in similar or related securities when their values, which are historically or mathematically interrelated, are temporarily distorted. This strategy also encompasses Sub-Advisers who trade credit instruments based on having conducted an analysis of the issuer’s fundamental data such as growth rates, earnings and debt levels, while seeking returns from both long and short positions. Credit Relative Value strategies primarily trade corporate debt instruments, bank loans and municipal bonds, however they may also invest in equities and credit derivatives (both single name and indices).

•                  Equity (Market Neutral — Fundamental/Trading). This strategy utilizes primarily discretionary, qualitative processes to select securities and construct equity portfolios that are typically sought to be managed with relatively low net long or short exposure—typically +/-20%. This strategy incorporates both high-turnover active trading styles, as well as longer-horizon fundamentally oriented investment approaches.

•                  Equity (Market Neutral — Quantitative). This strategy utilizes quantitative processes to screen and select securities and to construct portfolios that are typically sought to be managed with a relatively low long/short net exposure. The strategy typically incorporates longer term fundamentally-driven strategies and short term technically-driven statistical arbitrage strategies.

•                  Fixed Income Relative Value. This strategy focuses on taking advantage of temporary pricing anomalies in, along, and between related instruments in interest rate and currency markets (both through direct trades and related derivative instruments). Trades in a particular instrument are often based on observed movements in the price of the instrument when compared to prices of related instruments and deviations from historical levels when the investment team anticipates that prices of the instrument will revert or return to historical levels in the future; there is no guarantee that prices will revert in the manner anticipated by the investment team. Trades can be directional or conditional in nature and are almost always expressed through derivative transactions, including futures, interest rate swaps, options, options on swaps and forwards.

•                  Convertible Arbitrage. This strategy typically involves seeking to take advantage of the convex price relationship between a convertible bond and the underlying equity by buying the convertible security and simultaneously trading a short position in the underlying equity according to the changing price relationship. (The “convex price relationship” means that as the value of a bond yield increases, the price of the bond decreases.)

•                  Volatility Arbitrage. This strategy involves seeking to exploit mis-pricings in volatility between options or between the relative volatility of options versus their underlying

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securities, primarily in equity and fixed income markets, but also in credit and currency markets.

Event-Driven. Event-driven strategies, a number of which are depicted below, involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions or other events where the investment thesis is predicated on the anticipated effect of such transactions or events. Such events may include mergers, acquisitions, recapitalizations, restructurings, spinoffs, divestitures, management change, new products or offerings, and other situations which alter a company’s structure, strategy or prospects.

•                  Equity — Event. This strategy focuses on catalyst-driven investment opportunities which may arise from a wide range of company-specific or industry-related events, legislative or regulatory changes, industry consolidations or other events.

•                  Credit — Event. This strategy involves investing in catalyst-driven opportunities created by significant events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate restructurings. Trades are primarily expressed in the debt securities of companies, but may include all parts of a company’s capital structure including equity. This strategy also incorporates other credit or fixed income instruments such as municipal bonds and loan origination investments, which typically focus on providing asset-based loans, real estate-related investments, bridge financing, and mezzanine financing.

•                  Risk Arbitrage. This strategy involves investing in securities of companies that are subject to publicly announced corporate events such as an acquisition, merger, divestiture, tender offer or exchange offer. Typically, the share price of the target company will trade at a discount to the purchase price offered by the acquiring company due to uncertainty regarding the successful completion of the transaction. Successful execution of the strategy requires the manager to assess the probability and likely timing of the proposed transaction being completed. The Sub-Adviser must then determine whether the spread between the offer price and the market price provides sufficient compensation for assuming the risk of the transaction failing to complete. Where the Sub-Adviser concludes that a transaction is likely to fail, the trade will consist of a short position in the target company and long position in the acquiring company.

•                  Stressed/Distressed Credit. This strategy involves investing in securities of companies under financial stress or involved in formal bankruptcy proceedings. While the strategy is predominantly oriented towards debt instruments, investments may be made across a company’s capital structure (including bank loans, bonds, subordinated debt and equity). Derivatives such as credit default swaps and listed options may be used both for hedging purposes and to express risk.

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Global Macro. Macro strategies (examples of which are depicted below) seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis. A variety of different trading and investing styles can be utilized to identify opportunities across an unconstrained universe of markets and products.

•                  Discretionary Global. This strategy involves using fundamental and macroeconomic inputs to identify investment opportunities across a broad array of asset classes and geographies. Certain Sub-Advisers may exhibit greater specialization in a particular asset class or region where they are able to leverage a greater informational advantage, given prior experience or mandate focus. This strategy is often not market neutral and typically involves directional trades as well as relative value spread trades between related instruments.

•                  Systematic Relative Value / CTA (Commodity Trading Advisors). This strategy employs a model driven approach to trading within major global asset classes, including equities, interest rates, commodities and currencies, as well as futures and options instruments. The strategy may be expressed with a relative value or directional bias and include both fundamental and purely technical (price, volume, open interest etc.) inputs. Trade signals, which are a sign that it may be a good time to buy or sell, and which are considered by the CTAs, are generally based on technical indicators that seek to predict future price levels, or general price directions, by looking at past patterns. For CTAs, the investment universe is typically limited to exchange listed futures. CTA strategies tend to be counter-cyclical to traditional markets and rely on momentum and market trends.

Equity Hedge (Long/Short) Strategies. The Fund may also utilize Equity Long/Short strategies, which seek to identify equities that are trading under or over their perceived intrinsic value or are deemed to be mispriced based on fundamental, statistical, technical or other factors. Certain of these strategies are generally implemented by employing rigorous bottom up fundamental research to properly incorporate all available company specific news and information to determine if the market has under or over-discounted the fair value of a stock thereby presenting buying or selling opportunities.

Tactical and Other Strategies. Sub-Advisers may invest in a variety of strategic, portfolio hedging (i.e., “hedging overlay”) and opportunistic investment strategies not captured above, such as short-term trading opportunities. Many of the Sub-Advisers have the discretion to invest in multiple strategies or to use combinations of the strategies summarized above. The Adviser and the Sub-Advisers also have the discretion to invest in high quality fixed income securities, cash and cash equivalents. The Adviser may, in its discretion, select Sub-Advisers who trade in non-U.S. markets and/or securities that are not U.S. dollar-denominated.

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The following strategies may be employed by the approved Sub-Advisers:

Investment Strategy	Sub-Adviser
Relative Value — Equity	Algert Global LLC
Event Driven — Credit	Canyon — River Canyon Fund Management LLC
Equity Hedge	Chilton Investment Company, LLC
Relative Value — Credit	CQS (US), LLC
Global Macro	D. E. Shaw Investment Management, L.L.C.
Global Macro and Tactical (Portfolio Hedging)	Ellington Management Group, L.L.C.
Global Macro	Goldman Sachs Asset Management, L.P.
Event Driven — Equity	JANA Partners LLC
Equity Hedge	J.P. Morgan Investment Management Inc.
Equity Hedge	Otter Creek Advisors, LLC
Relative Value — Equity	PanAgora Asset Management, Inc.
Relative Value — Equity	Santa Fe Partners LLC
Relative Value — Equity	Whitebox Advisors LLC
Event Driven — Equity	York Registered Holdings, L.P.

ALGERT GLOBAL LLC

The Board has approved the retention of Algert Global LLC as a sub-adviser to manage a portion of the Fund’s assets using Relative Value — Equity strategies.  Algert Global LLC is located at 555 California Street, Suite 3325, San Francisco, CA 94104.

CANYON — RIVER CANYON FUND MANAGEMENT LLC

The Board has approved the retention of River Canyon Fund Management LLC as a sub-adviser to manage a portion of the Fund’s assets using Event Driven — Credit strategies. River Canyon Fund Management LLC is located at 2000 Avenue of the Stars, 11th Floor, Los Angeles, CA 90067.

CHILTON INVESTMENT COMPANY, LLC

The Board has approved the retention of Chilton Investment Company, LLC as a sub-adviser to manage a portion of the Fund’s assets using Equity Hedge strategies. Chilton Investment Company, LLC is located at 1290 East Main Street, Floor 1, Stamford, CT 06902.

CQS (US), LLC

The Board has approved the retention of CQS (US), LLC as a sub-adviser to manage a portion of the Fund’s assets using Relative Value — Credit strategies. CQS (US), LLC is located at 152 West 57th Street, 40th Floor, New York, NY 10019.

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D. E. SHAW INVESTMENT MANAGEMENT, L.L.C.

The Board has approved the retention of D. E. Shaw Investment Management, L.L.C. as a sub-adviser to manage a portion of the Fund’s assets using Global Macro strategies. D. E. Shaw Investment Management, L.L.C. is located at 1166 Avenue of the Americas, Ninth Floor, New York, NY 10036.

ELLINGTON MANAGEMENT GROUP, L.L.C.

The Board has approved the retention of Ellington Management Group, L.L.C. as a sub-adviser to manage a portion of the Fund’s assets using Global Macro and Tactical (Portfolio Hedging) strategies. Ellington Management Group, L.L.C. is located at 53 Forest Avenue, Old Greenwich, CT 06612.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

The Board has approved the retention of Goldman Sachs Asset Management, L.P. as a sub-adviser to manage a portion of the Fund’s assets using Global Macro strategies. Goldman Sachs Asset Management, L.P. is located at 200 West Street, New York, NY 10282.

JANA PARTNERS LLC

The Board has approved the retention of JANA Partners LLC as a sub-adviser to manage a portion of the Fund’s assets using Event Driven — Equity strategies. JANA Partners LLC is located at 767 5th Avenue, 8th Floor, New York, NY 10153.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

The Board has approved the retention of J.P. Morgan Investment Management Inc. as a sub-adviser to manage a portion of the Fund’s assets using Equity Hedge strategies. J.P. Morgan Investment Management Inc. is located at 270 Park Avenue, New York, NY 10017.

OTTER CREEK ADVISORS, LLC

The Board has approved the retention of Otter Creek Advisors, LLC as a sub-adviser to manage a portion of the Fund’s assets using Equity Hedge strategies. Otter Creek Advisors, LLC is located at 222 Lakeview Avenue Suite 1100, West Palm Beach, FL 33401.

PANAGORA ASSET MANAGEMENT, INC.

The Board has approved the retention of PanAgora Asset Management, Inc. as a sub-adviser to manage a portion of the Fund’s assets using Relative Value — Equity strategies.  PanAgora Asset Management, Inc. is located at 470 Atlantic Avenue, 8th Floor, Boston, MA 02210.

SANTA FE PARTNERS LLC

The Board has approved the retention of Santa Fe Partners LLC as a sub-adviser to manage a portion of the Fund’s assets using Relative Value — Equity strategies. Santa Fe Partners LLC is located at 1512 Pacheco Street, Suite D202, Santa Fe, NM 87505.

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WHITEBOX ADVISORS LLC

The Board has approved the retention of Whitebox Advisors LLC as a sub-adviser to manage a portion of the Fund’s assets using Relative Value — Equity strategies. Whitebox Advisors LLC is located at 3033 Excelsior Boulevard, Minneapolis, MN 55416.

YORK REGISTERED HOLDINGS, L.P.

The Board has approved the retention of York Registered Holdings, L.P. as a sub-adviser to manage a portion of the Fund’s assets using Event Driven — Equity strategies. York Registered Holdings, L.P. is located at 767 Fifth Avenue, New York, NY 10153.

The Adviser currently anticipates entering into a sub-advisory agreement with each of these sub-advisers, as applicable. If a sub-advisory agreement is not entered into by one or more sub-advisers, the Adviser will take appropriate action, which could include finding a replacement sub-adviser.

Sub-Adviser Selection Process. The Adviser is responsible for selecting Sub-Advisers and determining the portion of the Fund’s assets to be allocated to each Sub-Adviser. Sub-Advisers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser: an analysis of the Sub-Adviser’s performance during various time periods and market cycles, the Sub-Adviser’s reputation, experience, training and investment philosophy, process and policies, the Sub-Adviser’s operational strength and resources, whether the Sub-Adviser has an identifiable track record and/or the degree to which the Sub-Adviser has a personal investment in the investment program. Sub-Advisers, however, are not required to follow the same investment style they follow in their Related Accounts. They may take into account various business, regulatory and other considerations when investing the Fund’s assets, so that the historical performance of such Related Accounts may not be representative of the potential performance of the Fund assets allocated to the Sub-Advisers.

The Fund’s multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, the Fund’s assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long-term capital appreciation. The Adviser monitors each Sub-Adviser on a regular basis, by reviewing, among other things, information on performance, portfolio exposures and risk characteristics. The identity and number of Sub-Advisers is likely to change over time. Based on the Adviser’s ongoing evaluation of the Sub-Advisers, the Adviser may, at any time, adjust allocations among Sub-Advisers, or make recommendations to the Board with respect to the hiring, termination or replacement of Sub-Advisers. In the discretion of the Adviser, at any time, the Fund may have no assets allocated to a particular Sub-Adviser (i.e., a zero allocation).

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Principal Risks

The Fund’s investments are subject to a variety of risks which may cause the Fund’s net asset value (the “NAV”) to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the Adviser’s allocation decisions. Many of the Fund’s strategies involve “speculative” investment programs. Thus, as an investor in the Fund, you could be subject to much greater risk of loss than an investor in other mutual funds. Also, there is no assurance that the Adviser or the Sub-Advisers will achieve the Fund’s objective.

As an investor in the Fund, your investment is subject to the following risks:

Multi-Manager Risk. Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers and on a Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-Advisers will be successful in this regard.

The investment strategies employed by the Sub-Advisers may not be complementary, which could adversely affect the performance of the Fund. In addition, the Sub-Advisers may have little experience managing mutual funds which, unlike hedge funds (with which the Sub-Advisers are experienced), are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Event-Driven Trading involves the risk that the special situation identified may not occur as anticipated and that this has a negative impact upon the market price of a stock.

Equity Market Risk. The market value of the securities in which the Fund is invested may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or global markets as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small companies, which tend to be more vulnerable to adverse developments. In addition, investments in a particular region or developing or emerging countries may cause the Fund to underperform other mutual funds if that country, region or group of countries falls out of favor with the relevant markets.

Market Volatility Risk. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values. Changes in the financial condition of a single issuer can impact the market as a whole. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance. Market volatility may disrupt a Sub-Adviser’s investment program if it abruptly changes pricing relationships on which the Sub-Adviser was basing an arbitrage strategy. Similarly, it may disrupt event-driven strategies if abrupt changes cause the parties to alter or abandon the event on

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which a Sub-Adviser was basing its investment strategy. Because many investors buy stocks on margin, increases in interest rates generally reduce market prices of equities. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets.

Company Risk. A company may perform poorly, and therefore, the value of its stocks and other securities may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructuring, fraudulent disclosures or other factors.

Differential Strategy Risk. Based on various business, regulatory and other considerations, the Adviser and Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by the Adviser’s or Sub-Advisers’ Related Accounts. This may result in the Adviser or Sub-Advisers making purchase or sale decisions for Related Accounts which differ from or are contrary to the purchase or sale decisions they make for the Fund, which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the Related Accounts.

Risks of Foreign Investing. The Fund may invest in foreign securities, which are subject to the following risks in addition to the risks normally associated with domestic securities of the same type:

•                                          Country risk refers to the potentially adverse political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times, it may be difficult to sell foreign securities at desirable prices.

•                                          Currency risk refers to the constantly changing exchange rate between a local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment. Currency exchange rate fluctuations may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

•                                          Custody risk refers to the process of clearing and settling Fund trades. It also covers holding securities with local agents and depositories. Low

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trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging and Developing Markets Risk. The Fund may invest in securities of companies located or traded in developing or emerging markets. The foregoing risks of foreign investing are more pronounced with respect to these securities due to the dramatic pace of change (economic, social and political) in these countries. Many of these markets are at an early stage of development and may have less stable governments, more volatile currencies and less established markets that are significantly volatile. They can be marked by extreme inflation, devaluation of currencies, dependency on certain trade partners and hostile relations.

Asset-Backed Securities Risk. The Fund may invest in asset-backed securities. The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Liquidity Risk. Liquidity risk is the risk arising from a lack of marketability of certain securities, which may make it difficult or impossible to sell at desirable prices in order to minimize loss. In periods of poor liquidity, the Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.

Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may

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result in a substantial gain or loss. Derivatives will typically increase exposure to the principal risks to which the Fund is otherwise exposed, and the following additional risks:

•                                          Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. As mentioned below, the Fund may have one or more prime brokerage relationships which further magnifies counterparty credit risk as certain derivative transactions are likely to be concentrated among one or two counterparties, and therefore increase the Fund’s credit risk exposure to such counterparties.

•                                          Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

•                                          Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

•                                          Liquidity risk is the risk that an instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the Adviser or Sub-Adviser would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or forgoing another, more appealing investment opportunity.

•                                          Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Derivatives Risk — Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts whereby the Fund may agree to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts may, however, fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The Fund’s investment of hedging strategies may be unable to

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achieve their objectives. These risks are in addition to the general “Derivatives Risks” described above.

Derivatives Risk — Futures Contracts. The Fund may enter into futures contracts, including currency, bond, commodity, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.  These risks are in addition to the general “Derivatives Risks” described above.

Derivatives Risk — Options. The Fund may purchase call or put options. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

These risks are in addition to the general “Derivatives Risks” described above.

Derivatives Risk — Swaps/Contracts for Differences. Swaps/Contracts for Differences involve greater risks than direct investment in the underlying securities, because swaps are subject to the risks related to “Derivatives” described above. These transactions or instruments are also subject to the particular risk that they could result in losses if the underlying asset or reference does not perform as anticipated. In a total return swap or contract for differences transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Such transactions can have the potential for unlimited losses.

Short Sales. Short sales are expected to comprise a significant component of the Fund’s investment strategy. It is considered a speculative investment practice. A Sub-Adviser may

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attempt to limit the Fund’s exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Sub-Adviser believes possess volatility characteristics similar to those being hedged. In addition, Sub-Advisers use short sales for non-hedging purposes to pursue their investment objectives. For example, a Sub-Adviser may effect a short sale of a security if, in the Sub-Adviser’s view, the security is over-valued in relation to the issuer’s prospects for growth.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. Short sales may also subject the Fund to leverage risk (í.e., the risk that losses could well exceed the Fund’s investment). There can be no assurance that securities necessary to cover a short position will be available for purchase.

When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and may deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Currently, the Fund’s Prime Broker is a J.P. Morgan entity. The Fund may add one or more additional Prime Brokers. Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker. The Adviser will monitor the creditworthiness of a Prime Broker.

Debt Securities. All debt securities held by the Fund are subject to certain risks. One risk is that the issuer may not be able to meet its principal or its interest-payment obligations. Another risk is that the value of debt securities generally declines as interest rates rise. The value of debt securities may also decline as a result of a change in market perception of the creditworthiness of the issuer and a change in general market liquidity. Any decline in the value of debt securities as a result of changes in credit quality or future interest rates will generally be greater for securities having longer maturities. Non-investment grade securities, especially “high-yield” bonds (commonly referred to as “junk bonds”), which are speculative investments, have a much greater risk of default and are more sensitive to risks such as credit risk and interest rate risk. In addition, the markets for non-investment grade securities may be thinner and less active than the markets for investment grade securities.

Convertible Securities. Convertible securities held by the Fund may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the

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conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The Fund may engage in direct borrowings from banks, and may enter into derivatives, short sales, securities lending, reverse repurchase agreements and other transactions, all of which subject the Fund to leverage risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations to meet segregation requirements when it may not be advantageous to do so. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. The Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can also create an interest or other transactional expense that may lower the Fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful. Reverse repurchase agreements, which may be viewed as a form of borrowing and thus subject the Fund to leverage risk, are agreements in which the Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the additional risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security.

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to the interest and dividends on its loaned securities. These loans are expected to be used to leverage the Fund’s assets - - i.e., while the Fund continues to receive the income on its loaned securities, it can invest the cash collateral received in any securities or instruments consistent with the Fund’s investment objective and earn returns thereon. The Fund will be required to return the collateral with interest at a predetermined fixed or floating rate and because the Fund’s interest obligation and transaction costs may turn out to be greater or less than the return on the Fund’s investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction. See “Leverage Risk.”

A loan may be terminated at any time by the borrower or by the Fund upon notice. Upon termination, the borrower is obligated to return the loaned securities within three business days (one day in the case of government securities). Any gain or loss in the market price of the loaned securities during the course of the loan continues to inure to the Fund’s benefit or downside risk. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. Voting and

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consent rights that accompany loaned securities pass to the borrower. The Fund will follow the policy of seeking to call the loaned securities, to be delivered within either one or three business days after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

Exchange-Traded Fund Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed, which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

CFTC Regulation. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act of 1936, as amended (“CEA”) and the Adviser is a “commodity pool operator” and “commodity trading advisor” registered with and regulated by the National Futures Association (“NFA”) and the Commodity Futures Trading Commission (“CFTC”). In addition, where appropriate, certain Sub-Advisers are also registered with and regulated by the NFA and the CFTC as “commodity trading advisors.” As a result, the Adviser, the Subsidiary, the Sub-Advisers (where applicable) and the Fund are subject to dual regulation by the CFTC and the Securities and Exchange Commission (“SEC”). The CFTC adopted regulations that harmonize certain CFTC regulations with overlapping SEC rules and regulations. The Adviser has availed itself of the CFTC’s harmonization regulation with respect to the Fund by filing a notice with the NFA. The Fund, the Subsidiary and the Adviser will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping requirements. Compliance with the CFTC regulations could increase the Fund’s expenses, adversely affecting investment returns.

Hedging Risk. Hedging is a strategy in which the Fund may use a derivative or other instrument to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund. Hedging also involves the risk that changes in the value of the derivative or other instrument will not match the value of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging

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transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There is no assurance that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Statement of Additional Information (“SAI”) contains further details about particular types of investment strategies and hedging techniques that may be utilized by the Adviser or a Sub-Adviser, as well as the risks associated with those strategies and techniques.

Additional Risk Factors. Because of the types of securities in which Sub-Advisers may invest and the investment techniques the Sub-Advisers may use, the Fund is designed for investors who are investing for the long term. Adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the Fund will achieve its investment objective. When you redeem your Fund Shares, they may be worth more or less than what you paid for them. The Fund is subject to certain risk factors in addition to the principal risks described earlier, including:

Investments in Underlying Funds. The Fund’s investments in Underlying Funds subject the Fund indirectly to the underlying risks of the Underlying Funds. Investments in the securities of other funds involve duplication of advisory fees and certain other expenses. By investing in an another fund, the Fund becomes a shareholder of that fund. As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. All, or a substantial portion of, the Underlying Funds may not be registered investment companies and, thus, are not subject to protections afforded by the 1940 Act, covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements.

Certain Underlying Funds (not expected to exceed 5% of the Fund’s net assets, including assets attributable to any Subsidiary or Trading Entity, if any) may also not provide the Fund with the liquidity the Fund requires and would thus subject the Fund directly to “liquidity risk” described above. Further, even if an investment in an Underlying Fund is deemed liquid at the time of investment, the Underlying Fund may, in the future, alter the nature of its investments and cease to be a liquid investment fund, subjecting the Fund directly to “liquidity risk.”

Managed Futures Strategy/Commodities Risk. Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund or the Subsidiary to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of

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payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected by a Sub-Adviser using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others.  Any errors or imperfections in a Sub-Adviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the Sub-Adviser’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance.  There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Depositary Receipts. Depositary receipts may be issued in a sponsored program, where an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, where the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers. Investments in unsponsored depositary receipts may be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities. Available information concerning the issuers may not be as current for unsponsored depositary receipts and the

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prices of unsponsored depositary receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.

Restricted and Illiquid Investments. Although the Fund will invest primarily in liquid, publicly traded securities, certain investments may not have an active trading market, may be restricted or may be illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws.

Because of the absence of a trading market for illiquid investments, the Fund may not be able to sell such investments at prices approximating those at which the Fund values them or at the times it desires to do so. This may adversely affect the Fund’s net asset value. Illiquid securities may trade at a discount from comparable liquid investments and may be subject to wide fluctuations in value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Further, where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to what the Adviser or Sub-Advisers believe are adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of money market funds or (ii) holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the Adviser and Sub-Advisers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

Warrants and Rights. The Fund may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be

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considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Foreign Trading Advisor Risk. The Adviser expects that some of the Trading Advisors will be located outside of the United States. Depending upon their jurisdictions, such Trading Advisors may be subject, among other things, to less rigorous reporting requirements than U.S. Trading Advisors, less rigorous regulatory and compliance requirements, and less protective legal systems and laws relating to shareholders’, investors’ and/or clients’ rights. It may also be more difficult for the Fund to enforce legal judgments against Trading Advisors located outside the United States.

Subsidiary Risk. By investing in a Subsidiary and in Trading Entities, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s and the Trading Entities’ respective investments. The Subsidiary and the Trading Entities are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund, the Trading Entities and the Subsidiary are organized and operated, as applicable, could prevent the Fund, the Subsidiary or the Trading Entities from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax Risk. To qualify for the tax treatment available to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” The U.S. Internal Revenue Service (the “IRS”) has indicated in a revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.” In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the IRS has suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. Based on the reasoning applied by the IRS in those rulings, the Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute “qualifying income.” In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.” The tax treatment of the Fund’s investment in commodity-linked notes

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and the Subsidiary could also be adversely affected by future legislation or Treasury Regulations. If income derived by the Fund from its investments in commodity-linked notes and the Subsidiary does not constitute “qualifying income,” the Fund might not qualify as a regulated investment company under the Code. In that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury Regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or the Subsidiary as “qualifying income,” the Fund and the Adviser will consider what action to take, including potentially liquidating the assets of the Fund held in the Subsidiary.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund posts on the Trust’s internet site, www.aberdeen-asset.us, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and 15 business days after the end of the previous month for fixed income funds. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

MANAGEMENT

Investment Adviser. Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $483.3 billion in assets as of June 30, 2015 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991. In rendering investment advisory services, the Adviser may use the resources of investment adviser subsidiaries of Aberdeen PLC. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Aberdeen PLC affiliates, including the Fund, as associated persons of the Adviser. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

Management Fees.

The Fund pays the Adviser a management fee based on its average daily net assets and the Adviser pays the Sub-Adviser(s) from the management fee it receives.

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The total annual advisory fees the Fund pays the Adviser (as a percentage of its average daily net assets) are calculated as follows:

Fund Assets	Management Fee
On assets up to $1 billion	1.85%
On assets between $1 billion and $2 billion	1.65%
On assets over $2 billion	1.50%

The total annual advisory fees the Predecessor Fund paid to Arden Asset Management LLC, the adviser to the Predecessor Fund (the “Predecessor Fund Adviser” or “Arden”), (as a percentage of its average daily net assets) were calculated in accordance with the same advisory fee schedule as the Fund’s current advisory fee schedule set forth above.

The Adviser and the Trust have entered into a written contract (the “Expense Limitation Agreement”) limiting the Fund’s operating expenses to 1.99% per annum of the Fund’s average daily net assets (excluding taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses) (the “Expense Limitation”). Additionally, the Expense Limitation Agreement provides that the Adviser will waive its advisory fee payable under the advisory agreement between the Adviser and the Trust to the extent necessary to reimburse the Fund for any management fees to which it is subject as an investor in Underlying Funds that are not exchange-traded funds. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect for an indefinite period, unless sooner terminated at the sole discretion of the Board. Certain of the Sub-Advisers are entitled to expense reimbursements from the Adviser and the Fund under their sub-advisory agreements with the Adviser.

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A discussion regarding the basis for the Board’s approval of the investment advisory agreement will be available in the Fund’s first report to shareholders.

The Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), which is governed by Delaware law, provides that any legal suit, action or proceeding related to, arising out of or concerning the Advisory Agreement shall be brought only in the U.S. District Court for the District of Delaware, or if such action may not be brought in that court, then such action shall be brought in the Court of Chancery of the State of Delaware. The Advisory Agreement states that it does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties to the Advisory Agreement and their respective successors and permitted assigns.  The Trust, on behalf of the Fund, enters into contractual arrangements with various parties who provide services for the Fund.  Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.  Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Adviser’s Portfolio Managers. The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund: Averell H. Mortimer, Henry P. Davis, Ian McDonald, Darren Wolf, Russell Barlow, Vicky Hudson and Peter Wasko.

Averell H. Mortimer. Following the reorganization of the Predecessor Fund into the Fund, Mr. Mortimer is expected to become an employee of the Adviser. Mr. Mortimer is the Founder, Chief Executive Officer and Chairman of the Predecessor Fund Adviser. Mr. Mortimer is also chairman of Arden’s Investment Committee and a member of Arden’s Executive Committee. Before founding Arden in 1993, Mr. Mortimer worked in a variety of investment fields, including investment banking, venture capital, and investment management. Mr. Mortimer leveraged his extensive Wall Street experience and relationships to establish Arden as a leading hedge fund specialist and he continues to drive Arden’s strategic initiatives. Mr. Mortimer holds a B.A. from the University of Colorado and an M.B.A. from Columbia University’s School of Business.

Henry P. Davis. Following the reorganization of the Predecessor Fund into the Fund, Mr. Davis is expected to become an employee of the Adviser. Mr. Davis is President of the Predecessor Fund Adviser and is a Partner and Chairman of Arden’s Executive Committee and member of Arden’s Investment Committee. Mr. Davis led the team that launched the Arden mutual fund in 2012 and is the President/CEO of Arden Investment Series Trust. Mr. Davis is also involved in manager research and portfolio management for each of the Arden funds and previously was a Managing Director responsible for supervising Arden’s research activities since 2001. Prior to joining Arden, Mr. Davis was an investment adviser and an attorney specializing in corporate and asset management work. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

Ian McDonald. Following the reorganization of the Predecessor Fund into the Fund, Mr. McDonald is expected to become an employee of Aberdeen. Mr. McDonald is the Chief Investment Officer of the Predecessor Fund Adviser and is a member of the Predecessor Fund Adviser’s Executive Committee and Investment Committee.  Mr. McDonald is based in Arden’s London office and is responsible for the day-to-day management of Arden’s overall investment process. Prior to joining Arden in 2002, Mr. McDonald worked at Morgan Stanley in the International Prime Brokerage Group’s European Capital Introduction division. In this role, he was responsible for introducing hedge funds to a variety of prospective investors, including fund of funds, private banks, pension funds, endowments and foundations. Before joining Morgan Stanley, Mr. McDonald was an investment consultant in the London office of Cambridge Associates and was responsible for monitoring European hedge fund managers. Prior to that, he was based in Cambridge’s Boston office where he focused on manager selection and due diligence of U.S. hedge funds. Mr. McDonald graduated with an M.A. (Honors) degree in Economic and Social History from the University of St. Andrews in Scotland.

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Darren Wolf. Following the reorganization of the Predecessor Fund into the Fund, Mr. Wolf is expected to become an employee of the Adviser. Mr. Wolf is the Director of Research at Arden and is a member of Arden’s Investment Committee. In addition to serving on the Investment Committee, Mr. Wolf is responsible for managing the day-to-day research activities of Arden. Prior to joining Arden, Mr. Wolf was on the Investment Committee and the Head of Research at Robeco-Sage Investment Management, where he joined as a member of the investment team in 2001.  Mr. Wolf is a graduate of Yeshiva University’s Sy Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf is a CFA Charterholder and a member of the New York Society of Security Analysts (NYSSA).

Russell Barlow. Mr. Barlow is the Head of Hedge Funds, based in Aberdeen’s London office. Russell is chairman of the Hedge Fund Investment Committee, the Deputy Chair of the Pan Alternatives Investment Committee and also has responsibility for co-mingled Hedge Fund portfolios. Russell joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where he was the Head of the Global Event Team. Prior to joining the hedge fund investment team, Russell worked for Coutts & Co where he managed the UK Valuations Team from 1998 to 2000. Russell graduated with a BA in Geography from the University of Greenwich.

Vicky Hudson.  Ms. Hudson is a Senior Investment Manager on Aberdeen’s Hedge Funds Team and a member of the Hedge Fund Investment Committee. Vicky joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where she was the head of the UK & European Equities team. Vicky joined this investment team in 1998, helping to establish and then manage the long-only multi-manager strategies.  She is currently responsible for the selection and monitoring of long-short Pan European equity managers and is lead portfolio manager for Aberdeen’s European liquid alternatives ‘manager of managers’ portfolio. Vicky graduated with a BSc (Hons) in Economics and is a Fellow of the Chartered Institute for Securities & Investment (CISI). She has completed the Investment Management Programme at the London Business School and currently sits on the Fund Management Exam Panel for the CISI.

Peter Wasko.  Mr. Wasko is a Senior Investment Manager on the Hedge Funds team and a member of the Hedge Fund Investment Committee. Peter joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where he was the Head of the US & Global Equities team. He was also responsible for managing, monitoring and selection for long-only and hedge fund portfolios. Peter has almost twenty years’ investment experience and has been conducting manager research for the past fifteen years. Prior to joining the investment team in 2004, Peter worked from Merrill Lynch Investment Managers (MLIM) in London where he headed the North American research effort for the Multi-Manager team (with USD2bn in AUM). Peter graduated with an MBA in Finance and a BS in Accounting at Rider University, New Jersey. He is a CFA Charterholder.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers (including related conflicts of interest) and the Portfolio Managers’ ownership of Shares.

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Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows the Adviser, subject to the approval of the Board, to hire, replace or terminate a sub-adviser (excluding hiring a sub-adviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board, but without shareholder approval.

If a new unaffiliated sub-adviser is hired for the Fund, shareholders will receive information about the new sub-adviser within 90 days of the change. The multi-manager structure allows the Fund greater flexibility enabling it to operate more efficiently.

Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board the hiring, termination or replacement of a sub-adviser. In instances where the Adviser hires a sub-adviser, the Adviser performs the following oversight and evaluation services for the sub-advised Fund:

•                       initial due diligence on prospective Fund sub-advisers;

•                       monitoring sub-adviser performance, including ongoing analysis and periodic consultations;

•                       communicating performance expectations and evaluations to the sub-advisers; and

•                       making recommendations to the Board regarding renewal, modification or termination of a sub-adviser’s contract.

The Adviser currently utilizes un-affiliated sub-advisers in reliance on this exemptive order with regard to the Fund. Where the Adviser does recommend sub-adviser changes, the Adviser periodically provides written reports to the Board regarding its evaluation and monitoring of the sub-adviser. Although the Adviser monitors the sub-adviser’s performance, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.

A discussion regarding the basis for the Board’s approval of the sub-advisory agreements will be available in the Fund’s first report to shareholders.

About the Fund’s Wholly-Owned Subsidiary

A Subsidiary has been formed as an exempted company organized under the laws of the Cayman Islands. The Fund may invest in that Subsidiary in order to gain exposure to certain investments, including commodities investments, within the limitations of Subchapter M of the Code, applicable to “regulated investment companies,” as more fully set forth above under “Additional Risk Factors.” The Fund will invest no more than 15% of its assets in the Subsidiary.

The Subsidiary is overseen by its own board of directors. However, the Board maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement between the Adviser and the Subsidiary,

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and the Sub-Adviser selects the Subsidiary’s investments pursuant to the sub-advisory agreement with the Adviser. Under these agreements, the Adviser and the Sub-Advisers provide the Subsidiary with the same type of management and sub-advisory services, under the same terms as are provided to the Fund. The Subsidiary has entered into addendums to the Fund’s administrative and custody agreements for the provision of the same services as are being provided to the Fund. The Subsidiary bears the fees and expenses incurred in connection with the advisory, administrative and custody services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets.

In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, the Adviser treats the assets of the Subsidiary (and any Trading Entity) generally as if the assets were held directly by the Fund. The Adviser also treats the assets of the Subsidiary (and any Trading Entity) generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary (and any Trading Entity). Any investment adviser to the Subsidiary (and any Trading Entity) serves as such in compliance with the provisions of the 1940 Act. The Subsidiary (and any Trading Entity) also complies with applicable provisions of the 1940 Act relating to affiliated transactions and custody. The custodian of the Fund serves as the custodian of the Subsidiary (and any Trading Entity).

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SHARE CLASSES

Shares of the Fund have not been registered for sale outside of the United States and its territories.

It is expected that shares of the Fund may be held exclusively by clients of a single financial advisor who will hold the Shares on behalf of its clients.

Note About Share Classes

The Fund offers one share class — Institutional Class.

The fees and expenses for the Fund are set forth in the Fund summary.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•                  funds of funds offered by affiliates of the Fund;

•                  retirement plans for which no third-party administrator receives compensation from the Fund;

•                  institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•                  rollover individual retirement accounts from such institutional advisory accounts;

•                  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•                  registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial  intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

•                  where the advisers derive compensation for advisory services exclusively from clients; or

•                  high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

Transfer Agent Out-of-Pocket Expenses

The Fund may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund, subject to certain limitations approved by the Board. Transfer agent out-of-pocket

39

expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers. The Adviser may also pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund, subject to certain limitations approved by the Board. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative services.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.20%, flat fees or minimum aggregate fees of up to $250,000 annually. These amounts are subject to change at the discretion of Aberdeen. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Fund’s assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•                  the Fund’s distributor and other affiliates of the Adviser;

•                  broker-dealers;

40

•                  financial institutions; and

•                  other financial intermediaries through which investors may purchase shares of the Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of the Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all sub-advisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a sub-adviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Fund. In addition, financial intermediaries are responsible for providing to you any communication from the Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in this prospectus to their customers for such services.

If shares of the Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. Since the Fund will have no record of your transactions, you should contact your financial intermediary to purchase or redeem shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase and redemption orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

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•                  The Fund will be deemed to have received an order that is in good form when the order is received in proper form (i.e., the financial intermediary has all the information and documentation it deems necessary to effect the order) by the financial intermediary on a business day, and the order will be priced at the Fund’s net asset value per share (adjusted for any applicable sales charge) next determined after such receipt.

•                  Financial intermediaries are responsible for transmitting accepted orders to the Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

CONTACTING ABERDEEN FUNDS

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•                  make transactions;

•                  hear fund price information; and

•                  obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us/aam.nsf/usRetail/home 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•                  download Fund prospectuses;

•                  obtain information on the Aberdeen Funds;

•                  access your account information; and

•                  request transactions, including purchases and redemptions.

By Regular Mail

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

By Overnight Mail

Aberdeen Funds

c/o Boston Financial Data Services

30 Dan Rd

Canton, MA 02021

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By Fax 866-923-4269.

SHARE PRICE

The net asset value or “NAV” is the value of a single share. To the extent the Fund offers multiple classes of Shares, a separate NAV is calculated for each share class of the Fund. The NAV is:

•                  calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•                  generally determined by dividing the total net market value of the securities and other assets owned by the Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by the Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.  An order is in “good form” if the Fund’s transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

•                  Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

•                  The Trust reserves the right to reprocess purchase (including dividend reinvestments)  and redemption transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•                  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase and redemption transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-866-667-9231.

The Fund does not calculate NAV on days when the New York Stock Exchange is closed. The New York Stock Exchange is closed on the following days:

•                  New Year’s Day

•                  Martin Luther King, Jr. Day

•                  Presidents’ Day

•                  Good Friday

•                  Memorial Day

•                  Independence Day

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•                  Labor Day

•                  Thanksgiving Day

•                  Christmas Day

•                  Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

BUYING AND SELLING SHARES

How to Buy Shares

Be sure to specify the class of shares you wish to purchase. The Fund may reject any order to buy shares and may suspend the offering of shares at any time.

Through an authorized intermediary. The Fund or the Fund’s distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase and redemption orders for the Fund. Your transaction is processed at the NAV next calculated after the Fund’s transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. Dollars and drawn on a U.S. bank. The Fund does not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Fund follows procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Fund may revoke telephone privileges at any time, without notice to shareholders.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Fund may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Fund’s custodian bank. The authorization will be in effect unless you give the Fund written notice of its termination.

•                  if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•                  your bank may charge a fee to wire funds.

•                  the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches

44

Aberdeen Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Fund written notice of its termination.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Class shares should call our toll-free number 866-667-9231.

How to Sell* Shares

*                       A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Fund or the Fund’s distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase and redemption orders for the Fund. Your transaction is processed at the NAV next calculated after the Fund’s transfer agent or an authorized intermediary receives your order in proper form.

By mail or fax. You may request a redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the fund(s) you wish to redeem from. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Fund follows procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Fund may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Fund may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Fund may discontinue on-line transactions of Fund shares at any time.

By bank wire. The Fund can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Fund written notice of its termination.

•                  your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•                  Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•                  your financial institution may also charge a fee for receiving the wire.

•                  funds sent outside the U.S. may be subject to higher fees.

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By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Fund written notice of its termination.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Class shares should call our toll-free number 866-667-9231.

Fair Value Pricing

The Fund values its securities at current market value or fair value, consistent with regulatory requirements.

Securities listed on the Nasdaq National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best offer price if the last trade price is below such mid and down to NASDAQ’s best offer price if the last trade is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Fund. If no sale is shown on NASDAQ, the mid price will be used. If no sale is shown and no mid price is available, the price will be deemed “stale” and the value will be determined in accordance with Board-approved fair valuation procedures.

U.S. exchange traded securities are valued at their last sale prices as reported on the primary exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite mid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges.

Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their mid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. As it relates to certain markets (e.g., Russian, Thailand), if there is no activity on the exchange in which the Fund’s security trades, a price comparable security trading on a different exchange will be used.

Other securities for which market quotations are readily available will be valued at their mid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities.

If market quotations are not readily available, securities and other assets, will be valued at fair value pursuant to procedures adopted in good faith by, and under the supervision of, the Board. The Fund may also use fair value to value certain types of illiquid securities. Fair value pricing

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generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation.

Since trading in many foreign securities is normally completed before the time at which the Fund calculates its NAV, events or market fluctuations affecting the value of such securities held by the Fund that occur between the close of trading in the security and the time at which the Fund prices its portfolio securities would not be reflected in the Fund’s calculation of its NAV if foreign securities are generally valued at their closing prices. To address this issue, the Board has approved procedures that implement fair valuations of foreign equity securities (excluding Canadian, Mexican and ADR securities priced on a domestic exchange) as a result of movements in U.S. markets (following the close of various foreign markets) that, on any given day, exceed certain Fund-approved triggers or thresholds. One or more independent fair valuation pricing services may be retained to assist in the fair valuation process for foreign securities.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Adviser, its representatives on the Fund’s pricing committee, and/or other agents of the Fund/Board, operating under procedures approved by the Board, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.

Debt securities will generally be valued by a third-party pricing service which employs different techniques to determine valuations for normal institutional trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Board. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rates, which will be supplied by a pricing vendor. Swap contracts/contracts for differences will be valued at prices furnished by an independent pricing service.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time that determination of such values or exchange rates are made and the time that the net asset value is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

In accordance with these policies, investments in Underlying Funds are valued at their “fair values.” Ordinarily, this will be the values determined by the managers of the Underlying Funds

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(“Managers”) in accordance with the Underlying Funds’ valuation policies and as reported by the Managers. As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from the Fund if the Fund’s interest were redeemed. The Fund may not be able to verify valuation information given to the Fund by the Managers. In the unlikely event that an Underlying Fund does not report a value to the Fund on a timely basis, the Fund would determine the fair value of its interest in that Underlying Fund based on all relevant circumstances which may include the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its assets. The Board has determined that any values of interests in Underlying Funds reported as “estimated” or “final” values (using the nomenclature of the private investment fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

Before investing in any Underlying Fund (that is not a registered investment company), the Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Furthermore, prior to the Fund investing in an Underlying Fund (that is not a registered investment company), the Adviser will seek confirmation from the Manager that, in the event the Manager allocates Underlying Fund assets to a special investment account or side pocket: (i) the valuations as provided to the Fund are reflective of the most recently computed fair value of the special investment account or side pocket by the Manager; and (ii) the Manager computes the fair value of the special investment account or side pocket at least on an annual basis.

The Fund’s valuation procedures adopted require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Manager does not represent the fair value of the Fund’s interests in an Underlying Fund. Following procedures adopted by the Board, the Adviser could value the Fund’s investment in an Underlying Fund at the Underlying Fund’s net asset value as reported at the time of valuation, or, if appropriate and in light of the relevant circumstances, adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review of the Board.

Investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets, which, in turn, would affect amounts paid on redemptions of Shares and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect. If the net asset value of a mutual fund is not accurate, purchasing or redeeming shareholders may pay or receive too little or too much for their shares and the interests of remaining shareholders may become overvalued or diluted.

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In-Kind Purchases

The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Fund must obtain the following information for each person that opens a new account:

•                  name;

•                  date of birth (for individuals);

•                  residential or business street address (although post office boxes are still permitted for mailing); and

•                  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund’s minimum.

•                  If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the SAI for information about the circumstances under which this fee will not be assessed.

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•                  The Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Fund may delay paying your redemption proceeds if:

•                  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•                  trading is restricted; or

•                  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order.  The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker).  Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days:

•                  if the account holder is engaged in excessive trading or

•                  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund’s then-current NAV until you give the Fund different instructions.

Under extraordinary circumstances, the Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

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The Board has adopted procedures for redemptions in-kind by shareholders including affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Fund in any of the following instances:

•                  if ownership is being changed on your account;

•                  the redemption check is made payable to anyone other than the registered shareholder;

•                  the proceeds are mailed to an address other than the address of record;

•                  your account address has changed within the last 15 calendar days;

•                  the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; or

•                  the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

Aberdeen Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between funds of the Trust or sales and repurchases of a fund within a short time period) may:

•                  disrupt portfolio management strategies;

•                  increase brokerage and other transaction costs; and

•                  negatively affect fund performance.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV

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(referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Fund:

Monitoring of Trading Activity

The Fund, through the Adviser, its sub-adviser(s) (if applicable) and its agents, monitor selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Fund may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s account. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever the Fund is able to identify short-term trades or traders, the Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. The Fund also has sole discretion to:

•                  restrict purchases that the Fund or its agents believe constitute excessive trading and

•                  reject transactions that violate the Fund’s excessive trading policies.

Fair Valuation

The Trust has fair value pricing procedures in place as described above in “Fair Value Pricing.”

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee the Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax

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on the income and capital gains it distributes to you. The Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly.  Capital gains, if any, may be distributed at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•                       distributions are taxable to you at either ordinary income or capital gains tax rates;

•                       distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•                       distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•                       for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

•                       for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

•                       distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV (any exempt interest dividends will be reported on Form 1099-INT), which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Fund, from ascertaining with certainty, until after the calendar year end, and in some cases the Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

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Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If the Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit.

If you are a taxable investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at 15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above those amounts that is long-term capital gain and 0% at certain income levels (with these income thresholds adjusted annually for inflation). You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.

Other

Distributions and gains from the sale of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax

54

adviser.  Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Under current law, the Fund serves to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, dividends and net gain from investments, of U.S. individuals with income exceeding $200,000 ($250,000 if married filing jointly), and of estates and trusts.

Additionally, a 30% withholding tax is currently imposed on fund dividends and, beginning in 2019, will be imposed on redemption proceeds paid, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

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The Subsidiary will not be subject to Federal income tax.  It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary  during that year.  Gains from the sales of investments by the Subsidiary will not be eligible for capital gains treatment but instead will be treated as ordinary income when included in income by the Fund.  Furthermore, the Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually, on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights information presented for the Fund is the financial history of the Predecessor Fund.  The financial highlights table is intended to help you understand the Predecessor Fund’s financial performance for the fiscal periods ended October 31, 2014 and October 31, 2013.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s most recent annual report.  The Predecessor Fund’s most recent annual report is available upon request.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	PER SHARE OPERATING PERFORMANCE						RATIOS/SUPPLEMENTAL DATA
		Investment Operations			Distributions		Ratios to Average Net Assets of(2)					Total Return(3)
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)	Total investment operations	Net realized gains	Net asset value, end of period	Expenses before waivers and after expenses related to securities sold short	Expenses after waivers and after expenses related to securities sold short	Expenses after waivers and before expenses related to securities sold short		Net investment income (loss)	Net asset value(4)	Portfolio turnover rate (excluding short sales)(3)	Ending net assets (thousands)
For the period 11/27/12*—10/31/13	$10.00	$(0.15)	$0.64	$0.49	—	$10.49	3.28%	3.28%	2.43.	%	(1.59)%	4.90%	404%	$1,034,299
Year ended October 31, 2014	$10.49	$(0.11)	$0.19	$0.08	$(0.34)	$10.23	3.80%	3.66%	2.09%		(1.09)%	0.73%	460%	$1,175,210

*                                Commencement of investment operations.

(1)                          Net investment income (loss) per share is based on average shares outstanding.

(2)                          Annualized for periods less than one year.

(3)                          Not annualized for periods less than one year.

(4)                          Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

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INFORMATION FROM ABERDEEN FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents — which may be obtained free of charge — contain additional information about the Fund:

•                  Statement of Additional Information (incorporated by reference into this Prospectus)

•                  Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance)

•                  Semi-Annual Reports

To obtain any of the above documents free of charge, to request other information about the Fund, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Fund’s website www.aberdeen-asset.us.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Fund’s website at www.aberdeen-asset.us or call 866-667-9231 for additional information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds
P.O. Box 55930

Boston, MA 02205-5930

By Overnight Mail:

Aberdeen Funds

c/o Boston Financial Data Services

30 Dan Rd

Canton, MA 02021

For 24-hour Access:

866-667-9231 (toll free)

Customer Service Representatives are available 8 a.m.-9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Fund’s website at www.aberdeen-asset.us.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain information about the Fund, including the SAI, from the SEC:

•                  on the SEC’s EDGAR database via the Internet at www.sec.gov;

•                  by electronic request to publicinfo@sec.gov (the SEC charges a fee for this service);

•                  in person at the SEC’s Public Reference Room in Washington, D.C. (for their hours of operation, call 202-551-8090); or

•                  by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-1520 (the SEC charges a fee to copy any documents).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

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Aberdeen Multi-Manager Alternative Strategies Fund II

Series of Aberdeen Funds

Prospectus Dated October 22, 2015

Class A Shares (ARETX)

Class C Shares (CARDX)

Class R Shares (RARDX)

Institutional Class Shares (IARDX)

This Prospectus has information about Aberdeen Multi-Manager Alternative Strategies Fund II, a series of shares offered by Aberdeen Funds, that you should know before you invest. You should read it carefully and keep it with your investment records. The Securities and Exchange Commission and the Commodities Futures Trading Commission have not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. Any representation to the contrary is a criminal offense.

i

SUMMARY OF THE FUND

Investment Objective

The Aberdeen Multi-Manager Alternative Strategies Fund II (the “Fund”) seeks to achieve capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds.  More information about these and other discounts is available from your financial advisor and in the “Choosing a Share Class — Reduction and Waiver of Class A Sales Charges” section on page 41 of the Fund’s prospectus and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges” and “Reduction of Sales Charges” sections on pages 42-43 and 46-47 of the Fund’s Statement of Additional Information.

	Class A		Class C	Class R	Institutional Class
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75	%(1)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(2)	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.85%		1.85%	1.85%	1.85%
Distribution and Service (12b-1) Fees	0.25%		1.00%	0.50%	None
Other Expenses(3)
Dividend and Interest Expenses on Short Positions	1.64%		1.64%	1.64%	1.64%
All Other Expenses	3.74%		3.74%	3.74%	3.74%
Total Other Expenses	5.38%		5.38%	5.38%	5.38%
Acquired Fund Fees and Expenses	0.03%		0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	7.51%		8.26%	7.76%	7.26%
Less Fee Waiver/Expense Reimbursement(4)	3.60%		3.60%	3.60%	3.60%
Net Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	3.91%		4.66%	4.16%	3.66%

(1)

Investors that held Advisor Class shares of Arden Alternative Strategies II (the “Predecessor Fund”) on the closing date of the Predecessor Fund’s reorganization into the Fund will have the applicable front-end sales charge waived on subsequent purchases of Class A shares of

1

the Fund.

(2)

Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(3)	“Other Expenses” are based on anticipated expenses payable by the Fund for the current fiscal year.

(4)

Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract (the “Expense Limitation Agreement”) limiting the Fund’s operating expenses to 1.99% per annum (of the Fund’s average daily net assets (excluding taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated funds), any fees paid pursuant to a Rule 12b-1 plan (if applicable to the share class), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses)) for all Classes of the Fund (the “Expense Limitation”). Additionally, the Expense Limitation Agreement provides that the Adviser will waive its advisory fee payable under the advisory agreement between the Adviser and the Trust to the extent necessary to reimburse the Fund for any management fees to which it is subject as an investor in Underlying Funds (as defined below) that are not exchange-traded funds. This contractual limitation will remain in effect for an indefinite period (i.e., into perpetuity), unless sooner terminated at the sole discretion of the Board of Trustees (the “Board”). The Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made only to the extent it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed.

Expense Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs at the end of each period would be:

	1 Year	3 Years
Class A	$1,041	$1,699
Class C	$567	$1,405
Class R	$418	$1,264
Institutional Class	$368	$1,120

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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which will not be reflected in annual fund operating expenses or in the Example above, will reduce the Fund’s performance.

Principal Investment Strategies

In pursuing the Fund’s objective, the Adviser seeks to enable the Fund to achieve a low beta to the major equity and fixed income markets through the allocation of the assets of the Fund among a number of sub-advisers (the “Sub-Advisers”) that employ a variety of alternative investment strategies. Beta is a measure of the Fund’s volatility relative to the volatility of the markets as a whole. A low beta signifies a security whose return is not highly correlated with the returns of the markets as a whole. The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets allocated to each Sub-Adviser. When allocating assets among Sub-Advisers, the Adviser considers a range of factors including each Sub-Adviser’s investment style and historical performance, as well as various characteristics of the Sub-Adviser’s expected investment portfolio.

The main strategies that may be employed by the Fund’s Sub-Advisers include:

•

Relative Value Strategies, which seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments, or trade credit exposures on a fundamental basis seeking returns from both long and short positions;

•

Event Driven Strategies, which involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions or other events where the investment thesis is predicated on the anticipated effect of such transactions or events;

•

Global Macro/Fixed Income Strategies, which seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis;

•

Equity Hedge (Long/Short) Strategies, which seek to identify equities that are trading under or over their perceived intrinsic value or are deemed to be mispriced based on fundamental, statistical, technical or other factors; and

•

Tactical and Other Strategies, which relate to a variety of strategic, portfolio hedging (“hedging overlay”) and opportunistic investment strategies not captured above, such as short-term trading opportunities.

As a result of the Sub-Advisers’ strategies, the Fund may invest in long and short positions in, among other investments: equity and fixed income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the over-the-counter markets, financial futures and options thereon, foreign currency forward contracts, exchange-traded funds (ETFs) and in asset-based investments such as asset-backed securities (including collateralized loan obligations), real estate mortgages and tax liens. Derivatives may be used by the Fund for a variety of

3

purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes. The Fund may engage in securities lending. The Sub-Advisers use speculative investment practices, including leverage, that could increase the Fund’s volatility. Leverage, for example, is created through the Fund’s use of short sales, securities lending and derivatives. The Fund may engage in short-term trading.

The Fund may invest in both investment grade and below investment grade securities (commonly referred to as high yield or “junk” bonds). A bond is considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), Standard & Poor’s Rating Services (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality.  In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the lowest rating category received from an NRSRO.

The Fund may invest, without limit, in any market, including emerging and developing markets.

The Sub-Advisers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use. The risk of loss may be significant if a Sub-Adviser employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable.

Additionally, up to 20% of the Fund’s assets may be managed by the Adviser. The Fund may invest up to 10% of its assets (either directly or indirectly through investments made by a Subsidiary or Trading Entity (as defined below)) in hedge funds, funds traded publicly on foreign exchanges, and, to a lesser extent, affiliated and unaffiliated open-end and closed-end registered investment companies, other than money market mutual funds (“Underlying Funds”). Although money market mutual funds are not counted toward the 10% limitation, the Fund is permitted to invest in money market mutual funds within the limits permitted by federal securities laws. A portion of the Fund’s net assets (up to 15%) is expected to be invested in one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Subsidiary”). Any Subsidiary will be advised by the Adviser and may invest its assets in limited liability companies or other business entities (each, a “Trading Entity” and collectively, the “Trading Entities”) or Underlying Funds, the trading of each of which will be managed on a discretionary basis by a Sub-Adviser or a different third-party manager, respectively, typically a commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program (a “managed futures program”). All or a portion of a Subsidiary’s assets may also be managed by a Trading Advisor which, in this case, would serve as a Sub-Adviser to the Subsidiary and indirectly the Fund.

Principal Investment Risks

The Fund’s investments are subject to a variety of risks that may cause the Fund’s net asset value to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the Adviser or the Sub-Advisers will achieve the Fund’s objective.

4

As an investor in the Fund, your investment is subject to the following risks:

•

Multi-Manager Risk is that the success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability to select Sub-Advisers to implement the Fund’s investment objective and the Adviser’s success in allocating assets to those Sub-Advisers.

•

Event-Driven Trading involves the risk that the event identified may not occur as anticipated or may not have the anticipated effect, which may result in a negative impact upon the market price of securities held by the Fund.

•	Equity Market Risk is the risk that the market value of the securities in which the Fund invests may fall or fail to rise.

•

Market Volatility Risk is the risk that markets are volatile and the values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values.

•	Company Risk is the risk that a company in which the Fund is invested may perform poorly, and therefore, the value of its stocks and other securities may decline.

•

Differential Strategy Risk. Based on various business, regulatory and other considerations, the Adviser and Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by other funds, accounts or other investment vehicles managed by the Adviser or Sub-Adviser (“Related Accounts”). This may result in the Adviser or Sub-Advisers making purchase or sale decisions for Related Accounts which differ from or are contrary to the purchase or sale decisions they make for the Fund, which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the Related Accounts.

•

Risks of Foreign Investing is the risk that because the Fund may invest in foreign securities, the Fund may be subject to the risks associated with foreign securities, such as country risk (the potentially adverse political, economic and other conditions of the country), currency risk (the constantly changing exchange rate between a local currency and the U.S. dollar) and custody risk (the risk associated with the process of clearing and settling Fund trades in foreign markets). Currency exchange rate fluctuations may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser or a Sub-Adviser are unsuccessful. This risk also includes the risk of investing in offshore funds, which are not subject to the investor protections of the Investment Company Act of 1940 (the “1940 Act”) and also give rise to the aforementioned risks of foreign investing. Changes in tax and other laws could also adversely affect investments in offshore Underlying Funds.

5

•

Emerging and Developing Markets Risk is the risk associated with the Fund’s investments in securities of companies located or traded in developing or emerging markets, which are at an early stage of development and may have less stable governments, more volatile currencies and less established markets that are significantly volatile. Therefore, the above risks of foreign investing are often more pronounced in these markets.

•

Asset-Backed Securities Risk. The Fund may invest in asset-backed securities. The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

•

Liquidity Risk. Liquidity risk is the risk arising from a lack of marketability of certain securities, which may make it difficult or impossible to sell at desirable prices in order to minimize loss. In periods of poor liquidity, the Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity.

•

Derivatives may be a significant component of the Fund’s investment strategy. Derivatives are subject to the risk that gains or losses may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss. Derivatives will typically increase exposure to the principal risks to which the Fund is otherwise exposed, and are subject to the following additional risks:

•

Counterparty credit risk (the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its  obligations due to financial difficulties, and the Fund may obtain no

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recovery of its investment, and any recovery may be delayed);

•	Hedging risk (the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains);

•	Correlation risk (the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses);

•	Liquidity risk (the risk that the derivative instrument may be difficult or impossible to sell or terminate); and

•	Leverage risk (the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument).

•

Derivatives — Forward Foreign Currency Contracts Risk is the risk that the Fund may be exposed to when it agrees to enter into a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts may fall in value due to foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investment in these instruments also subjects the Fund to counterparty risk.

•

Derivatives Futures Risk is the risk that the Fund may be exposed to if it enters into futures contracts, including currency, bond, commodity, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.  These risks are in addition to the general “Derivatives Risks” described above.

•

Derivatives Options Risk is the risk that the Fund may be exposed to when it purchases or sells call or put options, which are in addition to the risks relating to “Derivatives” described above. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of

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the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

•

Derivatives Swaps/Contracts for Differences Risk involves greater risks than direct investment in the underlying securities, because swaps and contracts for differences are subject to the risks relating to “Derivatives” described above. Further, total return swaps and contracts for differences are also subject to the particular risk that they could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses.

•

Short Sales are expected to comprise a significant component of the Fund’s investment strategy. It is considered a speculative investment practice. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. Short sales may also subject the Fund to leverage risk (i.e., the risk that losses could well exceed the Fund’s investment). This can occur, for example, when the Fund fails to earn as much on an investment purchased with borrowed funds as it pays for the use of those funds. There can be no assurance that securities necessary to cover a short position will be available for purchase.

•

Debt Securities held by the Fund are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. The Fund may invest in “high yield”, lower rated (or unrated) securities (commonly referred to as “junk bonds”). These instruments are considered speculative and have a much greater risk of default, thereby subjecting the Fund to greater degrees of credit risk (risk of loss) and interest rate risk than higher-rated securities.

•

Convertible Securities held by the Fund are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the stock into which they convert,

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and are thus subject to market risk.

•

Leverage. Some or all of the Fund’s Sub-Advisers may borrow money from banks for investment purposes and, thus, the Fund may make margin purchases of securities, to the extent permitted by the 1940 Act. This practice, which is known as “leverage,” is speculative and can involve significant risk of loss. The Fund is also subject to leverage risk in connection with the Sub-Advisers’ speculative investment practices, such as using short sales, securities lending, reverse repurchase agreements, derivatives or other instruments where the risk of loss exceeds the amount invested.

•

Lending Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loans and obtain the return of the securities loaned. The Fund will be entitled to the interest and dividends on its loaned securities. These loans are expected to be used to leverage the Fund’s assets - - i.e., while the Fund continues to receive the income on the loaned securities, it can invest the cash collateral received in any securities or instruments consistent with the Fund’s investment objective and earn returns thereon. The Fund will be required to return the collateral with the interest at a predetermined fixed or floating rate and because the Fund’s interest obligation and transaction costs may turn out to be greater or less than the return on the Fund’s investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction. See “Leverage Risk.”

•

Exchange-Traded Fund (“ETF”) Risk. The Fund may invest in ETFs, which are subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

•

Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase. Short-term trading causes the Fund to have a high portfolio turnover rate, which could, in turn, generate higher transaction costs (due to commissions or dealer mark-ups and other expenses), and reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the

9

amount of taxable income recognized by shareholders of the Fund, may reduce the after-tax returns of the shareholders, and, in particular, may generate short-term capital gains, which are taxed at ordinary income tax rates.

Performance

A bar chart and past performance table are not included in this Prospectus because the Fund has not completed a full calendar year of operations. After completion of its first calendar year of operations, the Fund will present these items and compare its performance to the performance of a broad-based securities index, and additional indices showing the returns of the equity and fixed income markets.  Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated information on the Fund’s performance results, including the Fund’s current net asset value, can be obtained by visiting www.aberdeen-asset.us or calling 866-667-9231.

Investment Adviser

Aberdeen Asset Management Inc. serves as the Fund’s investment adviser.

Sub-Advisers. Below are the currently authorized Sub-Advisers with their corresponding investment strategy:

Investment Strategy	Sub-Adviser
Relative Value – Equity	Algert Global LLC
Event Driven – Credit	Canyon – River Canyon Fund Management LLC
Equity Hedge	Chilton Investment Company, LLC
Relative Value – Credit	CQS (US), LLC
Global Macro	D. E. Shaw Investment Management, L.L.C.
Global Macro and Tactical (Portfolio Hedging)	Ellington Management Group, L.L.C.
Global Macro	Goldman Sachs Asset Management, L.P.
Equity Hedge	J.P. Morgan Investment Management Inc.
Equity Hedge	Otter Creek Advisors, LLC
Relative Value – Equity	PanAgora Asset Management, Inc.
Relative Value – Equity	Santa Fe Partners LLC
Relative Value – Equity	Whitebox Advisors LLC
Event Driven – Equity	York Registered Holdings, L.P.

In the discretion of the Adviser, at any time, the Fund may have no assets allocated to one or more Sub-Adviser(s) (i.e., zero allocation). Allocations may change at any time (or not at all).

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Portfolio Managers of the Adviser. The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Averell H. Mortimer	Portfolio Manager	2014 (since Inception)*
Henry P. Davis	Portfolio Manager	2014 (since Inception)*
Ian McDonald	Portfolio Manager	2014 (since Inception)*
Darren Wolf	Portfolio Manager	2015*
Russell Barlow	Portfolio Manager	2015
Vicky Hudson	Portfolio Manager	2015
Peter Wasko	Portfolio Manager	2015

* Includes the Predecessor Fund.

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT INVESTMENT OBJECTIVE,
STRATEGIES AND RELATED RISKS

More Information about the Fund’s Principal Investment Strategies

The Fund seeks to achieve its investment objective through a multi-manager approach by which the Adviser allocates the assets of the Fund among a number of Sub-Advisers that employ a variety of alternative investment strategies. The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets allocated to each Sub-Adviser. The Adviser seeks to identify Sub-Advisers that, based on their investment strategies and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and enable the Fund as a whole to achieve a low beta to the major equity and fixed income markets. Beta is a measure of the Fund’s volatility relative to the volatility of the markets as a whole. A low beta signifies a security whose return is not highly correlated with the returns of the markets as a whole.

The main strategies that may be employed by the Fund and its Sub-Advisers include: relative value, event driven, global macro/fixed income, equity hedge and tactical investment strategies. The Adviser also may allocate the Fund’s assets to additional strategies in the future. There is no assurance that all of the strategies discussed in this prospectus will be used by the Adviser or Sub-Advisers.

The Fund may invest in long and short positions in, among other investments: equity and fixed income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the over-the-counter markets, exchange-traded funds (“ETFs”), financial futures and options thereon, foreign currency forward contracts, and in asset-based investments such as asset-backed securities (including collateralized loan obligations), real estate mortgages and tax liens. Derivatives may be used by the Fund for a variety of purposes, such as to enhance returns, increase investment flexibility or speculate on a targeted investment opportunity, or for hedging purposes. In addition, the Fund may use derivatives products, such as total return swaps, options or other instruments, for purposes of seeking economic exposure to various alternative investment strategies. The Fund may engage in securities lending. The Fund may also engage in short-term trading.

The Fund may invest in both investment grade and below investment grade securities (commonly referred to as high yield or “junk” bonds). A bond is considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), Standard & Poor’s Rating Services (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality.  In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the lowest rating category received from an NRSRO.

The Fund may invest, without limit, in any market, including emerging and developing markets.

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The Sub-Advisers have broad discretion in the types of securities or instruments they may own, the type of trading strategies they may employ, and the amount of leverage they may use. The risk of loss may be significant if a Sub-Adviser employs valuation assumptions or credit judgments that are incorrect, incorrectly evaluates market conditions or the nature and extent of spread relationships, or otherwise makes investment decisions that prove to be unprofitable.

Additionally, up to 20% of the Fund’s assets may be managed by the Adviser. The Fund may invest up to 10% of its assets (either directly or indirectly through investments made by a Subsidiary or Trading Entity (as defined below)) in Underlying Funds. A portion of the Fund’s assets (up to 15%) is expected to be invested in one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (a “Subsidiary”). Any Subsidiary will be advised by the Adviser and may invest its assets in limited liability companies or other business entities (each, a “Trading Entity” and collectively, the “Trading Entities”) or Underlying Funds, the trading of each of which will be managed on a discretionary basis by a Sub-Adviser or a different third-party manager, respectively, typically a commodity trading advisor (a “Trading Advisor”) pursuant to such Trading Advisor’s commodity-related investment program (a “managed futures program”). All or a portion of a Subsidiary’s assets may also be managed directly by a Trading Advisor which, in this case, would serve as a Sub-Adviser to the Subsidiary and indirectly the Fund.

The Adviser may allocate assets to Underlying Funds (both directly and indirectly) in circumstances where, for example, a Sub-Adviser is not available to implement a particular strategy or style sought by the Adviser, or pending approval of a Sub-Adviser by the Board. In addition, the Adviser may use derivatives products for the Fund (either directly or indirectly through a Subsidiary or Trading Entity), such as total return swaps, contracts for differences, options or managed derivatives products, for purposes of seeking economic exposure to various alternative investment strategies, producing incremental earnings or hedging existing positions and for investment flexibility.

The Adviser allocates the assets of the Subsidiary (including through investments in Trading Entities) among the Trading Advisors typically to provide exposure to managed futures programs or to Underlying Funds employing managed futures or other strategies. The Adviser expects the Trading Advisors to trade independently of each other and, as a group, to employ a wide variety of systematic, relative value and discretionary managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

The main strategies that may be employed by the Fund include:

Relative Value. Relative value strategies typically seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments and can include the following strategies:

•

Credit — Relative Value. This strategy involves seeking to exploit differences in relative pricing between securities within an issuer’s capital structure or between related instruments referencing an issuer or issuers where historical relationships

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are mis-priced and there is reason to believe they may converge or diverge. These strategies are generally implemented by taking off-setting long and short positions in similar or related securities when their values, which are historically or mathematically interrelated, are temporarily distorted. This strategy also encompasses Sub-Advisers who trade credit instruments based on having conducted an analysis of the issuer’s fundamental data such as growth rates, earnings and debt levels, while seeking returns from both long and short positions. Credit Relative Value strategies primarily trade corporate debt instruments, bank loans and municipal bonds, however they may also invest in equities and credit derivatives (both single name and indices).

•

Equity (Market Neutral — Fundamental/Trading). This strategy utilizes primarily discretionary, qualitative processes to select securities and construct equity portfolios that are typically sought to be managed with relatively low net long or short exposure—typically +/-20%. This strategy incorporates both high-turnover active trading styles, as well as longer-horizon fundamentally oriented investment approaches.

•

Equity (Market Neutral — Quantitative). This strategy utilizes quantitative processes to screen and select securities and to construct portfolios that are typically sought to be managed with a relatively low long/short net exposure. The strategy typically incorporates longer term fundamentally-driven strategies and short term technically-driven statistical arbitrage strategies.

•

Fixed Income Relative Value. This strategy focuses on taking advantage of temporary pricing anomalies in, along, and between related instruments in interest rate and currency markets (both through direct trades and related derivative instruments). Trades in a particular instrument are often based on observed movements in the price of the instrument when compared to prices of related instruments and deviations from historical levels when the investment team anticipates that prices of the instrument will revert or return to historical levels in the future; there is no guarantee that prices will revert in the manner anticipated by the investment team. Trades can be directional or conditional in nature and are almost always expressed through derivative transactions, including futures, interest rate swaps, options, options on swaps and forwards.

•

Convertible Arbitrage. This strategy typically involves seeking to take advantage of the convex price relationship between a convertible bond and the underlying equity by buying the convertible security and simultaneously trading a short position in the underlying equity according to the changing price relationship. (The “convex price relationship” means that as the value of a bond yield increases, the price of the bond decreases.)

•	Volatility Arbitrage. This strategy involves seeking to exploit mis-pricings in volatility between options or between the relative volatility of options versus their underlying

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securities, primarily in equity and fixed income markets, but also in credit and currency markets.

Event-Driven. Event-driven strategies, a number of which are depicted below, involve investing in securities of companies currently or prospectively involved in a wide variety of corporate transactions or other events where the investment thesis is predicated on the anticipated effect of such transactions or events. Such events may include mergers, acquisitions, recapitalizations, restructurings, spinoffs, divestitures, management change, new products or offerings, and other situations which alter a company’s structure, strategy or prospects.

•

Equity — Event. This strategy focuses on catalyst-driven investment opportunities which may arise from a wide range of company-specific or industry-related events, legislative or regulatory changes, industry consolidations or other events.

•

Credit — Event. This strategy involves investing in catalyst-driven opportunities created by significant events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate restructurings. Trades are primarily expressed in the debt securities of companies, but may include all parts of a company’s capital structure including equity. This strategy also incorporates other credit or fixed income instruments such as municipal bonds and loan origination investments, which typically focus on providing asset-based loans, real estate-related investments, bridge financing, and mezzanine financing.

•

Risk Arbitrage. This strategy involves investing in securities of companies that are subject to publicly announced corporate events such as an acquisition, merger, divestiture, tender offer or exchange offer. Typically, the share price of the target company will trade at a discount to the purchase price offered by the acquiring company due to uncertainty regarding the successful completion of the transaction. Successful execution of the strategy requires the manager to assess the probability and likely timing of the proposed transaction being completed. The Sub-Adviser must then determine whether the spread between the offer price and the market price provides sufficient compensation for assuming the risk of the transaction failing to complete. Where the Sub-Adviser concludes that a transaction is likely to fail, the trade will consist of a short position in the target company and long position in the acquiring company.

•

Stressed/Distressed Credit. This strategy involves investing in securities of companies under financial stress or involved in formal bankruptcy proceedings. While the strategy is predominantly oriented towards debt instruments, investments may be made across a company’s capital structure (including bank loans, bonds, subordinated debt and equity). Derivatives such as credit default swaps and listed options may be used both for hedging purposes and to express risk.

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Global Macro. Macro strategies (examples of which are depicted below) seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis. A variety of different trading and investing styles can be utilized to identify opportunities across an unconstrained universe of markets and products.

•

Discretionary Global. This strategy involves using fundamental and macroeconomic inputs to identify investment opportunities across a broad array of asset classes and geographies. Certain Sub-Advisers may exhibit greater specialization in a particular asset class or region where they are able to leverage a greater informational advantage, given prior experience or mandate focus. This strategy is often not market neutral and typically involves directional trades as well as relative value spread trades between related instruments.

•

Systematic Relative Value / CTA (Commodity Trading Advisors). This strategy employs a model driven approach to trading within major global asset classes, including equities, interest rates, commodities and currencies, as well as futures and options instruments. The strategy may be expressed with a relative value or directional bias and include both fundamental and purely technical (price, volume, open interest etc.) inputs. Trade signals, which are a sign that it may be a good time to buy or sell, and which are considered by the CTAs, are generally based on technical indicators that seek to predict future price levels, or general price directions, by looking at past patterns.  For CTAs, the investment universe is typically limited to exchange listed futures. CTA strategies tend to be counter-cyclical to traditional markets and rely on momentum and market trends.

Equity Hedge (Long/Short) Strategies. The Fund may also utilize Equity Long/Short strategies, which seek to identify equities that are trading under or over their perceived intrinsic value or are deemed to be mispriced based on fundamental, statistical, technical or other factors. Certain of these strategies are generally implemented by employing rigorous bottom up fundamental research to properly incorporate all available company specific news and information to determine if the market has under or over-discounted the fair value of a stock thereby presenting buying or selling opportunities.

Tactical and Other Strategies. Sub-Advisers may invest in a variety of strategic, portfolio hedging (i.e., “hedging overlay”) and opportunistic investment strategies not captured above, such as short-term trading opportunities. Many of the Sub-Advisers have the discretion to invest in multiple strategies or to use combinations of the strategies summarized above. The Adviser and the Sub-Advisers also have the discretion to invest in high quality fixed income securities, cash and cash equivalents. The Adviser may, in its discretion, select Sub-Advisers who trade in non-U.S. markets and/or securities that are not U.S. dollar-denominated.

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The following strategies may be employed by the approved Sub-Advisers:

Investment Strategy	Sub-Adviser
Relative Value – Equity	Algert Global LLC
Event Driven – Credit	Canyon – River Canyon Fund Management LLC
Equity Hedge	Chilton Investment Company, LLC
Relative Value – Credit	CQS (US), LLC
Global Macro	D. E. Shaw Investment Management, L.L.C.
Global Macro and Tactical (Portfolio Hedging)	Ellington Management Group, L.L.C.
Global Macro	Goldman Sachs Asset Management, L.P.
Equity Hedge	J.P. Morgan Investment Management Inc.
Equity Hedge	Otter Creek Advisors, LLC
Relative Value – Equity	PanAgora Asset Management, Inc.
Relative Value – Equity	Santa Fe Partners LLC
Relative Value – Equity	Whitebox Advisors LLC
Event Driven – Equity	York Registered Holdings, L.P.

ALGERT GLOBAL LLC

The Board has approved the retention of Algert Global LLC as a sub-adviser to manage a portion of the Fund’s assets using Relative Value — Equity strategies.  Algert Global LLC is located at 555 California Street, Suite 3325, San Francisco, CA 94104.

CANYON — RIVER CANYON FUND MANAGEMENT LLC

The Board has approved the retention of River Canyon Fund Management LLC as a sub-adviser to manage a portion of the Fund’s assets using Event Driven — Credit strategies. River Canyon Fund Management LLC is located at 2000 Avenue of the Stars, 11th Floor, Los Angeles, CA 90067.

CHILTON INVESTMENT COMPANY, LLC

The Board has approved the retention of Chilton Investment Company, LLC as a sub-adviser to manage a portion of the Fund’s assets using Equity Hedge strategies. Chilton Investment Company, LLC is located at 1290 East Main Street, Floor 1, Stamford, CT 06902.

CQS (US), LLC

The Board has approved the retention of CQS (US), LLC as a sub-adviser to manage a portion of the Fund’s assets using Relative Value — Credit strategies. CQS (US), LLC is located at 152 West 57th Street, 40th Floor, New York, NY 10019.

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D. E. SHAW INVESTMENT MANAGEMENT, L.L.C.

The Board has approved the retention of D. E. Shaw Investment Management, L.L.C. as a sub-adviser to manage a portion of the Fund’s assets using Global Macro strategies. D. E. Shaw Investment Management, L.L.C. is located at 1166 Avenue of the Americas, Ninth Floor, New York, NY 10036.

ELLINGTON MANAGEMENT GROUP, L.L.C.

The Board has approved the retention of Ellington Management Group, L.L.C. as a sub-adviser to manage a portion of the Fund’s assets using Global Macro and Tactical (Portfolio Hedging) strategies. Ellington Management Group, L.L.C. is located at 53 Forest Avenue, Old Greenwich, CT 06612.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

The Board has approved the retention of Goldman Sachs Asset Management, L.P. as a sub-adviser to manage a portion of the Fund’s assets using Global Macro strategies. Goldman Sachs Asset Management, L.P. is located at 200 West Street, New York, NY 10282.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

The Board has approved the retention of J.P. Morgan Investment Management Inc. as a sub-adviser to manage a portion of the Fund’s assets using Equity Hedge strategies. J.P. Morgan Investment Management Inc. is located at 270 Park Avenue, New York, NY 10017.

OTTER CREEK ADVISORS, LLC

The Board has approved the retention of Otter Creek Advisors, LLC as a sub-adviser to manage a portion of the Fund’s assets using Equity Hedge strategies. Otter Creek Advisors, LLC is located at 222 Lakeview Avenue Suite 1100, West Palm Beach, FL 33401.

PANAGORA ASSET MANAGEMENT, INC.

The Board has approved the retention of PanAgora Asset Management, Inc. as a sub-adviser to manage a portion of the Fund’s assets using Relative Value — Equity strategies.  PanAgora Asset Management, Inc. is located at 470 Atlantic Avenue, 8th Floor, Boston, MA 02210.

SANTA FE PARTNERS LLC

The Board has approved the retention of Santa Fe Partners LLC as a sub-adviser to manage a portion of the Fund’s assets using Relative Value — Equity strategies. Santa Fe Partners LLC is located at 1512 Pacheco Street, Suite D202, Santa Fe, NM 87505.

WHITEBOX ADVISORS LLC

The Board has approved the retention of Whitebox Advisors LLC as a sub-adviser to manage a portion of the Fund’s assets using Relative Value — Equity strategies. Whitebox Advisors LLC is located at 3033 Excelsior Boulevard, Minneapolis, MN 55416.

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YORK REGISTERED HOLDINGS, L.P.

The Board has approved the retention of York Registered Holdings, L.P. as a sub-adviser to manage a portion of the Fund’s assets using Event Driven — Equity strategies. York Registered Holdings, L.P. is located at 767 Fifth Avenue, New York, NY 10153.

The Adviser currently anticipates entering into a sub-advisory agreement with each of these sub-advisers, as applicable. If a sub-advisory agreement is not entered into by one or more sub-advisers, the Adviser will take appropriate action, which could include finding a replacement sub-adviser.

Sub-Adviser Selection Process. The Adviser is responsible for selecting Sub-Advisers and determining the portion of the Fund’s assets to be allocated to each Sub-Adviser. Sub-Advisers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser: an analysis of the Sub-Adviser’s performance during various time periods and market cycles, the Sub-Adviser’s reputation, experience, training and investment philosophy, process and policies, the Sub-Adviser’s operational strength and resources, whether the Sub-Adviser has an identifiable track record and/or the degree to which the Sub-Adviser has a personal investment in the investment program. Sub-Advisers, however, are not required to follow the same investment style they follow in their Related Accounts. They may take into account various business, regulatory and other considerations when investing the Fund’s assets, so that the historical performance of such Related Accounts may not be representative of the potential performance of the Fund assets allocated to the Sub-Advisers.

The Fund’s multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, the Fund’s assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long-term capital appreciation. The Adviser monitors each Sub-Adviser on a regular basis, by reviewing, among other things, information on performance, portfolio exposures and risk characteristics. The identity and number of Sub-Advisers is likely to change over time. Based on the Adviser’s ongoing evaluation of the Sub-Advisers, the Adviser may, at any time, adjust allocations among Sub-Advisers, or make recommendations to the Board with respect to the hiring, termination or replacement of Sub-Advisers. In the discretion of the Adviser, at any time, the Fund may have no assets allocated to a particular Sub-Adviser (i.e., a zero allocation).

Principal Risks

The Fund’s investments are subject to a variety of risks which may cause the Fund’s net asset value (the “NAV”) to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including, but not limited to, the Adviser’s allocation decisions. Many of the Fund’s strategies involve “speculative” investment programs. Thus, as an investor in the Fund, you could be subject to much greater risk of loss than an investor in other

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mutual funds. Also, there is no assurance that the Adviser or the Sub-Advisers will achieve the Fund’s objective.

As an investor in the Fund, your investment is subject to the following risks:

Multi-Manager Risk. Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its goal. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers and on a Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that the Adviser or Sub-Advisers will be successful in this regard.

The investment strategies employed by the Sub-Advisers may not be complementary, which could adversely affect the performance of the Fund. In addition, the Sub-Advisers may have little experience managing mutual funds which, unlike hedge funds (with which the Sub-Advisers are experienced), are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Event-Driven Trading involves the risk that the special situation identified may not occur as anticipated and that this has a negative impact upon the market price of a stock.

Equity Market Risk. The market value of the securities in which the Fund is invested may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or global markets as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small companies, which tend to be more vulnerable to adverse developments. In addition, investments in a particular region or developing or emerging countries may cause the Fund to underperform other mutual funds if that country, region or group of countries falls out of favor with the relevant markets.

Market Volatility Risk. Markets are volatile and values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values. Changes in the financial condition of a single issuer can impact the market as a whole. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for higher performance. Market volatility may disrupt a Sub-Adviser’s investment program if it abruptly changes pricing relationships on which the Sub-Adviser was basing an arbitrage strategy. Similarly, it may disrupt event-driven strategies if abrupt changes cause the parties to alter or abandon the event on which a Sub-Adviser was basing its investment strategy. Because many investors buy stocks on margin, increases in interest rates generally reduce market prices of equities. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets.

Company Risk. A company may perform poorly, and therefore, the value of its stocks and other securities may decline. Poor performance may be caused by poor management decisions,

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competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructuring, fraudulent disclosures or other factors.

Differential Strategy Risk. Based on various business, regulatory and other considerations, the Adviser and Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by the Adviser’s or Sub-Advisers’ Related Accounts. This may result in the Adviser or Sub-Advisers making purchase or sale decisions for Related Accounts which differ from or are contrary to the purchase or sale decisions they make for the Fund, which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the Related Accounts.

Risks of Foreign Investing. The Fund may invest in foreign securities, which are subject to the following risks in addition to the risks normally associated with domestic securities of the same type:

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Country risk refers to the potentially adverse political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times, it may be difficult to sell foreign securities at desirable prices.

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Currency risk refers to the constantly changing exchange rate between a local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment. Currency exchange rate fluctuations may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

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Custody risk refers to the process of clearing and settling Fund trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

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Emerging and Developing Markets Risk. The Fund may invest in securities of companies located or traded in developing or emerging markets. The foregoing risks of foreign investing are more pronounced with respect to these securities due to the dramatic pace of change (economic, social and political) in these countries. Many of these markets are at an early stage of development and may have less stable governments, more volatile currencies and less established markets that are significantly volatile. They can be marked by extreme inflation, devaluation of currencies, dependency on certain trade partners and hostile relations.

Asset-Backed Securities Risk. The Fund may invest in asset-backed securities. The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in,  or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Liquidity Risk. Liquidity risk is the risk arising from a lack of marketability of certain securities, which may make it difficult or impossible to sell at desirable prices in order to minimize loss. In periods of poor liquidity, the Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity.

Derivatives Risk. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.

Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss. Derivatives will typically increase exposure to the principal risks to which the Fund is otherwise exposed, and the following additional risks:

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Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt, insolvent, enters administration, liquidates or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

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As mentioned below, the Fund may have one or more prime brokerage relationships which further magnifies counterparty credit risk as certain derivative transactions are likely to be concentrated among one or two counterparties, and therefore increase the Fund’s credit risk exposure to such counterparties.

•	Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

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Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

•

Liquidity risk is the risk that an instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the Adviser or Sub-Adviser would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or forgoing another, more appealing investment opportunity.

•	Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

Derivatives Risk — Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts, which are types of derivative contracts whereby the Fund may agree to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future for a specific exchange rate on a given date. These contracts may, however, fall in value due to foreign market downswings or foreign currency value fluctuations. The Fund may enter into forward foreign currency contracts for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The Fund’s investment of hedging strategies may be unable to achieve their objectives. These risks are in addition to the general “Derivatives Risks” described above.

Derivatives Risk — Futures Contracts. The Fund may enter into futures contracts, including currency, bond, commodity, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into off-setting transactions rather than making

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or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.  These risks are in addition to the general “Derivatives Risks” described above.

Derivatives Risk — Options. The Fund may purchase call or put options. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

These risks are in addition to the general “Derivatives Risks” described above.

Derivatives Risk — Swaps/Contracts for Differences. Swaps/Contracts for Differences involve greater risks than direct investment in the underlying securities, because swaps are subject to the risks related to “Derivatives” described above. These transactions or instruments are also subject to the particular risk that they could result in losses if the underlying asset or reference does not perform as anticipated. In a total return swap or contract for differences transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Such transactions can have the potential for unlimited losses.

Short Sales. Short sales are expected to comprise a significant component of the Fund’s investment strategy. It is considered a speculative investment practice. A Sub-Adviser may attempt to limit the Fund’s exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Sub-Adviser believes possess volatility characteristics similar to those being hedged. In addition, Sub-Advisers use short sales for non-hedging purposes to pursue their investment objectives. For example, a Sub-Adviser may effect a short sale of a security if, in the Sub-Adviser’s view, the security is over-valued in relation to the issuer’s prospects for growth.

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To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. Short sales may also subject the Fund to leverage risk (í.e., the risk that losses could well exceed the Fund’s investment). There can be no assurance that securities necessary to cover a short position will be available for purchase.

When effecting short sales of securities, the Fund will receive a dollar amount (the “net short proceeds”) equal to the value of the securities sold short and may deposit and retain such net short proceeds with the brokerage firm through which it effected the short sale transactions (a “Prime Broker”). Currently, the Fund’s Prime Broker is a J.P. Morgan entity. The Fund may add one or more additional Prime Brokers. Because the Fund effects short sales as part of its principal investment strategy, the short proceeds deposited with the Prime Broker could represent a material portion of the Fund’s total assets. This may expose the Fund to significant risks or difficulty in obtaining access to its assets in the event of the default or bankruptcy of its Prime Broker. The Adviser will monitor the creditworthiness of a Prime Broker.

Debt Securities. All debt securities held by the Fund are subject to certain risks. One risk is that the issuer may not be able to meet its principal or its interest-payment obligations. Another risk is that the value of debt securities generally declines as interest rates rise. The value of debt securities may also decline as a result of a change in market perception of the creditworthiness of the issuer and a change in general market liquidity. Any decline in the value of debt securities as a result of changes in credit quality or future interest rates will generally be greater for securities having longer maturities. Non-investment grade securities, especially “high-yield” bonds (commonly referred to as “junk bonds”), which are speculative investments, have a much greater risk of default and are more sensitive to risks such as credit risk and interest rate risk. In addition, the markets for non-investment grade securities may be thinner and less active than the markets for investment grade securities.

Convertible Securities. Convertible securities held by the Fund may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The Fund may engage in direct borrowings from banks, and may enter into derivatives, short sales, securities lending, reverse repurchase agreements and other transactions, all of which subject the Fund to leverage risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its

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obligations to meet segregation requirements when it may not be advantageous to do so. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. The Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can also create an interest or other transactional expense that may lower the Fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful. Reverse repurchase agreements, which may be viewed as a form of borrowing and thus subject the Fund to leverage risk, are agreements in which the Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the additional risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security.

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to the interest and dividends on its loaned securities. These loans are expected to be used to leverage the Fund’s assets - - i.e., while the Fund continues to receive the income on its loaned securities, it can invest the cash collateral received in any securities or instruments consistent with the Fund’s investment objective and earn returns thereon. The Fund will be required to return the collateral with interest at a predetermined fixed or floating rate and because the Fund’s interest obligation and transaction costs may turn out to be greater or less than the return on the Fund’s investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction. See “Leverage Risk.”

A loan may be terminated at any time by the borrower or by the Fund upon notice. Upon termination, the borrower is obligated to return the loaned securities within three business days (one day in the case of government securities). Any gain or loss in the market price of the loaned securities during the course of the loan continues to inure to the Fund’s benefit or downside risk. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. Voting and consent rights that accompany loaned securities pass to the borrower. The Fund will follow the policy of seeking to call the loaned securities, to be delivered within either one or three business days after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

Exchange-Traded Fund Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its NAV. Certain ETFs use a “passive” investment strategy and do

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not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed, which indirectly subjects the Fund to active management risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF. There is a risk that ETFs in which the Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, certain ETFs may be dependent upon licenses to use various indexes as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the ETFs may also terminate. In addition, an ETF may terminate if its net assets fall below a certain amount.

CFTC Regulation. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act of 1936, as amended (“CEA”) and the Adviser is a “commodity pool operator” and “commodity trading advisor” registered with and regulated by the National Futures Association (“NFA”) and the Commodity Futures Trading Commission (“CFTC”). In addition, where appropriate, certain Sub-Advisers are also registered with and regulated by the NFA and the CFTC as “commodity trading advisors.” As a result, the Adviser, the Subsidiary, the Sub-Advisers (where applicable) and the Fund are subject to dual regulation by the CFTC and the Securities and Exchange Commission (“SEC”). The CFTC adopted regulations that harmonize certain CFTC regulations with overlapping SEC rules and regulations. The Adviser has availed itself of the CFTC’s harmonization regulation with respect to the Fund by filing a notice with the NFA. The Fund, the Subsidiary and the Adviser will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping requirements. Compliance with the CFTC regulations could increase the Fund’s expenses, adversely affecting investment returns.

Hedging Risk. Hedging is a strategy in which the Fund may use a derivative or other instrument to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund. Hedging also involves the risk that changes in the value of the derivative or other instrument will not match the value of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There is no assurance that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The Statement of Additional Information (“SAI”) contains further details about particular types of investment strategies and hedging techniques that may be utilized by the Adviser or a Sub-Adviser, as well as the risks associated with those strategies and techniques.

Additional Risk Factors. Because of the types of securities in which Sub-Advisers may invest and the investment techniques the Sub-Advisers may use, the Fund is designed for investors who are investing for the long term. Adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the Fund will achieve its investment objective. When you redeem your Fund Shares, they may be worth more or less than what you paid for them. The Fund is subject to certain risk factors in addition to the principal risks described earlier, including:

Investments in Underlying Funds. The Fund’s investments in Underlying Funds subject the Fund indirectly to the underlying risks of the Underlying Funds. Investments in the securities of other funds involve duplication of advisory fees and certain other expenses. By investing in an another fund, the Fund becomes a shareholder of that fund. As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. All, or a substantial portion of, the Underlying Funds may not be registered investment companies and, thus, are not subject to protections afforded by the 1940 Act, covering, among other areas, liquidity requirements, governance by an independent board, affiliated transaction restrictions, leverage limitations, public disclosure requirements and custody requirements.

Certain Underlying Funds (not expected to exceed 5% of the Fund’s net assets, including assets attributable to any Subsidiary or Trading Entity, if any) may also not provide the Fund with the liquidity the Fund requires and would thus subject the Fund directly to “liquidity risk” described above. Further, even if an investment in an Underlying Fund is deemed liquid at the time of investment, the Underlying Fund may, in the future, alter the nature of its investments and cease to be a liquid investment fund, subjecting the Fund directly to “liquidity risk.”

Managed Futures Strategy/Commodities Risk. Exposure to the commodities markets (including financial futures markets) through investment in managed futures programs may subject the Fund or the Subsidiary to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

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Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk). To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected by a Sub-Adviser using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others.  Any errors or imperfections in a Sub-Adviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the Sub-Adviser’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance.  There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Depositary Receipts. Depositary receipts may be issued in a sponsored program, where an issuer has made arrangements to have its securities traded in the form of depositary receipts, or in an unsponsored program, where the issuer may not be directly involved. The holders of depositary receipts that are unsponsored generally bear various costs associated with the facilities, while a larger portion of the costs associated with sponsored depositary receipts are typically borne by the foreign issuers. Investments in unsponsored depositary receipts may be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities. Available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than would be the case if the receipts were sponsored by the issuers.

Restricted and Illiquid Investments. Although the Fund will invest primarily in liquid, publicly traded securities, certain investments may not have an active trading market, may be restricted or may be illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, or, if they are

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unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws.

Because of the absence of a trading market for illiquid investments, the Fund may not be able to sell such investments at prices approximating those at which the Fund values them or at the times it desires to do so. This may adversely affect the Fund’s net asset value. Illiquid securities may trade at a discount from comparable liquid investments and may be subject to wide fluctuations in value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Further, where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities.

Investing Defensively. The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to what the Adviser or Sub-Advisers believe are adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of money market funds or (ii) holding some or all of its assets in cash or cash equivalents. The Fund may not achieve its investment objective while it is investing defensively. During these times, the Adviser and Sub-Advisers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

Warrants and Rights. The Fund may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Foreign Trading Advisor Risk. The Adviser expects that some of the Trading Advisors will be located outside of the United States. Depending upon their jurisdictions, such Trading Advisors

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may be subject, among other things, to less rigorous reporting requirements than U.S. Trading Advisors, less rigorous regulatory and compliance requirements, and less protective legal systems and laws relating to shareholders’, investors’ and/or clients’ rights. It may also be more difficult for the Fund to enforce legal judgments against Trading Advisors located outside the United States.

Subsidiary Risk. By investing in a Subsidiary and in Trading Entities, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s and the Trading Entities’ respective investments. The Subsidiary and the Trading Entities are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund, the Trading Entities and the Subsidiary are organized and operated, as applicable, could prevent the Fund, the Subsidiary or the Trading Entities from operating as described in this Prospectus and could negatively affect the Fund and its shareholders.

Tax Risk. To qualify for the tax treatment available to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” The U.S. Internal Revenue Service (the “IRS”) has indicated in a revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.” In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the IRS has suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. Based on the reasoning applied by the IRS in those rulings, the Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute “qualifying income.” In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.” The tax treatment of the Fund’s investment in commodity-linked notes and the Subsidiary could also be adversely affected by future legislation or Treasury Regulations. If income derived by the Fund from its investments in commodity-linked notes and the Subsidiary does not constitute “qualifying income,” the Fund might not qualify as a regulated investment company under the Code. In that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury Regulations or IRS guidance prevents

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the Fund from treating its income from its investments in commodity-linked notes or the Subsidiary as “qualifying income,” the Fund and the Adviser will consider what action to take, including potentially liquidating the assets of the Fund held in the Subsidiary.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund posts on the Trust’s internet site, www.aberdeen-asset.us, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and 15 business days after the end of the previous month for fixed income funds. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

MANAGEMENT

Investment Adviser. Aberdeen Asset Management Inc., a Delaware corporation formed in 1993, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $483.3 billion in assets as of June 30, 2015 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. Aberdeen PLC, its affiliates and subsidiaries are referred to collectively herein as “Aberdeen.” Aberdeen PLC was formed in 1983 and was first listed on the London Stock Exchange in 1991. In rendering investment advisory services, the Adviser may use the resources of investment adviser subsidiaries of Aberdeen PLC. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Aberdeen PLC affiliates, including the Fund, as associated persons of the Adviser. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

Management Fees.

The Fund pays the Adviser a management fee based on its average daily net assets and the Adviser pays the Sub-Adviser(s) from the management fee it receives.

The total annual advisory fees the Fund pays the Adviser (as a percentage of its average daily net assets) are calculated as follows:

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Fund Assets	Management Fee

On assets up to $1 billion	1.85%

On assets between $1 billion and $2 billion	1.65%

On assets over $2 billion	1.50%

The total annual advisory fees the Predecessor Fund paid to Arden Asset Management LLC, the adviser to the Predecessor Fund (the “Predecessor Fund Adviser” or “Arden”), (as a percentage of its average daily net assets) were calculated in accordance with the same advisory fee schedule as the Fund’s current advisory fee schedule set forth above.

The Adviser and the Trust have entered into a written contract (the “Expense Limitation Agreement”) limiting the Fund’s operating expenses to 1.99% per annum of the Fund’s average daily net assets (excluding taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated funds), any fees paid pursuant to a Rule 12b-1 plan (if applicable to the share class), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses) for all Classes of the Fund (the “Expense Limitation”). Additionally, the Expense Limitation Agreement provides that the Adviser will waive its advisory fee payable under the advisory agreement between the Adviser and the Trust to the extent necessary to reimburse the Fund for any management fees to which it is subject as an investor in Underlying Funds that are not exchange-traded funds. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect for an indefinite period, unless sooner terminated at the sole discretion of the Board.  Certain of the Sub-Advisers are entitled to expense reimbursements from the Adviser and the Fund under their sub-advisory agreements with the Adviser.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement will be available in the Fund’s first report to shareholders.

The Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), which is governed by Delaware law, provides that any legal suit, action or proceeding related to, arising out of or concerning the Advisory Agreement shall be brought only in the U.S. District Court for the District of Delaware, or if such action may not be brought in that court, then such action shall be brought in the Court of Chancery of the State of Delaware. The Advisory Agreement states that it does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties to the Advisory Agreement and their respective successors and permitted assigns.  The Trust, on behalf of the Fund, enters into contractual arrangements with various parties who provide services for the Fund.  Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.  Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Adviser’s Portfolio Managers. The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund: Averell H. Mortimer, Henry P. Davis, Ian McDonald, Darren Wolf, Russell Barlow, Vicky Hudson and Peter Wasko.

Averell H. Mortimer. Following the reorganization of the Predecessor Fund into the Fund, Mr. Mortimer is expected to become an employee of the Adviser. Mr. Mortimer is the Founder, Chief Executive Officer and Chairman of the Predecessor Fund Adviser. Mr. Mortimer is also chairman of Arden’s Investment Committee and a member of Arden’s Executive Committee. Before founding Arden in 1993, Mr. Mortimer worked in a variety of investment fields, including investment banking, venture capital, and investment management. Mr. Mortimer leveraged his extensive Wall Street experience and relationships to establish Arden as a leading hedge fund specialist and he continues to drive Arden’s strategic initiatives. Mr. Mortimer holds a B.A. from the University of Colorado and an M.B.A. from Columbia University’s School of Business.

Henry P. Davis. Following the reorganization of the Predecessor Fund into the Fund, Mr. Davis is expected to become an employee of the Adviser. Mr. Davis is President of the Predecessor Fund Adviser and is a Partner and Chairman of Arden’s Executive Committee and member of Arden’s Investment Committee. Mr. Davis led the team that launched the Arden mutual fund in 2012 and is the President/CEO of Arden Investment Series Trust. Mr. Davis is also involved in manager research and portfolio management for each of the Arden funds and previously was a Managing Director responsible for supervising Arden’s research activities since 2001. Prior to joining Arden, Mr. Davis was an investment adviser and an attorney specializing in corporate and asset management work. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

Ian McDonald. Following the reorganization of the Predecessor Fund into the Fund, Mr. McDonald is expected to become an employee of Aberdeen. Mr. McDonald is the Chief Investment Officer of the Predecessor Fund Adviser and is a member of the Predecessor Fund Adviser’s Executive Committee and Investment Committee.  Mr. McDonald is based in Arden’s London office and is responsible for the day-to-day management of Arden’s overall investment process. Prior to joining Arden in 2002, Mr. McDonald worked at Morgan Stanley in the International Prime Brokerage Group’s European Capital Introduction division. In this role, he was responsible for introducing hedge funds to a variety of prospective investors, including fund of funds, private banks, pension funds, endowments and foundations. Before joining Morgan Stanley, Mr. McDonald was an investment consultant in the London office of Cambridge Associates and was responsible for monitoring European hedge fund managers. Prior to that, he was based in Cambridge’s Boston office where he focused on manager selection and due diligence of U.S. hedge funds. Mr. McDonald graduated with an M.A. (Honors) degree in Economic and Social History from the University of St. Andrews in Scotland.

Darren Wolf. Following the reorganization of the Predecessor Fund into the Fund, Mr. Wolf is expected to become an employee of the Adviser. Mr. Wolf is the Director of Research at

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Arden and is a member of Arden’s Investment Committee. In addition to serving on the Investment Committee, Mr. Wolf is responsible for managing the day-to-day research activities of Arden. Prior to joining Arden, Mr. Wolf was on the Investment Committee and the Head of Research at Robeco-Sage Investment Management, where he joined as a member of the investment team in 2001.  Mr. Wolf is a graduate of Yeshiva University’s Sy Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf is a CFA Charterholder and a member of the New York Society of Security Analysts (NYSSA).

Russell Barlow. Mr. Barlow is the Head of Hedge Funds, based in Aberdeen’s London office. Russell is chairman of the Hedge Fund Investment Committee, the Deputy Chair of the Pan Alternatives Investment Committee and also has responsibility for co-mingled Hedge Fund portfolios. Russell joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where he was the Head of the Global Event Team. Prior to joining the hedge fund investment team, Russell worked for Coutts & Co where he managed the UK Valuations Team from 1998 to 2000. Russell graduated with a BA in Geography from the University of Greenwich.

Vicky Hudson.  Ms. Hudson is a Senior Investment Manager on Aberdeen’s Hedge Funds Team and a member of the Hedge Fund Investment Committee. Vicky joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where she was the head of the UK & European Equities team. Vicky joined this investment team in 1998, helping to establish and then manage the long-only multi-manager strategies.  She is currently responsible for the selection and monitoring of long-short Pan European equity managers and is lead portfolio manager for Aberdeen’s European liquid alternatives ‘manager of managers’ portfolio. Vicky graduated with a BSc (Hons) in Economics and is a Fellow of the Chartered Institute for Securities & Investment (CISI). She has completed the Investment Management Programme at the London Business School and currently sits on the Fund Management Exam Panel for the CISI.

Peter Wasko.  Mr. Wasko is a Senior Investment Manager on the Hedge Funds team and a member of the Hedge Fund Investment Committee. Peter joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where he was the Head of the US & Global Equities team. He was also responsible for managing, monitoring and selection for long-only and hedge fund portfolios. Peter has almost twenty years’ investment experience and has been conducting manager research for the past fifteen years. Prior to joining the investment team in 2004, Peter worked from Merrill Lynch Investment Managers (MLIM) in London where he headed the North American research effort for the Multi-Manager team (with USD2bn in AUM). Peter graduated with an MBA in Finance and a BS in Accounting at Rider University, New Jersey. He is a CFA Charterholder.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers (including related conflicts of interest) and the Portfolio Managers’ ownership of Shares.

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Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows the Adviser, subject to the approval of the Board, to hire, replace or terminate a sub-adviser (excluding hiring a sub-adviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board, but without shareholder approval.

If a new unaffiliated sub-adviser is hired for the Fund, shareholders will receive information about the new sub-adviser within 90 days of the change. The multi-manager structure allows the Fund greater flexibility enabling it to operate more efficiently.

Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board the hiring, termination or replacement of a sub-adviser. In instances where the Adviser hires a sub-adviser, the Adviser performs the following oversight and evaluation services for the sub-advised Fund:

•                       initial due diligence on prospective Fund sub-advisers;

•                       monitoring sub-adviser performance, including ongoing analysis and periodic consultations;

•                       communicating performance expectations and evaluations to the sub-advisers; and

•                       making recommendations to the Board regarding renewal, modification or termination of a sub-adviser’s contract.

The Adviser currently utilizes un-affiliated sub-advisers in reliance on this exemptive order with regard to the Fund. Where the Adviser does recommend sub-adviser changes, the Adviser periodically provides written reports to the Board regarding its evaluation and monitoring of the sub-adviser. Although the Adviser monitors the sub-adviser’s performance, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.

A discussion regarding the basis for the Board’s approval of the sub-advisory agreements will be available in the Fund’s first report to shareholders.

About the Fund’s Wholly-Owned Subsidiary

A Subsidiary has been formed as an exempted company organized under the laws of the Cayman Islands. The Fund may invest in that Subsidiary in order to gain exposure to certain investments, including commodities investments, within the limitations of Subchapter M of the Code, applicable to “regulated investment companies,” as more fully set forth above under “Additional Risk Factors.” The Fund will invest no more than 15% of its assets in the Subsidiary.

The Subsidiary is overseen by its own board of directors. However, the Board maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement between the Adviser and the Subsidiary, and the Sub-Adviser selects the Subsidiary’s investments pursuant to the sub-advisory agreement

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with the Adviser. Under these agreements, the Adviser and the Sub-Advisers provide the Subsidiary with the same type of management and sub-advisory services, under the same terms as are provided to the Fund. The Subsidiary has entered into addendums to the Fund’s administrative and custody agreements for the provision of the same services as are being provided to the Fund. The Subsidiary bears the fees and expenses incurred in connection with the advisory, administrative and custody services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets.

In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, the Adviser treats the assets of the Subsidiary (and any Trading Entity) generally as if the assets were held directly by the Fund. The Adviser also treats the assets of the Subsidiary (and any Trading Entity) generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary (and any Trading Entity). Any investment adviser to the Subsidiary (and any Trading Entity) serves as such in compliance with the provisions of the 1940 Act. The Subsidiary (and any Trading Entity) also complies with applicable provisions of the 1940 Act relating to affiliated transactions and custody. The custodian of the Fund serves as the custodian of the Subsidiary (and any Trading Entity).

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SHARE CLASSES

Shares of the Fund have not been registered for sale outside of the United States and its territories.

Note About Share Classes

The Fund offers four share classes — Class A, Class C, Class R and Institutional Class.

An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for the Fund are set forth in the Fund summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•                       which share classes are available to you;

•                       how long you expect to own your shares;

•                       how much you intend to invest;

•                       total costs and expenses associated with a particular share class; and

•                       whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs.

The table below provides a comparison of Class A and Class C shares. Class A and Class C shares are available to all investors. In addition to Class A and Class C shares, the Fund also offers Class R and Institutional Class shares, which are only available to institutional accounts. Class R and Institutional Class shares are subject to different fees and expenses, have different minimum investment requirements, and are entitled to different services. For eligible investors, Class R and Institutional Class shares may be more suitable than Class A or Class C shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine which share class is most appropriate for your situation.

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Comparing Class A and Class C Shares

Class A Shares

Front-end sales charge up to 5.75% for Class A Shares	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC) up to 1.00% (1)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25%	Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share.

Administrative services fee of up to 0.25%	No conversion feature. No maximum investment amount.

Class C Shares

No front-end sales charge.	No front-end sales charge means your full investment immediately goes toward buying shares.

CDSC of 1.00%	No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses which means lower dividends and/or NAV per share.

No administrative services fee	No conversion feature. Maximum investment amount of $1,000,000(2). Larger investments may be rejected.

(1)                     Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)                     This limit was calculated based on a one-year holding period.

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

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Front-End Sales Charges For Class A Shares

	Sales Charge as a Percentage of		Dealer Commission
	Offering	Net Amount Invested	as Percentage of
Amount of Purchase	Price*	(Approximately)	Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	**

*                                         The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**                                  Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Reduction and Waiver of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify customer service, your financial advisor or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Fund held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Fund held in (i) all accounts (e.g., retirement accounts) with the Fund and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A Sales Charges” and “Waiver of Class A Sales Charges” below and “Reduction and Waiver of Class A Sales Charges” in the SAI for more information. This information regarding breakpoints is available free of charge by visiting www.aberdeen-asset.us.

Reduction of Class A Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A shares through one or more of these methods:

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•                       A Larger Investment. The sales charge decreases as the amount of your investment increases.

•                       Rights of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the tables above), you and other family members living at the same address can add the value of any Class A or Class C shares in the Aberdeen Funds and Aberdeen Investment Funds that you currently own or are currently purchasing to the value of your Class A purchase.

•                       Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible).

•                       Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A and Class C shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A Sales Charges

The following purchasers qualify for a waiver of front-end sales charges on Class A shares:

•                       investors purchasing shares through an unaffiliated brokerage firm that has an agreement with the Fund or the Fund’s distributor to waive sales charges;

•                       directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Fund’s distributor;

•                       “Retirement Plans”;

1.         “Retirement Plans” include 401(a) plans, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), defined benefit plans,  and other similar employer-sponsored retirement and benefit plans. “Retirement Plans” do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, one-person Keogh plans, SEPs SARSEPs, SIMPLE IRAs or similar accounts.

•                       investment advisory clients of the Adviser’s affiliates;

•                       directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time;

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•                       financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers; and

•                       any person who owned Advisor Class shares of the Predecessor Fund on the date it was reorganized into the Fund.

The SAI lists other investors eligible for sales charge waivers.

Purchasing Class A Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Fund) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A Shares”).

A CDSC of up to 1.00% applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Fund’s distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

•                       if you are eligible to purchase Class A shares without a sales charge for another reason; or

•                       if no finder’s fee was paid; or

•                       to shares acquired through reinvestment of dividends or capital gains distributions.

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Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	1.00%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

A shareholder may be subject to a CDSC if he or she did not pay an up-front sales charge and redeems Class A shares within 18 months of the date of purchase. Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A, and Class C Shares” for a list of situations where a CDSC is not charged. The CDSC of Class A shares for the Fund is described above; however, the CDSC for Class A shares of other funds of the Trust may be different and are described in their respective prospectuses. If you purchase more than one fund of the Trust and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of funds purchased and is proportional to the amount you redeem from each fund.

Waiver of Contingent Deferred Sales Charges — Class A and Class C Shares

The CDSC may be waived on:

•                  the redemption of Class A or Class C shares purchased through reinvested dividends or distributions;

•                  Class A or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•                  mandatory withdrawals of Class A or Class C shares from traditional IRA accounts after age 70½  and for other required distributions from retirement accounts;

•                  redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Fund, the Adviser or the Fund’s distributor; and

•                  redemptions of Class A or Class C shares by any person who owned Advisor Class shares of the Predecessor Fund on the date it was reorganized into the Fund.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify customer service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may not have the capability to waive such sales charges.  For more complete information, see the SAI.

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Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay.  See “Waiver of Contingent Deferred Sales Charges-Class A and Class C Shares” for a list of situations where a CDSC may be waived.

The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales.

Share Classes Available Only to Institutional Accounts

The Fund offers Institutional Class and Class R shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•                  the level of distribution and administrative services the plan requires;

•                  the total expenses of the share class; and

•                  the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•                  401(a) plans;

•                  401(k) plans;

•                  457 plans;

•                  403(b) plans;

•                  profit sharing and money purchase pension plans;

•                  defined benefit plans;

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•                  non-qualified deferred compensation plans; and

•                  other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Adviser or the Fund’s distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•                  institutional non-retirement accounts;

•                  traditional and Roth IRAs;

•                  Coverdell Education Savings Accounts;

•                  SEPs and SAR-SEPs;

•                  SIMPLE IRAs;

•                  one-person Keogh plans;

•                  individual 403(b) plans; or

•                  529 Plan accounts.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•                  funds of funds offered by affiliates of the Fund;

•                  retirement plans for which no third-party administrator receives compensation from the Fund;

•                  institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•                  rollover individual retirement accounts from such institutional advisory accounts;

•                  a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•                  registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial  intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

46

•                  where the advisers derive compensation for advisory services exclusively from clients; or

•                  high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

SALES CHARGES AND FEES

Sales Charges

Sales charges, if any, are paid to the Fund’s distributor. These fees are either kept or paid to your financial advisor or other intermediary.

Distribution and Service Fees

The Fund has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits Class A, Class C and Class R shares of the Fund to compensate the Fund’s distributor or any other entity approved by the Board (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Fund’s distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Fund’s assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class C and Class R shares pay the Fund’s distributor annual amounts not exceeding the following:

Class	As a % of Daily Net Assets
Class A	0.25%
(distribution or service fee)
Class C	1.00%
(0.25% service fee)
Class R	0.50%
(0.25% of which will be a distribution fee and 0.25% of which will be a service fee)

Transfer Agent Out-of-Pocket Expenses

The Fund may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund, subject to certain limitations approved by the Board. (These fees may be in addition to the Rule 12b-1 fees described above). Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

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Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers. The Adviser may also pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund, subject to certain limitations approved by the Board. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative services.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Fund on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.20%, flat fees or minimum aggregate fees of up to $250,000 annually. These amounts are subject to change at the discretion of Aberdeen. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Fund’s assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•                  the Fund’s distributor and other affiliates of the Adviser;

•                  broker-dealers;

•                  financial institutions; and

•                  other financial intermediaries through which investors may purchase shares of the Fund.

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Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of the Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all sub-advisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a sub-adviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Fund. In addition, financial intermediaries are responsible for providing to you any communication from the Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in this prospectus to their customers for such services.

If shares of the Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. Since the Fund will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

•                  The Fund will be deemed to have received an order that is in good form when the order is received in proper form (i.e., the financial intermediary has all the information and documentation

49

it deems necessary to effect the order) by the financial intermediary on a business day, and the order will be priced at the Fund’s net asset value per share (adjusted for any applicable sales charge) next determined after such receipt.

•                  Financial intermediaries are responsible for transmitting accepted orders to the Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

CONTACTING ABERDEEN FUNDS

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•                  make transactions;

•                  hear fund price information; and

•                  obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us/aam.nsf/usRetail/home 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•                  download Fund prospectuses;

•                  obtain information on the Aberdeen Funds;

•                  access your account information; and

•                  request transactions, including purchases, redemptions and exchanges.

By Regular Mail

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

By Overnight Mail

Aberdeen Funds

c/o Boston Financial Data Services

30 Dan Rd

Canton, MA 02021

By Fax 866-923-4269.

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SHARE PRICE

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of the Fund. The NAV is:

•                  calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•                  generally determined by dividing the total net market value of the securities and other assets owned by the Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by the Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.  An order is in “good form” if the Fund’s transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

•                  Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

•                  The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•                  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-866-667-9231.

The Fund does not calculate NAV on days when the New York Stock Exchange is closed. The New York Stock Exchange is closed on the following days:

•                  New Year’s Day

•                  Martin Luther King, Jr. Day

•                  Presidents’ Day

•                  Good Friday

•                  Memorial Day

•                  Independence Day

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•                  Labor Day

•                  Thanksgiving Day

•                  Christmas Day

•                  Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

BUYING, EXCHANGING AND SELLING SHARES

Buying Shares: Fund Transactions — Class A and Class C Shares

All transaction orders must be received by the Fund’s transfer agent in Canton, Massachusetts or an authorized intermediary prior to the calculation of the Fund’s NAV to receive that day’s NAV. The Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

How to Buy Shares

Be sure to specify the class of shares you wish to purchase. The Fund may reject any order to buy shares and may suspend the offering of shares at any time.

Through an authorized intermediary. The Fund or the Fund’s distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Fund. Your transaction is processed at the NAV next calculated after the Fund’s transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. Dollars and drawn on a U.S. bank. The Fund does not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Fund follows procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Fund may revoke telephone privileges at any time, without notice to shareholders.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Fund may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Fund’s custodian bank. The authorization will be in effect unless you give the Fund written notice of its termination.

•                  if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

•                  your bank may charge a fee to wire funds.

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•                  the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Fund written notice of its termination.

By Automatic Investment Plan (AIP). Once your account has been opened, you may make regular investments automatically in amounts of not less than $50 per month in Class A or Class C Shares of the Fund. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Fund’s transfer agent to do this.  Your financial institution must be a member of the Automated Clearing House (ACH) network to participate in an AIP.  Any request to change or terminate your AIP should be submitted to the Transfer Agent 10 days prior to effective date. Please call Aberdeen Funds at (866) 667-9231 for further information. If you redeem shares purchased via the AIP within 10 days, the Transfer Agent may delay payment until it is assured that the purchase has cleared your account.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Class shares should call our toll-free number 866-667-9231.

How to Exchange* or Sell** Shares

*                       Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

**                A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Fund or the Fund’s distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Fund. Your transaction is processed at the NAV next calculated after the Fund’s transfer agent or an authorized intermediary receives your order in proper form.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Fund follows procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Fund may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.

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Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Fund may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Aberdeen Funds’ website at www.aberdeen-asset.us. However, the Fund may discontinue on-line transactions of Fund shares at any time.

By bank wire. The Fund can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Fund written notice of its termination.

•                  your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•                  Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•                  your financial institution may also charge a fee for receiving the wire.

•                  funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Fund written notice of its termination. ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Class shares should call our toll-free number 866-667-9231.

Fair Value Pricing

The Fund values its securities at current market value or fair value, consistent with regulatory requirements.

Securities listed on the Nasdaq National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best offer price if the last trade price is below such mid and down to NASDAQ’s best offer price if the last trade is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Fund. If no sale is shown on NASDAQ, the mid price will be used. If no sale is shown and no mid price is available, the price will be deemed “stale” and the value will be determined in accordance with Board - approved fair valuation procedures.

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U.S. exchange traded securities are valued at their last sale prices as reported on the primary exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite mid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges.

Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their mid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. As it relates to certain markets (e.g., Russian, Thailand), if there is no activity on the exchange in which the Fund’s security trades, a price comparable security trading on a different exchange will be used.

Other securities for which market quotations are readily available will be valued at their mid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities.

If market quotations are not readily available, securities and other assets, will be valued at fair value pursuant to procedures adopted in good faith by, and under the supervision of, the Board. The Fund may also use fair value to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation.

Since trading in many foreign securities is normally completed before the time at which the Fund calculates its NAV, events or market fluctuations affecting the value of such securities held by the Fund that occur between the close of trading in the security and the time at which the Fund prices its portfolio securities would not be reflected in the Fund’s calculation of its NAV if foreign securities are generally valued at their closing prices. To address this issue, the Board has approved procedures that implement fair valuations of foreign equity securities (excluding Canadian, Mexican and ADR securities priced on a domestic exchange) as a result of movements in U.S. markets (following the close of various foreign markets) that, on any given day, exceed certain Fund - approved triggers or thresholds. One or more independent fair valuation pricing services may be retained to assist in the fair valuation process for foreign securities.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Adviser, its representatives on the Fund’s pricing committee, and/or other agents of the Fund/Board, operating under procedures approved by the Board, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short - term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.

Debt securities will generally be valued by a third-party pricing service which employs different techniques to determine valuations for normal institutional trading units. The reasonableness

55

of valuations provided by any such pricing service will be reviewed periodically by the Board. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rates, which will be supplied by a pricing vendor. Swap contracts/contracts for differences will be valued at prices furnished by an independent pricing service.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time that determination of such values or exchange rates are made and the time that the net asset value is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

In accordance with these policies, investments in Underlying Funds are valued at their “fair values.” Ordinarily, this will be the values determined by the managers of the Underlying Funds (“Managers”) in accordance with the Underlying Funds’ valuation policies and as reported by the Managers. As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from the Fund if the Fund’s interest were redeemed. The Fund may not be able to verify valuation information given to the Fund by the Managers. In the unlikely event that an Underlying Fund does not report a value to the Fund on a timely basis, the Fund would determine the fair value of its interest in that Underlying Fund based on all relevant circumstances which may include the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its assets. The Board has determined that any values of interests in Underlying Funds reported as “estimated” or “final” values (using the nomenclature of the private investment fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

Before investing in any Underlying Fund (that is not a registered investment company), the Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Furthermore, prior to the Fund investing in an Underlying Fund (that is not a registered investment company), the Adviser will seek confirmation from the Manager that, in the event the Manager allocates Underlying Fund assets to a special investment account or side pocket: (i) the valuations as provided to the Fund are reflective of the most recently computed fair value of the special investment account or side pocket by the Manager; and (ii) the

56

Manager computes the fair value of the special investment account or side pocket at least on an annual basis.

The Fund’s valuation procedures adopted require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Manager does not represent the fair value of the Fund’s interests in an Underlying Fund. Following procedures adopted by the Board, the Adviser could value the Fund’s investment in an Underlying Fund at the Underlying Fund’s net asset value as reported at the time of valuation, or, if appropriate and in light of the relevant circumstances, adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review of the Board.

Investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets, which, in turn, would affect amounts paid on redemptions of Shares and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect. If the net asset value of a mutual fund is not accurate, purchasing or redeeming shareholders may pay or receive too little or too much for their shares and the interests of remaining shareholders may become overvalued or diluted.

In-Kind Purchases

The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Fund must obtain the following information for each person that opens a new account:

•                  name;

•                  date of birth (for individuals);

•                  residential or business street address (although post office boxes are still permitted for mailing); and

•                  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database.

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Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed (less any applicable CDSC).

Accounts with Low Balances

Maintaining small accounts is costly for the Fund and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above the Fund’s minimum.

•                  If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee. Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the SAI for information about the circumstances under which this fee will not be assessed.

•                  The Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any fund of the Trust that is currently accepting new investments (with the exception of Aberdeen Multi-Manager Alternative Strategies Fund, which does not permit exchanges) as long as:

•                  both accounts have the same registration;

•                  your first purchase in the new fund meets its minimum investment requirement; and

•                  you purchase the same class of shares. For example, you may exchange between Class A shares of any fund of the Trust, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, there are no sales charges for exchanges of Class C, Class R or Institutional Class shares. However,

•                  if you exchange from Class A shares of a fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.

•                  if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

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For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

Moving Share Classes in the Same Fund

A financial intermediary may exchange shares in one class held on behalf of its customers for another class of the same fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary.  All such transactions are subject to meeting any investment minimum or eligibility requirements.  Neither the Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.

Systematic Withdrawal Program

You may elect to automatically redeem Class A and Class C shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Fund’s transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. A systematic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Systematic Exchange Plan and Dividend Moves

This systematic exchange plan allows you to transfer $50 or more to one fund from another fund systematically, monthly or quarterly.  Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000.  You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Fund’s transfer agent to do this.  Dividends of any amount can be moved automatically from one fund to another at the time they are paid.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Fund may delay paying your redemption proceeds if:

•                  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•                  trading is restricted; or

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•                  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order.  The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker).  Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days:

•                  if the account holder is engaged in excessive trading or

•                  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Fund reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund’s then-current NAV until you give the Fund different instructions.

Under extraordinary circumstances, the Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board has adopted procedures for redemptions in-kind by shareholders including affiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Fund in any of the following instances:

•                  if ownership is being changed on your account;

•                  the redemption check is made payable to anyone other than the registered shareholder;

•                  the proceeds are mailed to an address other than the address of record;

•                  your account address has changed within the last 15 calendar days;

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•                  the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; or

•                  the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

Aberdeen Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between funds of the Trust or sales and repurchases of a fund within a short time period) may:

•                  disrupt portfolio management strategies;

•                  increase brokerage and other transaction costs; and

•                  negatively affect fund performance.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Fund:

Monitoring of Trading Activity

The Fund, through the Adviser, its sub-adviser(s) (if applicable) and its agents, monitor selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Fund may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. Despite its best efforts, Aberdeen Funds may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit

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aggregate purchase, exchange and redemption orders on behalf of their customers. In short, Aberdeen Funds may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever the Fund is able to identify short-term trades or traders, the Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. The Fund also has sole discretion to:

•                  restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

•                  reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

In general if you make an exchange equaling 1% or more of the Fund’s NAV, the exchange into the other fund may be rejected.

Fair Valuation

The Trust has fair value pricing procedures in place as described above in “Fair Value Pricing.”

DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee the Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and capital gains it distributes to you. The Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly.  Capital gains, if any, may be distributed at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund’s then-current NAV until you give the Trust different instructions.

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Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•                       distributions are taxable to you at either ordinary income or capital gains tax rates;

•                       distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•                       distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•                       for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

•                       for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

•                       distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV (any exempt interest dividends will be reported on Form 1099-INT), which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Fund, from ascertaining with certainty, until after the calendar year end, and in some cases the Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If the Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit.

If you are a taxable investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution

63

and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one fund of the Trust for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at 15% for individuals with incomes below approximately $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above those amounts that is long-term capital gain and 0% at certain income levels (with these income thresholds adjusted annually for inflation). You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.

Other

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.  Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Under current law, the Fund serves to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage

64

investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, dividends and net gain from investments, of U.S. individuals with income exceeding $200,000 ($250,000 if married filing jointly), and of estates and trusts.

Additionally, a 30% withholding tax is currently imposed on fund dividends and, beginning in 2019, will be imposed on redemption proceeds paid, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

The Subsidiary will not be subject to Federal income tax.  It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary  during that year.  Gains from the sales of investments by the Subsidiary will not be eligible for capital gains treatment but instead will be treated as ordinary income when included in income by the Fund.  Furthermore, the Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually, on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights information presented for the Fund is the financial history of the Predecessor Fund.  The financial highlights table is intended to help you understand the Predecessor Fund’s financial performance for the fiscal periods ended October 31, 2014.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s most recent annual report.  The Predecessor Fund’s most recent annual report is available upon request.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	PER SHARE OPERATING PERFORMANCE					RATIOS/SUPPLEMENTAL DATA
		Investment Operations				Ratios to Average Net Assets of(2)				Total Return(3)
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)	Total investment operations	Net asset value, end of period	Expenses before waivers and after securities sold short	Expenses after waivers and after securities sold short	Expenses after waivers and before securities sold short	Net investment income (loss)	Net asset value(4)	Portfolio turnover rate (excluding short sales)(3)	Ending net assets (thousands)

Class I For the period 02/03/14*— 10/31/14	$10.00	$(0.10)	$0.14	$0.04	$10.04	6.40%	3.63%	1.99%	(1.26)%	0.40%	251%	$65,091

Advisor Class For the period 02/03/14*— 10/31/14	$10.00	$(0.11)	$0.14	$0.03	$10.03	6.65%	3.88%	2.24%	(1.51)%	0.30%	251%	$2,162

*	Commencement of investment operations.

(1)	Net investment income (loss) per share is based on average shares outstanding.

(2)	Annualized for periods less than one year.

(3)	Not annualized for periods less than one year.

(4)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

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INFORMATION FROM ABERDEEN FUNDS

Please read this Prospectus before you invest, and keep it with your records. The following documents — which may be obtained free of charge — contain additional information about the Fund:

•                  Statement of Additional Information (incorporated by reference into this Prospectus)

•                  Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance)

•                  Semi-Annual Reports

To obtain any of the above documents free of charge, to request other information about the Fund, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Fund’s website www.aberdeen-asset.us.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Fund’s website at www.aberdeen-asset.us or call 866-667-9231 for additional information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds

P.O. Box 55930

Boston, MA 02205-5930

By Overnight Mail:

Aberdeen Funds

c/o Boston Financial Data Services

30 Dan Rd

Canton, MA 02021

For 24-hour Access:

866-667-9231 (toll free)

Customer Service Representatives are available 8 a.m.-9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Fund’s website at www.aberdeen-asset.us.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain information about the Fund, including the SAI, from the SEC:

•                  on the SEC’s EDGAR database via the Internet at www.sec.gov;

•                  by electronic request to publicinfo@sec.gov (the SEC charges a fee for this service);

•                  in person at the SEC’s Public Reference Room in Washington, D.C. (for their hours of operation, call 202-551-8090); or

•                  by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-1520 (the SEC charges a fee to copy any documents).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

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STATEMENT OF ADDITIONAL INFORMATION

October 22, 2015

ABERDEEN FUNDS

Aberdeen Multi-Manager Alternative Strategies Fund

Institutional Class - ARDNX

Aberdeen Multi-Manager Alternative Strategies Fund II

Class A - ARETX  • Class C - CARDX  • Class R - RARDX  • Institutional Class - IARDX

Aberdeen Funds (the “Trust”) is a registered open-end investment company consisting of 25 series as of the date hereof.  This Statement of Additional Information (“SAI”) relates to the following series of the Trust: Aberdeen Multi-Manager Alternative Strategies Fund and Aberdeen Multi-Manager Alternative Strategies Fund II (each, a “Fund” and collectively, the “Funds”).  This SAI is not a prospectus but is incorporated by reference into the Prospectus for the applicable Fund.  It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the Prospectuses for the Funds, each dated October 22, 2015.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses.  You can order copies of a Fund’s Prospectus without charge by writing to Boston Financial Data Services, Inc. (“BFDS”) at 30 Dan Road, Canton, MA 02021 or calling (toll-free) 866-667-9231.

The audited financial statements for the fiscal year ended October 31, 2014, and the related report of Ernst & Young LLP (“EY”), who served as independent registered public accounting firm for Arden Alternative Strategies Fund and Arden Alternative Strategies II, the predecessors of the Funds (the “Arden Predecessor Funds”) for the fiscal year ended October 31, 2014, are incorporated herein by reference in the section “Financial Statements.” No other parts of the annual report for the Arden Predecessor Funds are incorporated by reference herein. A copy of the annual report for the Arden Predecessor Funds may be obtained upon request and without charge by writing to or by calling 866-667-9231.

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GENERAL INFORMATION

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007.  The Trust currently consists of 25 separate series, each with its own investment objective.

The Funds in this SAI were created to acquire the assets and liabilities of the corresponding Arden Predecessor Fund of the Arden Investment Series Trust as shown in the chart below.

Fund	Corresponding Arden Predecessor Fund

Aberdeen Multi-Manager Alternative Strategies Fund	Arden Alternative Strategies Fund

Aberdeen Multi-Manager Alternative Strategies Fund II	Arden Alternative Strategies II

Each Arden Predecessor Fund is considered the accounting survivor for purposes of the reorganization, and accordingly, certain financial history of the Arden Predecessor Funds is included in this SAI.

The Funds are diversified open-end management investment companies as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks.  The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks.  This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds.  Please review the discussions in the Prospectuses for further information regarding the investment objective and policies of each Fund.

References to the “Adviser” in this section also include the subadvisers, as applicable.

General Information about the Funds’ Portfolio

Instruments and Investment Policies

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Funds as well as certain risks to which the Funds are subject. To the extent a Fund invests in any hedge funds, funds traded publicly on foreign exchanges, and affiliated and unaffiliated open-end and closed-end registered investment companies, other than money market mutual funds (“Underlying Funds”) or one or more wholly-owned subsidiaries (each, a “Subsidiary” and referred to herein collectively as the “Subsidiary”), the risks below are also applicable to the Fund through its investments in Underlying Funds and the Subsidiary. Although money market mutual funds are excluded from the Funds’ definition of “Underlying Funds,” the Funds are permitted to invest in money market mutual funds within the limits permitted by federal securities laws.  The risks of money market instruments are discussed further below.

Convertible Securities.  Each Fund may invest in convertible securities and considers such securities to be “equity securities” for purposes of its investment strategies. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, a Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants.  Each Fund may invest in warrants and considers such securities to be “equity securities” for purposes of its investment strategies. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities.  Each Fund may invest in illiquid securities, which can include generally, among other things, (i) private placements and other securities that are subject to legal or contractual restrictions on resale (except for “Rule 144A” securities, which may, under certain circumstances, as discussed below, be treated as liquid) or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days. Generally, less public information is available about the issuers of whose securities are not publicly traded than about issuers whose securities are publicly traded. It is each Fund’s policy not to purchase illiquid securities if more than 15% of the Fund’s net assets would then be illiquid. For purposes of this limitation, any investments in

Underlying Funds relying on Sections 3(c)(1) or 3(c)(7) (except for any Subsidiary or Trading Entity) will be treated as illiquid. If at any time more than 15% of a Fund’s net assets are illiquid due to market action or Fund sales of liquid securities, the Fund will seek to dispose of illiquid assets in excess of 15% as soon as practicably possible, in the best interest of the Fund.

Bonds and Other Fixed-Income Securities.  Each Fund may invest in bonds and other fixed-income securities.

Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities (including collateralized loan obligations (“CLOs”)). These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund will not invest more than 15% of its total assets (either directly or indirectly through investments made by a Subsidiary or Trading Entity) in CLOs, hedge funds and private equity funds.

Each Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser or a subadviser to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Foreign Securities.  Each Fund may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of foreign issuers. Foreign securities in which the Funds may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.  These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of the Funds’ foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, the Funds may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging and less developed countries. (See “Additional Information on Portfolio Investments, Strategies and Risks-Emerging Market Investments.”)

Each Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving a Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue each Fund’s investment objective, such as when a subadviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. There is no requirement that a Fund hedge all or any portion of its exposure to foreign currency risks.

Options and Futures.  Each Fund may utilize options and futures contracts. They also may use so-called “synthetic” options or other derivative instruments written by broker-

dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by a Fund also may include options on baskets of specific securities.

Subadvisers may purchase call and put options on specific securities, currencies or other instruments and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Fund owns the underlying security. The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books to fulfill the obligation undertaken. The sale of such an option exposes the Fund during the term of the option to a decline in the price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

A subadviser may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a subadviser would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the subadviser would be entitled to exercise the option should it deem it advantageous to do so.

Each Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses.

Successful use of futures also is subject to the subadviser’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Each Fund may purchase and sell stock index futures contracts. A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Each Fund may purchase and sell interest rate futures contracts. An interest rate future obligates a Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Each Fund may purchase and sell currency futures. A currency future obligates a Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Commodity Pool Operator Regulation.  The Adviser does not rely on the exclusions or exemptions available under applicable Commodity Futures Trading Commission (“CFTC”) rules from registration as a commodity pool operator (“CPO”) on behalf of the Funds and the Subsidiary and therefore the Funds and the Subsidiary are subject to regulation under the Commodity Exchange Act of 1936, as amended (“CEA”) and the CFTC’s rules and regulations thereunder as commodity pools. The Adviser serves as the CPO for the Funds and the Subsidiary. The Adviser is currently registered with the CFTC as a CPO and commodity trading advisor (“CTA”). In addition, where appropriate, certain subadvisers are also registered with and regulated by the CFTC as CTAs. As a result, the Adviser, the subadvisers (where applicable) and the Funds are subject to dual regulation by the CFTC and the Securities and Exchange Commission (“SEC”). The CFTC adopted regulations that “harmonize” certain CFTC regulations with overlapping SEC regulations. Pursuant to the CFTC harmonization rules, the Adviser, on behalf of the Funds, has elected to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the Funds or the Adviser in violation of an applicable CFTC regulation if a Fund or the Adviser fails to comply with a related SEC regulatory requirement under the CFTC harmonization rules. The Funds and the Adviser remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations even though the Adviser has elected the substitute compliance regime under the CFTC harmonization rules with respect to the Funds. Investors in the Funds and their financial advisors should consider whether a Fund’s status as a “commodity pool” impacts its operations or status under the CEA in deciding whether to invest in such Fund.

Call and Put Options on Securities Indices.  Each Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a subadviser of options on stock indexes will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Commodity-Linked Structured Notes.  Any Fund investments in commodity-linked structured notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary (i.e. liquid) market, and risk of greater volatility, that do not affect traditional equity and debt securities.

If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, a Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, a Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in a Fund’s portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked structured notes held in a Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the subadvisers or to accurately value them. Commodity-linked structured notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the Fund could lose money.

The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.

Swap Agreements.  Each Fund may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Forward Trading.  Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by a subadviser due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the subadvisers would otherwise recommend, to the possible detriment of the Funds. Market illiquidity or disruption could result in major losses to the Funds. In addition, managed accounts or investment funds in which a Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Adviser or subadvisers trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. To the extent possible, the subadvisers will deal only with counterparties that it believes are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

Inverse Floaters.  Each Fund may invest in inverse floaters (or inverse variable or floating rate securities), which are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates.

As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down). There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features which may present greater liquidity risk.

Lending Portfolio Securities.  Each Fund may lend its portfolio securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. A Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. Each Fund will be entitled to the interest and dividends on its loaned securities. These loans are expected to be used to leverage a Fund’s assets - - i.e., while the Fund continues to receive the income on the loaned securities, it can invest the cash collateral received in any securities or instruments consistent with the Fund’s investment objective and earn returns thereon. A Fund will be required to return the collateral with interest at a predetermined fixed or floating rate and because the Fund’s interest obligation and transaction costs may turn out to be greater or less than the return on the Fund’s investment of the collateral, the Fund may lose or gain from engaging in the securities lending transaction.  See “Leverage Risk.”

A loan may be terminated at any time by the borrower, or by a Fund upon notice. Upon termination, the borrower is obligated to return the loaned securities within three business days (one day in the case of government securities). Any gain or loss in the market price of the loaned securities during the course of the loan continues to inure to the Fund’s benefit or risk. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves leverage, and a Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. Voting and consent rights that accompany loaned securities pass to the borrower. The Funds will follow the policy of seeking to call the loaned securities, to be delivered within either one or three business days after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Funds will pay reasonable finder’s, administrative, and custodial fees in connection with loans of securities.

When-Issued and Forward Commitment Securities.  Each Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by a Fund, will be subject to the Fund’s limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Counterparty Credit Risk.  Each Fund will be subject to counterparty credit risk with respect to its use of total return swap contracts and other derivative and short sale transactions. If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser or a subadviser will seek to effect derivative transactions only with counterparties that it believes are creditworthy. The Adviser and subadvisers will consider the creditworthiness of counterparties in the same manner as it would review the credit quality of a security to be purchased by a Fund. However, there is no assurance that a counterparty will remain creditworthy or solvent.

Repurchase Agreements.  Repurchase agreements are agreements under which a Fund purchases securities from a bank that is a member of the Federal Reserve System or a registered broker-dealer that the Adviser or subadviser deems creditworthy and that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Fund is able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Reverse Repurchase Agreements.  Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Fund to a bank or securities dealer and the Fund’s simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Fund’s investment portfolio. With respect to these transactions, a Fund must set aside cash or liquid securities in an account on the Fund’s books in an amount at least equal to the mark-to-market value of the Fund’s obligation under the agreement.

Foreign Currency Transactions.  Each Fund may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Fund already owns, particularly if a subadviser expects a decrease in the value of the currency in which the foreign security is denominated. A Fund may, in some cases, purchase and sell foreign currency for non-hedging purposes.

Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. A subadviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Emerging Market Investments.  A subadviser may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a subadviser’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

Money Market Instruments.  Each Fund may, for defensive purposes or otherwise, invest some or all of the Fund’s assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser or subadviser deems appropriate under the circumstances. Each Fund also may invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings. Each Fund may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for shares of a Fund. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Segregated Accounts.  Each Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts and other investments (such as reverse repurchase agreements). In the case of certain derivatives contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Funds reserve the right to modify their asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investment in Wholly-Owned Subsidiaries.  In accordance with the Prospectus, each Fund may invest a portion of its assets in the Subsidiary. The Subsidiary is an exempted company organized under the laws of the Cayman Islands. A Fund may invest in the Subsidiary in order to gain exposure to certain investments, including commodities investments, within the limitations of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to “regulated investment companies.” Each Fund will invest no more than 15% of its assets in the Subsidiary. The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) are expected to produce leveraged exposure to the performance of the commodities markets. The Subsidiary may also invest in investment-grade fixed income securities that may serve as collateral for its commodity-linked positions and similarly may hold cash or cash equivalents.

The Subsidiary is overseen by its own board of directors. However, the Trust’s Board of Trustees (the “Board”) maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by a Fund. The Adviser is responsible for the Subsidiary’s day-to-day business pursuant to the Advisory Agreement, and the subadvisers select the Subsidiary’s investments pursuant to an Addendum to the subadvisory agreement with the Adviser. Under these agreements, the Adviser and the subadvisers provide the Subsidiary with the same type of management and subadvisory services, under the same terms as are provided to the Fund. The Subsidiary has entered into addenda to the Funds’ administrative and custody agreements for the provision of the same services as are being provided to the Funds. The Subsidiary bears the fees and expenses incurred in connection with the advisory, administrative and custody services that it receives. Each Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund’s assets.

The financial information of a Subsidiary will be consolidated into the applicable Fund’s financial statements, as contained within the applicable Fund’s annual and semi-annual reports provided to shareholders.

Changes in U.S. laws (where the Funds are organized) and/or the Cayman Islands (where each Subsidiary is organized) could prevent a Fund and/or its Subsidiary from operating as described in the applicable Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on a Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If Cayman Islands laws were changed to require a Subsidiary to pay Cayman Islands taxes, the investment returns of the Funds would likely decrease.

By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by a Subsidiary provide exposure similar to that held by a Fund and are subject to the same risks that apply to similar investments if held directly by a Fund. See “Investing in Wholly-Owned Subsidiary Risk” below. See also applicable tax risk in “Dividends, Distributions and Taxes-Investments in the Underlying Funds and Subsidiary.”

Investing in Wholly-Owned Subsidiary Risk.  By investing in a Subsidiary, a Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. A Subsidiary is subject to the same principal risks that a Fund is subject to (which are described in the Prospectuses and this SAI). There can be no assurance that the investment objective of a Subsidiary will be achieved. In addition, a Subsidiary is not registered under the 1940 Act and, except as otherwise noted in the Prospectuses, is not subject to the investor protections of the 1940 Act. However, each Fund wholly owns and controls its Subsidiary, and each Fund and its Subsidiary are both managed by the Adviser, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund and its shareholders. The Board has oversight responsibility for the investment activities of each Fund, including its investment in a Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing a Subsidiary’s investment portfolio, the Adviser will manage the Subsidiary’s portfolio in accordance with the applicable Fund’s investment policies and restrictions.

Investments in Unregistered Underlying Funds.  The Underlying Funds generally will not be registered as investment companies under the 1940 Act and, therefore, a Fund, as an investor in these Underlying Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

Reliance on Information Provided by Managers of Underlying Funds (“Managers”).  Each Fund relies primarily on information provided by Managers in valuing its investments in Underlying Funds (particularly those that are not registered investment companies). Investors should recognize that valuations of illiquid securities, such as interests in certain Underlying Funds, involve various judgments and consideration of factors that may be subjective. There is a risk that inaccurate valuations provided by Managers could adversely affect the value of a Fund and, therefore, the amounts shareholders receive upon the redemption of shares. A Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. There can be no assurance that a Manager will provide advance notice of any material change in an Underlying Fund’s investment program or policies and thus, a Fund’s investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

Additional Fees and Expenses.  By investing in the Underlying Funds indirectly through a Fund, an investor bears a pro rata portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the Fund as an investor in Underlying Funds.

Independent Managers.  Investment decisions of the Underlying Funds and the subadvisers are made by the Managers and the subadvisers independently of each other. As a result, at any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund or by a subadviser. Consequently, a Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

Liquidity Implications.  A Fund may not be able to withdraw its investment in certain Underlying Funds promptly after it has made a decision to do so, which may result in a loss to the Fund and adversely affect the Fund’s investment return.

Limitations on Voting Rights of Underlying Funds. To the extent a Fund purchases non-voting securities of an Underlying Fund or waives its right to vote its securities with respect to Underlying Funds, it will not be able to vote on matters that require the approval of the investors in the Underlying Fund, including matters that could adversely affect the Fund’s investment in the Underlying Fund.

A Fund will waive its voting rights of Underlying Funds only pursuant to a negotiated, contractual agreement. The waivers may be irrevocable by the Fund. The Adviser will make the determination to waive voting rights pursuant to policies adopted by the Board.

In addition, a Fund may waive its voting rights or invest in non-voting securities in order to avoid being an “affiliated person” for purposes of the 1940 Act. Section 17 of the 1940 Act prohibits certain transactions involving a fund and its “affiliated persons”. “Affiliated persons” include shareholders of 5% or more of a fund’s outstanding voting securities or any issuer whose securities a fund holds 5% or more; control persons of a fund; officers, trustees, or other employees of a fund and a fund’s investment adviser. These prohibitions are designed to prevent conflicts of interest in which insiders may use a fund to benefit themselves to the detriment of a Fund and its shareholders.

Portfolio Turnover.  Each Fund may engage in short-term trading. This means that a Fund may buy a security and sell that security a short period of time after its purchase to realize gains if a subadviser believes that the sale is in the best interest of the Fund (for example, if the subadviser believes an alternative investment has greater growth potential). Short-term trading will cause a Fund to have a high portfolio turnover rate, which could, in turn, generate higher transaction costs (due to commissions or dealer mark-ups and other expenses), and reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable income recognized by shareholders of a Fund, may reduce the after-tax returns of the shareholders, and, in particular, may generate short-term capital gains, which are taxed at ordinary income tax rates.

Cyber Security Risk.  The Funds, like all companies, may be susceptible to operational and information security risks. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber attacks.  Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified.

Impact of Large Redemptions and Purchases of Fund Shares.  From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times, or in odd-lot amounts, when it would not otherwise do so.  These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund’s expense ratio.  In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle, which is typically a few days.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed.  The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Each of the Funds:

•                  May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations.  There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

•                  May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

•                  May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

•                  May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry.  This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities or securities of other investment companies.

•                  May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

For purposes of the fundamental policy with respect to issuer diversification, the limits do not apply to investments in securities of other investment companies.

For purposes of the fundamental policy restricting investments in an issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry, each of the Funds will, as a non-fundamental policy, consider commercial mortgage and residential mortgage to be a single industry. In addition, each of the Funds may elect to consider certain industries as part of the same industry to be consistent with a third party industry classification system (e.g., GICS or Barclays Live).

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value (“NAV”) will not constitute a violation of such restriction or requirement.  However, should a change in NAV or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Code requirements.  Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers of which the Fund holds 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships (defined as a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market, unless 90% or more of such partnership’s gross income is derived from its business of investing in stock, securities or currencies).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers.  The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.  In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s or a subadviser’s fiduciary duties.  The Trust, the Adviser, subadvisers or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy.  For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions.  Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.  A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website.  The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of a Fund.

Each Fund posts onto the Trust’s internet site its securities holdings and its top ten portfolio holdings as of the end of each month.  Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and no earlier than 15 business days after the end of the previous month for fixed income funds.  The Funds also disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year.  Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings.  Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure.  Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

•                  A Fund has a legitimate business purpose and it is in the best interest of the fund to release portfolio holdings information in advance of release to all shareholders or the general public; and

•                  The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Funds, the Funds’ service providers may receive portfolio holdings information in advance of general release on an as needed basis.  The service providers that may receive portfolio holdings information include the Adviser (Aberdeen Asset Management Inc.); each Fund’s subadvisers; independent registered public accounting firm (KPMG LLP (“KPMG”)); administrator and custodian (JPMorgan Chase Bank, N.A.); transfer agent (BFDS); legal counsel (Willkie Farr & Gallagher LLP); legal counsel to the independent Trustees (Drinker Biddle & Reath LLP); financial printers (Merrill and RR Donnelly) and proxy voting service (if applicable). The service providers are subject to express or implied duties to keep all portfolio holdings information that is not publicly available confidential and not to trade on such information. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services or portfolio analytics services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review.  Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements with respect to Trust business during the quarter.  The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holdings which will describe to whom and under what circumstances such disclosure was made.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
(“INDEPENDENT TRUSTEES”)

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Until 2014, Mr. Malone served as Independent Chairman of a London AIM-listed company (healthcare software). Currently, he serves as an Independent Chairman of a UK based privately-owned pharmaceutical company. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	28	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. He is currently a Director of Uranium Participation Corp. and Pizza Pizza Royalty Corp. and Chair of Chorus Aviation Inc. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	25	None.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is a Director of Aberdeen Australia Equity Fund, Inc. (Chairman of the Board), Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. He also is a non-executive director of a number of Australian companies.	28	None.
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been a Director and Founding Partner of Toron Capital Markets Inc. (investment management) since 1988. He is a Director of Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	28	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray	28	None.

and Company (investment banking) since 2001 and was Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011 and a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010. He is a Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., and Aberdeen Asia-Pacific Income Investment Company Limited.

Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009. He is also a Director of Aberdeen Asia-Pacific Income Investment Company Limited.	25	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Prior to retiring, Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004. Mr. Solan served in several different positions with Ernst & Young from 1964 to 1998.	25	None.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST
(“INTERESTED TRUSTEES”)

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007

Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983 (“Aberdeen Group”). He was a Director (1991 — 2014) of Aberdeen Asset Management Asia Limited and a Director (2000 — 2014) of Aberdeen Asset Management Limited. He was a Director (1995 — 2014) and was President (September 2006 — 2014) of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.

			29	None.

*                                         Each Trustee holds office for an indefinite term until his successor is elected and qualified.

**                                  The Aberdeen Fund Complex consists of the Trust which currently consists of 25 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds.

***                           Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

****                    Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.

†                                         Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

OFFICERS OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)

Currently, Co-Head of Americas and Chief Financial Officer for Aberdeen Asset Management Inc. since June 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)

Currently, Vice President and Head of Compliance - Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Sofia Rosala** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (since March 2014) and Deputy Chief Compliance Officer (Since December 2013)

Currently, Deputy Head of Compliance and Adviser Chief Compliance Officer and U.S. Counsel for Aberdeen Asset Management Inc. Ms. Rosala joined Aberdeen in July, 2012. Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate Attorney with Morgan, Lewis and Bockius from May 2008 - April 2011.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)

Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)

Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.
Brad Crombie Aberdeen Asset Management Bow	Vice President (Since June 2013)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC. Mr. Crombie re-joined Aberdeen in 2012. Prior to re-joining Aberdeen, Mr. Crombie was a Managing Director at Bank of

Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1970		America Merrill Lynch for the bank’s non-financial corporate and high yield credit research team for the Europe, Middle East and Africa region from 2003 to 2012.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Currently, Head of Product - US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)

Currently, Head of Asian Fixed Income on the Fixed Income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)

Currently, Managing Director of Aberdeen Asset Management Asia Limited (since 1991) and member of the Executive Management Committee and Director of Aberdeen Asset Management PLC (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.

Russell Barlow Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth : 1974	Vice President (Since October 2015)

Currently, Head of Hedge Funds, based in Aberdeen’s London office, chairman of the Hedge Fund Investment Committee, Deputy Chair of the Pan Alternatives Investment Committee and responsible for co-mingled Hedge Fund portfolios. Mr. Barlow joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where he was the Head of the Global Event Team.

Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)

Currently, Senior Fund Administration Manager - US for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

Eric Olsen Aberdeen Asset Management Inc. 1735 Market Street	Assistant Treasurer (Since December 2013)

Currently, Deputy Head of Fund Administration - US for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon

32nd Floor Philadelphia, PA 19103 Year of Birth: 1970		Asset Servicing and had worked with BNY Mellon since 1998.
Pamela Wade** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2013)

Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Wade joined Aberdeen Asset Management Inc. in 2012 as Senior Product Manager. Prior to joining Aberdeen Asset Management Inc., Ms. Wade was a Vice President and Assistant Counsel with BNY Mellon Asset Servicing (2007-2012).

*                                         Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

**                                  Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. O’Neill, Ms. Wade and Ms. Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

Additional Information about the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee possesses the requisite experience, qualifications, attributes and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, subadvisers, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.  A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.  In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Mr. Gilbert, investment management experience as Chief Executive Officer and director roles within the Aberdeen complex, board experience with other public companies and investment trusts;  Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. McCoy, executive experience at investment banking and securities firms, as well as board experience with other public and private companies; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; Mr. Sheehy, executive experience at venture capital and investment banking firms, as well as board experience at several public and private companies; Mr. Smith, experience as managing editor and director of a financial publications firm; and Mr. Solan, accounting background and executive and board experience at a financial services company.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board and Committee Structure

The Board of Trustees is composed of seven Independent Trustees and one Interested Trustee, Martin J. Gilbert.  The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee, Nominating and Corporate Governance Committee, and Valuation Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Funds, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Funds with respect to specific matters.  The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks.  The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.  The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.  Each Committee is comprised entirely of Independent Trustees.  The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Audit Committee is comprised of Messrs. Sacks, Smith and Solan.  Mr. Solan serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert.  The purposes of the Audit Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements, (iii) the performance of the independent auditor, and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditor their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting, internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditor regarding financial reporting; and (h)  investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee.  The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out a proper audit.  The independent auditor is ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders.  Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.

The Nominating and Corporate Governance Committee (“Nominating Committee”) is comprised of Messrs. Malone, McCoy and Sheehy.  Mr. Malone serves as Chair of the Nominating Committee.  The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; and (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders.  When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary.  Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.  The Valuation Committee is comprised of Messrs. Sheehy, Miles and Solan.  Mr. Sheehy serves as Chair of the Valuation Committee.  The purpose of the Valuation Committee is to oversee the implementation and operation of the Funds’ Valuation Policy and Procedures.  The Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the Adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Trust’s investment management and business affairs, and also by the Funds’ subadvisers, as applicable, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, subadvisers, and the Trust’s other service providers (including the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust.  The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of Shares of Aberdeen Funds

Because the Funds are new, no Trustees owned shares of the Funds as of the date of this SAI.  As of December 31, 2014, the Trustees held shares of other funds within the Aberdeen Family of Investment Companies as indicated below.

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
P. Gerald Malone

Aberdeen Dynamic Allocation Fund $1 - $10,000
Aberdeen Global Fixed Income Fund $1 - $10,000
Aberdeen China Opportunities Fund $1 - $10,000
Aberdeen U.S. Equity Fund $1 - $10,000
Aberdeen International Equity Fund $1 - $10,000

$10,001 - $50,000
Richard H. McCoy	Aberdeen International Equity Fund $1 - $10,000 Aberdeen Emerging Markets Fund $1 - $10,000	$10,001 - $50,000
Neville J. Miles	Aberdeen Emerging Markets Fund $10,001 - $50,000	$10,001 - $50,000
Peter D. Sacks

Aberdeen Global Fixed Income Fund $1 - $10,000
Aberdeen Small Cap Fund $1 - $10,000
Aberdeen Equity Long-Short Fund $1 - $10,000
Aberdeen International Equity Fund $1 - $10,000
Aberdeen Emerging Markets Fund $1 - $10,000

$10,001 - $50,000
John T. Sheehy	Aberdeen International Equity Fund $10,001 - $50,000	$10,001 - $50,000
Warren C. Smith	Aberdeen Emerging Markets Fund $10,001 - $50,000	$10,001 - $50,000
John F. Solan, Jr.	Aberdeen Global Equity Fund $1 - $10,000 Aberdeen Equity Long-Short Fund $1 - $10,000 Aberdeen International Equity Fund $1 - $10,000	$10,001 - $50,000

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Martin Gilbert	Aberdeen Emerging Markets Fund $10,001 - $50,000	$10,001 - $50,000

*                                         As of December 31, 2014, the Family of Investment Companies consisted of the Trust, which contained 24 portfolios and Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc.; however, each Trustee did not serve on the Board of every fund in such Family of Investment Companies.  Ownership information is provided with respect to only those Funds that each Trustee oversaw as of December 31, 2014.

Because the Funds are new, the Officers and Trustees, as a group, do not own shares of the Funds.

Compensation of Trustees

The Compensation Table below sets forth the total compensation that each Trustee received from the Trust and the Fund Complex (as defined below) for the fiscal year ended October 31, 2014.

INDEPENDENT TRUSTEES

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
P. Gerald Malone	$103,283	None	None	$264,139
Richard H. McCoy	87,283	None	None	87,283
Peter D. Sacks	87,283	None	None	209,557
Neville Miles	87,283	None	None	226,439
John T. Sheehy	90,283	None	None	238,793
Warren C. Smith	90,283	None	None	90,283
John F. Solan, Jr.	99,033	None	None	99,033

INTERESTED TRUSTEES

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Martin Gilbert	None	None	None	None

*                                         As of October 31, 2014, the Aberdeen Fund Complex consisted of the Trust, which contained 24 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Organization and Management of Wholly-Owned Subsidiaries

As described herein and in the Prospectuses, each Fund may invest up to 15% of its total assets in one or more of its wholly-owned subsidiaries. Once each Fund acquires the assets of its Arden Predecessor Fund, one Subsidiary of each Fund will operate to provide such Fund with exposure to commodities markets and other investments. Each Subsidiary is an exempted company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Elian Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. Each Subsidiary’s affairs are overseen by its own board of directors, which is composed solely of two directors who will be interested persons of the Trust following the Adviser Acquisition (as defined below). However, the Board of the Trust maintains oversight responsibility for investment activities of each Subsidiary generally as if such Subsidiary’s investments were held directly by the applicable Fund. See the discussion under “Board of Trustees and Officers of the Trust”, “Board of Trustees and Officers of the Trust — Responsibilities of the Board of Trustees”, “Board of Trustees and Officers of the Trust — Additional Information about the Board of Trustees” and “Board of Trustees and Officers of the Trust — Board and Committee Structure” in this SAI for a discussion of the leadership structure of the Board of the Trust. The directors of each Subsidiary do not receive compensation from the Subsidiary.  Each Subsidiary does not maintain any pension or retirement plans for its directors.  The board of directors of each Subsidiary does not hold regular meetings and does not currently have any standing committees. Each Subsidiary is a wholly-owned subsidiary of its respective Fund, and consequently the directors of the Subsidiary, as a group, do not own shares of the Subsidiary. The following individuals serve as Directors of each Subsidiary:

NAME, AGE, AND POSITION WITH THE SUBSIDIARY	TERM OF OFFICE AND LENGTH OF TIME SERVED AT THE SUBSIDIARY	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	DIRECTORSHIPS HELD BY DIRECTOR*
Averell H. Mortimer, 58 Director	Indefinite/From November 2012

Founder and Chief Executive Officer of the Predecessor Adviser. Mr. Mortimer is also chairman of the Predecessor Adviser’s Investment Committee and is responsible for the Predecessor Adviser’s overall investment process. With over twenty years’ experience on Wall Street, Mr. Mortimer has worked in a variety of investment fields, including investment banking, venture capital and investment management. Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University’s School of Business in 1984.

None
Henry P. Davis, 49 Director	Indefinite/From November 2012

President of the Predecessor Adviser (2014-present) and member of the Predecessor Adviser’s Investment Committee. Prior to 2014, Mr. Davis was a Managing Director of the Predecessor Adviser. Mr. Davis is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Prior to joining the Predecessor Adviser, Mr. Davis was an investment advisor to several high net worth families with responsibility for manager selection, oversight and asset allocation decisions. Previously, Mr. Davis was an attorney with Davis Polk & Wardwell, specializing in corporate and asset management work for hedge funds and other investment vehicles. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

Member of the Board of Trustees of Arden Investment Series Trust (3) (2012-2015)

*              Directorships held in (1) any investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Averell H. Mortimer. Mr. Mortimer is the Founder, Chief Executive Officer and Chairman of Arden Asset Management LLC, the adviser to the Predecessor Funds (the “Predecessor Adviser” or “Arden”). Mr. Mortimer is also chairman of Arden’s Investment Committee and a member of Arden’s Executive Committee. Before founding Arden in 1993, Mr. Mortimer worked in a variety of investment fields, including investment banking, venture capital, and investment management. Mr. Mortimer leveraged his extensive Wall Street experience and relationships to establish Arden as a leading hedge fund specialist and he continues to drive Arden’s strategic initiatives. Mr. Mortimer holds a B.A. from the University of Colorado and an M.B.A. from Columbia University’s School of Business.

Henry P. Davis. Mr. Davis is President of the Predecessor Adviser and is a Partner and Chairman of Arden’s Executive Committee and member of Arden’s Investment Committee. Mr. Davis led the team that launched the Arden mutual fund in 2012 and is the President/CEO of Arden Investment Series Trust. Mr. Davis is also involved in manager research and portfolio management for each of the Arden funds and previously was a Managing Director responsible for supervising Arden’s research activities since 2001. Prior to joining Arden, Mr. Davis was an investment adviser and an attorney specializing in corporate and asset management work. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

The board of directors of the Subsidiary believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of board effectiveness.  References to the qualifications, attributes and skills of directors are pursuant to the request of the SEC, do not constitute holding out the board of directors of the Subsidiary or any director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the board of directors of the Subsidiary by reason thereof.

On August 3, 2015, the Adviser, the Predecessor Adviser and their affiliates entered into a purchase agreement pursuant to which the Adviser will acquire the Predecessor Adviser (the “Adviser Acquisition”).  In connection with the Adviser Acquisition, each Fund will acquire the assets (including the Subsidiary) and assume the liabilities of a series of its Arden Predecessor Fund in exchange for shares of the relevant Fund, subject to the approval of the shareholders of each Arden Predecessor Fund (each, a “Reorganization” and together, the “Reorganizations”).  Following the Reorganizations, it is anticipated that Bev Hendry and Andrea Melia will become directors of the Subsidiary, replacing the current directors of the Subsidiary.

Sales Loads

Class A shares may be sold at NAV without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including retired directors, officers and employees and immediate family members of Aberdeen and its affiliates).  The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such investment.  See “Waiver of Class A Sales Charges” for more information.

Code of Ethics

Federal law requires the Trust, the Adviser and subadvisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).  Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

Regulations under the federal securities laws require the Trust, the Adviser and subadvisers to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Funds.  The Trust has adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Adviser and subadvisers, as applicable. The Adviser and subadvisers have adopted proxy voting policies and procedures, which have been reviewed and approved by the Funds’ Board, to ensure the proper and timely voting of the proxies on behalf of the Funds. Moreover, the Adviser will assist the Funds in the preparation of the Funds’ complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of the Funds or the Adviser and subadvisers will be submitted to the Board for approval or review, as the case may be. For additional information, please see the summary of the Adviser’s and subadvisers’ proxy voting policies and procedures attached hereto as Appendix C.

Information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available after August 31 of the relevant year (1) without charge, upon request, by calling 866-667-9231 and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of Aberdeen Asset Management Inc. (“Aberdeen”, “AAMI” or the “Adviser”), or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Services and Transfer Agency Agreements, which include the expenses of calculating the Funds’ NAVs; fees and expenses of independent certified public accountants and legal counsel to the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions (including reimbursements to the Adviser and certain subadvisers for such expenses); short sale dividend expenses; insurance premiums; administrative services fees, if any; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings;

expenses relating to the issuance, registration, and qualification of shares of the Trust; operational and organizational expenses of a series of the Trust; payment of portfolio pricing to a pricing agent, if any; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business; and certain expenses as set forth in the relevant subadvisory agreements.  The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below.

Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Trustees.

Except as described below, the Adviser manages the day-to-day investments of the assets of the Funds.  The Adviser also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund.  The Adviser is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, the Adviser does not intend to do so as a routine matter at this time.

The Funds are subadvised by Algert Global LLC; Canyon-River Canyon Fund Management LLC; Chilton Investment Company, LLC; CQS (US), LLC; D.E. Shaw Investment Management, L.L.C.; Ellington Management Group, L.L.C.; Goldman Sachs Asset Management, L.P.; J.P. Morgan Investment Management Inc.; Otter Creek Advisors, LLC; PanAgora Asset Management, Inc.; Santa Fe Partners LLC; Whitebox Advisors LLC; and York Registered Holdings, L.P.  Aberdeen Multi-Manager Alternative Strategies Fund is also subadvised by JANA Partners LLC.  The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $483.3 billion in assets as of June 30, 2015 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies. In rendering investment advisory services, the Adviser may use the resources of investment advisor subsidiaries of Aberdeen PLC. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the Aberdeen PLC affiliates, including the Funds, as associated persons of the Adviser.  No remuneration is paid by the Funds with respect to the memorandum of understanding/personnel sharing arrangements.

Aberdeen Asset Management Inc.

Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen.  Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.  In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.  The Agreement continues in effect for an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.  The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.  It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days’ written notice.  The Agreement further provides that Aberdeen may render similar services to others.

Aberdeen, located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, is wholly owned by Aberdeen PLC.  Martin Gilbert, Trustee of the Trust, is the Chief Executive Officer of Aberdeen PLC.

For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Asset	Investment Advisory Fee
Aberdeen Multi-Manager Alternative Strategies Fund	Up to $1 billion	1.85%
	Between $1 billion and $2 billion	1.65%
	Over $2 billion	1.50%
Aberdeen Multi-Manager Alternative Strategies Fund II	Up to $1 billion	1.85%
	Between $1 billion and $2 billion	1.65%
	Over $2 billion	1.50%

Limitation of Fund Expenses

The Adviser and the Trust have entered into a written contract (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of each class of each Fund (excluding taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated funds), any fees paid pursuant to a Rule 12b-1 plan (if applicable to the share class), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses), to the extent necessary to limit the ordinary operating expenses of each Fund to a percentage of the Fund’s average daily net assets per annum as set forth below (the “Expense Limitation”). Additionally, the Expense Limitation Agreement provides that the Adviser will waive its advisory fee payable under the advisory agreement between the Adviser and the Trust to the extent necessary to reimburse each Fund for any management fees to which it is subject as an investor in Underlying Funds that are not exchange-traded funds. In consideration of the Adviser’s agreement to limit each Fund’s expenses, each Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause a Fund’s ordinary operating expenses to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect for an indefinite period, unless sooner terminated at the sole discretion of the Board.

AAMI has agreed contractually to limit ordinary operating expenses for each Fund as follows:

Name of Fund/Class	2015 Expense Limitation	Expiration Date
Aberdeen Multi-Manager Alternative Strategies Fund	1.99%	Indefinite, unless sooner terminated by the Board
Aberdeen Multi-Manager Alternative Strategies Fund II	1.99%	Indefinite, unless sooner terminated by the Board

Predecessor Fund Advisers

As explained in the “General Information” section of this Statement of Additional Information, the Funds in this SAI were created as part of the reorganizations of the Arden Predecessor Funds into the Trust.  Prior to the closing of the reorganizations, investment advisory services for the Arden Predecessor Funds were provided by Arden Asset Management LLC.  The Arden Predecessor Funds were obligated to pay their predecessor investment adviser a monthly fee based on average daily net assets of the applicable Arden Predecessor Fund.  The investment advisory fee rates paid by the Arden Predecessor Funds to their investment adviser are identical to the investment advisory fee rates paid by the Funds to the Adviser.

Subadvisers

Arden Asset Management LLC retained the following subadvisers with respect to the Arden Predecessor Funds pursuant to separate subadvisory agreements with each subadviser. As of the closing of the reorganizations, the Adviser will have entered into subadvisory agreements with the subadvisers on substantially the same terms as the prior subadvisory agreements. The fee paid to each subadviser by the Adviser, and expenses reimbursed to each subadviser, is governed by its respective subadvisory agreement. Information relating to individual subadvisers has been provided below.

Investment Strategy	Subadviser
Relative Value — Equity	Algert Global LLC
Event Driven — Credit	Canyon - River Canyon Fund Management LLC
Equity Hedge	Chilton Investment Company, LLC
Relative Value — Credit	CQS (US), LLC
Global Macro	D. E. Shaw Investment Management, L.L.C.
Global Macro and Tactical (Portfolio Hedging)	Ellington Management Group, L.L.C.
Global Macro	Goldman Sachs Asset Management, L.P.
Event Driven — Equity	JANA Partners LLC*
Equity Hedge	J.P. Morgan Investment Management Inc.
Equity Hedge	Otter Creek Advisors, LLC
Relative Value — Equity	PanAgora Asset Management, Inc.
Relative Value — Equity	Santa Fe Partners LLC
Relative Value — Equity	Whitebox Advisors LLC
Event Driven — Equity	York Registered Holdings, L.P.

*                                         JANA Partners LLC serves a subadviser only to Aberdeen Multi-Manager Alternative Strategies Fund.

Pursuant to the subadvisory agreements, the subadvisers have been delegated responsibility for the Fund’s day-to-day management for the assets of the Fund allocated to such subadvisers. Each subadvisory agreement provides in substance that the subadvisers will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The subadvisory agreements permit each subadviser to effect securities transactions on behalf of the Fund through associated persons of the subadviser. The subadvisory agreement also specifically permits the subadvisers to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although the subadvisers have no current plans to pay a material amount of such compensation. In the discretion of the Adviser, at any time, the Fund may have no assets allocated to a particular subadviser (i.e., a zero allocation).

Each subadvisory agreement may be continued in effect from year to year after its initial two-year term, subject to approval of its continuance in the same manner as the Fund’s Investment Advisory Agreement. The subadvisory agreements are subject to termination, without penalty, by the Trustees, or by a majority vote of the outstanding shares of that Fund, on not more than 60 days’ prior written notice to the subadviser. A subadviser is permitted to terminate its subadvisory agreement on 60 days’ prior written notice to the Fund and the Adviser. The subadvisory agreements also terminate automatically if they are assigned or if the Investment Advisory Agreement terminates with respect to the Fund.

In the discretion of the Adviser, at any time, the Fund may have no assets allocated to one or more subadviser(s) (i.e., zero allocation). In fact, presently, (based on a variety of factors, including expected Fund asset levels), Fund assets have not been allocated to a portion of the subadvisers. Allocations may change at any time (or not at all).

Multi-Manager Structure

On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval.  If a new unaffiliated subadviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser.  The multi-manager structure is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser.  The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether the subadviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers.  The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions.  Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Funds will obtain favorable results at any given time.

Portfolio Managers

Appendix A contains the following information regarding the portfolio manager(s) identified in the Funds’ Prospectuses: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.  Because the Funds are new, the portfolio managers do not own shares of the Funds.

Distributor

The Trust and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into a distribution agreement whereby Aberdeen Fund Distributors LLC will act as principal underwriter for the Trust’s shares.  The principal business address of Aberdeen Fund Distributors LLC is 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. AFD is affiliated with the Adviser.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.  The distributor has no obligation to sell any specific quantity of Fund shares.  Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval.  The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares.  The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds.  If applicable to a class of the Trust’s Shares as described below, the distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Service Plan described below.

The distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A shares).

The distributor re-allows to Financial Regulatory Authority registered dealers: 5.00% of sales charges on Class A shares and 1.00%  on Class C shares of the Aberdeen Multi-Manager Alternative Strategies Fund II.

Distribution Plan

The Aberdeen Multi-Manager Alternative Strategies Fund II has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares.  The Plan permits the Aberdeen Multi-Manager Alternative Strategies Fund II to compensate the Fund’s distributor for expenses associated with the distribution of certain classes of shares of the Fund.  Although actual distribution expenses may be more or less, under the Plan the Aberdeen Multi-Manager Alternative Strategies Fund II pays the distributor an annual fee in an amount that will not exceed the following amounts:

•                  0.25% of the average daily net assets of Class A shares (distribution or service fees);

•                  1.00% of the average daily net assets of Class C shares (0.25% service fees); and

•                  0.50% of the average daily net assets of the Class R Shares (0.25% of which must be either a distribution or service fee).

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”).  The Plan was approved for the Aberdeen Multi-Manager Alternative Strategies Fund II by the Board of Trustees, and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  The Plan may be terminated as to a Class of the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class.  Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval.  The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred.  The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.  For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.  All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable Class.  The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.  The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued.  In addition the Trustees in approving the Plan as to a fund must determine that there is a reasonable likelihood that the Plan will benefit such fund and its shareholders.

The Board of Trustees of the Trust believes that the Plan is in the best interests of the Aberdeen Multi-Manager Alternative Strategies Fund II since it encourages Fund growth and maintenance of Fund assets.  As the Aberdeen Multi-Manager Alternative Strategies Fund II grows in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a fund’s shares including, but not limited to, those discussed above.  The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. Transfer agent out-of-pocket expenses may be in addition to the Rule 12b-1 fees and Administrative Services fees described in the Funds’ prospectuses. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

The Funds may pay and/or reimburse transfer agent out-of-pocket expenses on an average-net-assets basis or on a per-account-per-year basis for services to the Funds and its shareholders, including on certain non-omnibus accounts. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of an investment in a share class over time and may cost more than other types of fees.

Fund Administration

Pursuant to an Administration and Accounting Services Agreement with Arden Investment Series Trust, which as of the closing date of the reorganizations has been assumed by the Trust with respect to the Funds (the “Services Agreement”), JPMorgan Chase Bank, N.A.

(the “Administrator”), located at One Beacon Street, Boston, Massachusetts 02108, serves as the administrator to each of the Funds. The Administrator provides various administrative and accounting services necessary for the operations of the Funds. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal regulations; supervising the maintenance of each Fund’s general ledger, the preparation of each Fund’s financial statements, the determination of each Fund’s NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.  As the accounting services agent of the Funds, the Administrator maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Funds’ business.

For providing such services, the Administrator receives an asset-based fee, computed daily and paid monthly. The Funds also reimburse the Administrator for certain out-of-pocket expenses.

Transfer Agent

The Trust has entered into a Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. (“BFDS”), 30 Dan Road, Canton, Massachusetts 02021, whereby BFDS provides transfer agent and dividend disbursement agent services.

Custodian and Fund Accountant

Pursuant to a Global Custody Agreement (the “Custody Agreement”) with Arden Investment Series Trust, which as of the closing date of the Reorganizations has been assumed by the Trust with respect to the Funds, JPMorgan Chase Bank, N.A. (the “Custodian”) located at 14201 Dallas Parkway, 2nd Floor, Dallas, Texas 75254, acts as the custodian of the Funds’ securities and cash. The Custodian is responsible for maintaining custody of the Funds’ cash and investments and retaining subcustodians, including in connection with the custody of foreign securities.

For providing such services, each of the Funds pays the Custodian an annual asset-based fee plus out-of-pocket expenses.

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Trust’s legal counsel.  Drinker, Biddle & Reath LLP, One Logan Square, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG, 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

The Adviser and, to a greater extent, each subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

The Adviser expects that each subadviser will generally select brokers and dealers to effect transactions substantially in the manner set forth below. However, no guarantee or assurance can be made that a subadviser will adhere to, and comply with, its stated practices.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction i.e., execution at a favorable price and in the most effective manner possible.  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser or a subadviser.  In placing orders with such broker-dealers, the Adviser or the subadviser will, where possible, take into account the comparative usefulness of such information.  Such information is useful to the Adviser or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a subadviser or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the subadviser believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of each of the Adviser and the subadvisers to obtain best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These considerations are judgmental and are weighed by the Adviser or the subadvisers in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-dealers, the Adviser or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

As discussed above, with respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX.  FX transactions executed for the Funds are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser or subadvisers execute Unrestricted Market FX relating to trading decisions. The Funds’ custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or subadvisers or by the Funds’ custodian due to the small currency amount and lower volume of such transactions. The Funds, the Adviser and the subadvisers have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Funds’ custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

The Adviser and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided.  Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds, corporate access, and historical market information.  Any such research and other information provided by brokers to the Adviser or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be.  The fees paid to the Adviser and the subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of their receiving any brokerage and research services.  The research services provided by broker-dealers can be useful to the Adviser or a subadviser in serving their other clients.  All research services received from the brokers to whom commissions are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services.  The Adviser and the subadvisers are prohibited from considering the broker-dealers’ sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

The Adviser may direct security transactions to brokers providing brokerage and research services to the benefit of all Aberdeen clients, including the Funds.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplate that, consistent with the policy of obtaining best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act.  Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Adviser and the subadvisers do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

ADDITIONAL INFORMATION ON PURCHASES AND SALES

Class A Sales Charges

The charts below show the Class A sales charges, which decrease as the amount of your investment increases.

Class A Shares of Aberdeen Multi-Manager Alternative Strategies Fund II

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF NET AMOUNT INVESTED	DEALER COMMISSION
less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

Using the NAV per share as of July 31, 2015 of Arden Alternative Strategies II, the maximum offering price of Aberdeen Multi-Manager Alternative Strategies Fund II’s Class A shares would be as follows:

Net Asset Value	Maximum Sales Charge	Offering Price to Public
$9.74	5.75%	$10.33

Waiver of Class A Sales Charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of the Aberdeen Multi-Manager Alternative Strategies Fund II.  You may also qualify for a waiver of the Class A sales charges.  To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other intermediary at the time of your purchase that you qualify for such a reduction or waiver.  If you do not inform Customer Service or your intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to.  You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

The sales charge applicable to Class A shares may be waived for shares sold to financial intermediaries who have entered into an agreement with Aberdeen Multi-Manager Alternative Strategies Fund II’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

The sales charge applicable to Class A shares may be waived for the following purchases:

1)                                     shares sold to other registered investment companies affiliated with Aberdeen;

2)                                     shares sold to:

(a)                                 any pension, profit sharing, or other employee benefit plan for the employees of Aberdeen, any of its affiliated companies, or investment advisory clients and their affiliates;

(b)                                 401(a) plans, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans.  (Individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, one person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts do not qualify for the waiver.)

(c)                                  any life insurance company separate account registered as a unit investment trust;

(d)                                 Trustees and retired Trustees of the Trust;

(e)                                  directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of Aberdeen, or any investment advisory clients of the Adviser and its affiliates;

(f)                                   directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with Aberdeen;

(g)                                  financial intermediaries who have entered into an agreement with a Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;

(h)                                 any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the distributor to waive sales charges for those persons;

(i)                                     any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives, or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the distributor; and

(j)                                    for Aberdeen Multi-Manager Alternative Strategies Fund II only, any person who owned Advisor Class shares of Arden Alternative Strategies II on the date it was reorganized into Aberdeen Multi-Manager Alternative Strategies Fund II.

Reduction of Sales Charges

Reduction of Class A Sales Charges

Shareholders can reduce or eliminate Class A shares’ initial sales charge through one or more of the discounts described below:

•                  A Larger Investment.  The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation.  You and members of your family who live at the same address can add the current value of your Class A and Class C investments in the Aberdeen Funds and Aberdeen Investment Funds that you currently own or are currently purchasing to the value of your Aberdeen Funds Class A purchase, possibly reducing the sales charge.

•                  No Sales Charge on a Repurchase.  If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class.  You will not pay a sales charge on Class A shares that you buy within 30 days of selling Class A shares of an equal or greater amount if you have already paid a sales charge.  Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due.  If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•                  Letter of Intent Discount.  State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares and your sales charge will be based on the total amount you intend to invest.  You can also combine your purchase of Class A and Class C Shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent.  Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent.  You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Class A Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A shares of $1 million or more.  An investor may purchase $1 million or more of Class A shares in one or more of the Aberdeen Funds and avoid the front-end sales charge.  However, unless an investor is otherwise eligible to purchase Class A shares without a sales charge, the investor will pay a CDSC if he or she redeems such Class A shares within 18 months of the date of purchase.  With respect to such purchases, the distributor or the Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A shares with no initial sales charge.  The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer.  For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

•                  The purchase can be made in any combination of the Funds of the Trust.  The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased.  The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

•                  The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase.

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below.  The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund.  The Class A CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A CDSC.

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares.  The distributor or the Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of Aberdeen Multi-Manager Alternative Strategies Fund II.  The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price.  The CDSC applies only to the lesser of the original investment or current market value.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and out of their own resources.  The Adviser may also pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative services.  The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary’s personnel, and other factors.  The amount of these payments is determined by the Adviser.

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.”  The recipients of such payments may include:

•                  the distributor and other affiliates of the Adviser,

•                  broker-dealers,

•                  financial institutions, and

•                  other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Class R Shares

Class R shares generally are available only to 401(a) plans, 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with Aberdeen Multi-Manager Alternative Strategies Fund II’s distributor to utilize Class R shares in certain investment products or programs.  Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets.  In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of a Fund through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider.  Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, individual 403(b) plans, or through 529 Plan accounts.

A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan.  If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares.  Specifically, if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at NAV or at a reduced sales charge or to purchase Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide.  Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan.  A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

Redemptions

Generally, a Fund will pay you for shares that redeem one day after your redemption request is received, however, a Fund may take three days in certain circumstances.  A Fund may delay forwarding redemption proceeds for up to seven days (i) if the investor redeeming shares is engaged in excessive trading, or (ii) if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

In-Kind Redemptions

The Funds generally plan to redeem their shares for cash with the following exceptions.  As described in the Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s NAV during any 90-day period for any one shareholder.

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated persons of a Fund.  Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund.  These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders.  The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s NAV and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder.  The Trust’s Chief Financial Officer or his or her designee must determine that the redemption is in the best interests of a Fund.  Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s NAV.

Medallion Signature Guarantee

A medallion signature guarantee is required if: (1) the redemption check is made payable to anyone other than the registered shareholder; (2) the redemption proceeds are mailed to an address other than the address of record; (3) your account address has changed within the past 15 calendar days; (4) the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; (5) the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days; or (6) ownership is being changed on your account.  The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.  Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges.  A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds.  A notary public is not an acceptable guarantor.  In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations.  If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.  The distributor, at its discretion, may waive the requirement for a signature guarantee.

Accounts With Low Balances

If the value of your account falls below $1,000 for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee, which is deposited into the applicable Fund to offset the expenses of small accounts.  We will sell shares from your account quarterly to cover the fee.

Listed below are certain cases in which the Funds have elected, in their discretion, not to assess the Minimum Balance Fee.  These exceptions are subject to change:

•                  Accounts of shareholders that are held by intermediaries under the NSCC Fund/SERV system in Networking Level 0 (Trust) and Level 3 accounts;

•                  Individual Retirement Accounts;

•                  Retirement Plans including but not limited to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans; and

•                  Coverdell Educational Savings Accounts

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000.  Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action.  We do this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

The Funds value their securities at current market value or fair value, consistent with regulatory requirements.

Securities listed on the Nasdaq National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”) (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ’s best offer price if the last trade price is below such mid and down to NASDAQ’s best offer price if the last trade is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the net asset value of a Fund. If no sale is shown on NASDAQ, the mid price will be used. If no sale is shown and no mid price is available, the price will be deemed “stale” and the value will be determined in accordance with Board-approved fair valuation procedures.

U.S. exchange traded securities are valued at their last sale prices as reported on the primary exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite mid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges.

Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their mid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. As it relates to certain markets (e.g., Russian, Thailand), if there is no activity on the exchange in which a Fund’s security trades, a price comparable security trading on a different exchange will be used.

Other securities for which market quotations are readily available will be valued at their mid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities.

If market quotations are not readily available, securities and other assets, will be valued at fair value pursuant to procedures adopted in good faith by, and under the supervision of, the Board. A Fund may also use fair value to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s net asset value calculation.

Since trading in many foreign securities is normally completed before the time at which a Fund calculates its NAV, events or market fluctuations affecting the value of such securities held by the Fund that occur between the close of trading in the security and the time at which the Fund prices its portfolio securities would not be reflected in the Fund’s calculation of its NAV if foreign securities are generally valued at their closing prices. To address this issue, the Board has approved procedures that implement fair valuations of foreign equity securities (excluding Canadian, Mexican and ADR securities priced on a domestic exchange) as a result of movements in U.S. markets (following the close of various foreign markets) that, on any given day, exceed certain Fund-approved triggers or thresholds. One or more independent fair valuation pricing services may be retained to assist in the fair valuation process for foreign securities.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Adviser, its representatives on a Fund’s pricing committee, and/or other agents of a Fund/the Board, operating under procedures approved by the Board, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.

Debt securities will generally be valued by a third-party pricing service which employs different techniques to determine valuations for normal institutional trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Board. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rates, which will be supplied by a pricing vendor. Swap contracts/contracts for differences will be valued at prices furnished by an independent pricing service.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time that determination of such values or exchange rates are made and the time that the net asset value is determined. When such significant events materially affect the values of securities held by a Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

In accordance with these policies, investments in Underlying Funds are valued at their “fair values.” Ordinarily, this will be the values determined by the Managers of the Underlying Funds in accordance with the Underlying Funds’ valuation policies and as reported by the Managers. As a general matter, the fair value of a Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from the Fund if the Fund’s interest were redeemed. The Fund may not be able to verify valuation information given to the Fund by the Managers. In the unlikely event that an Underlying Fund does not report a value to the Fund on a timely basis, the Fund would determine the fair value of its interest in that Underlying Fund based on all relevant circumstances which may include the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its assets. The Board has determined that any values of interests in Underlying Funds reported as “estimated” or “final” values (using the nomenclature of the private investment fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

Before investing in any Underlying Fund (that is not a registered investment company), the Adviser will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Furthermore, prior to a Fund investing in an Underlying Fund (that is not a registered investment company), the Adviser will seek confirmation from the Manager that, in the event the Manager allocates Underlying Fund assets to a special investment account or side pocket: (i) the valuations as provided to the Fund are reflective of the most recently computed fair value of the special investment account or side pocket by the Manager; and (ii) the Manager computes the fair value of the special investment account or side pocket at least on an annual basis.

The Funds’ valuation procedures adopted require the Adviser to consider all relevant information available at the time a Fund values its assets. The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Manager does not represent the fair value of a Fund’s interests in an Underlying Fund. Following procedures adopted by the Board, the Adviser could value a Fund’s investment in an Underlying Fund at the Underlying Fund’s net asset value as reported at the time of valuation, or, if appropriate and in light of the relevant circumstances, adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review of the Board.

Investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on a Fund’s net assets, which, in turn, would affect amounts paid on redemptions of Fund shares and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect. If the net asset value of a mutual fund is not accurate, purchasing or redeeming shareholders may pay or receive too little or too much for their shares and the interests of remaining shareholders may become overvalued or diluted.

SYSTEMATIC INVESTMENT STRATEGIES

Automatic Investment Plan - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging.  With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows.  Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs.  However, no formula can assure a profit or protect against loss in a declining market.  Once you have opened an account with at least $1,000, you can contribute to an Automatic Investment Plan for as little as $50 a month in a Fund.

Systematic Exchange Plan and Dividend Moves - This systematic exchange plan allows you to transfer $50 or more to one Aberdeen fund from another Aberdeen fund systematically, monthly or quarterly.  Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000.  The money is transferred on the 25th day of the month as selected or on the preceding business day.  Dividends of any amount can be moved automatically from one fund to another at the time they are paid.  This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time.  With this plan, your fixed monthly or quarterly transfer from one fund to any other fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs.  However, no formula can assure a profit or protect against loss in a declining market.

Systematic Withdrawal Plan (“SWP”) ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account.  Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund.  Your account value must meet the minimum initial investment amount at the time the program is established.  This program may reduce and eventually deplete your account.  Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while simultaneously redeeming shares under the program.  The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders.  Additional information may be obtained by calling toll free 866-667-9231.

No Sales Charge On Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested fund (but the same class) unless you have chosen to receive them in cash on your application.  Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege - The exchange privilege is a convenient way to exchange shares from one Aberdeen fund to another Aberdeen fund in order to respond to changes in your goals or in market conditions.  The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.  The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges Among Funds.  Exchanges may be made within the same class of shares among any of the Aberdeen funds that is currently accepting purchase orders (with the exception of the Aberdeen Multi-Manager Alternative Strategies Fund, which does not permit exchanges), so long as both accounts have the same registration, and your first purchase in the new fund meets the new fund’s minimum investment requirement.

Because Class R shares of a fund are held within retirement plans, exchange privileges with other Class R shares of the Aberdeen funds may not be available unless the Class R shares of the other Aberdeen funds are also available within a plan.  Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

Generally, there is no sales charge for exchanges of Class C or Institutional Class shares.  However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging.  If you exchange your Class A shares of a fund that are subject to a CDSC into another Aberdeen fund and then redeem those Class A shares within 18 months of the original purchase, the applicable CDSC will be the CDSC for the original fund.

If you wish to purchase shares of a fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made in the Following Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667-9231, 24 hours a day, seven days a week.  However, if you declined the option on the application, you will not have this automatic exchange privilege.  This system also gives you quick, easy access to mutual fund information.  Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information.  You must call our toll free number by the Valuation Time to receive that day’s closing share price.  The Valuation Time is the close of regular trading of the Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone.  Requests may be made only by the account owner(s).  You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares.  The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectuses to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions.  These options are subject to the terms and conditions set forth in the Prospectuses and all telephone transaction calls may be recorded.  The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail or Fax - Write or fax to Aberdeen Funds, P.O. Box 55930, Boston, MA 02205-5930 or fax to 866-923-4269.  Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included.  For example, if your account is registered “John Doe and Mary Doe,”  “Joint Tenants With Right of Survivorship,” then both John Doe and Mary Doe must sign the exchange request.  The exchange will be processed effective the date the signed letter or fax is received.  Fax requests received after the Valuation Time will be processed as of the next business day.  The Funds reserve the right to require the original document if you use the fax method.

By On Line Access - Log on to our website, www.aberdeen-asset.us/aam.nsf/usRetail/home, 24 hours a day, seven days a week, for easy access to your mutual fund accounts.  Once you have reached the website, you will be instructed on how to select a password and perform transactions.  You can choose to receive information on all Funds as well as your own personal accounts.  You may also perform transactions, such as purchases, redemptions and exchanges.  The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectuses.

INVESTOR SERVICES

Automated Voice Response System - Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system.  Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information and Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

Retirement Plans (Not available with the Tax-Free Income Fund) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed.  However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs.  Instead, these will appear on your next consolidated statement.

Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December.  Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds.  Your accounts are consolidated by social security number and zip code.  Accounts in your household under other social security numbers may be added to your statement at your request.  Only transactions during the reporting period will be reflected on the statements.  An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the Internal Revenue Service (the “IRS”).  If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end.  Average cost can only be calculated on accounts opened on or after January 1, 1984.  Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses.  You may wish to consult a tax advisor on the other methods available.

Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

Prospectus - An updated prospectus will be mailed to you at least annually.

Undeliverable Mail - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder.  With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

ADDITIONAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue a number of different funds.  Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund.  Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust presently consists of the following 25 series of shares of beneficial interest, without par value and with the various classes listed:

FUND	SHARE CLASS
Aberdeen Multi-Manager Alternative Strategies Fund	Institutional Class
Aberdeen Multi-Manager Alternative Strategies Fund II	Class A, Class C, Class R, Institutional Class
Aberdeen China Opportunities Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Emerging Markets Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Emerging Markets Debt Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Equity Long-Short Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Global Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Natural Resources Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Small Cap Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen International Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Japanese Equities Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Small Cap Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen U.S. Multi-Cap Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Emerging Markets Debt Local Currency Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Fixed Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Tax-Free Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Ultra-Short Duration Bond Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Dynamic Allocation Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Diversified Income Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Diversified Alternatives Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Asia Bond Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

Aberdeen Asia-Pacific Smaller Companies Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen European Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Latin American Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own.  Shares of a particular class are equal in all respects to other shares of that class.  In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class.  All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust.  Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectuses but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held.  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters.  In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal.  In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

ADDITIONAL GENERAL TAX INFORMATION

Buying a Dividend

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Class Funds

Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class.  The amount of any dividends per share will differ,

however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

Distributions of Net Investment Income

Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met by you and the Fund. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains

A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

For federal income tax purposes, each Fund is generally permitted to carry forward net short-term and long-term capital losses in any taxable year to offset its own capital gains.  These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations.  Loss carryforwards stemming from pre-2011 taxable years are subject to an eight-year expiration.  In the event that the Fund were to experience an ownership change as defined for federal income tax purposes, the Fund’s loss carryforwards may be subject to limitation.

In certain situations, each Fund may, for a taxable year, defer all or a portion of its net capital loss (of if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of (i) the excess of post-October non-U.S. currency and PFIC losses over post-October non-U.S. currency and PFIC gains, plus (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Medicare Contribution Tax

A 3.8 percent Medicare contribution tax will be imposed on net investment income, among other things, including interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Returns of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in Foreign Securities

The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

Effect of foreign withholding taxes.  A Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to you.

Effect of foreign debt investments on distributions.  Realized gains and losses from the sale of debt securities are treated as ordinary income or loss for federal income tax purposes by a Fund, to the extent attributable to foreign exchange gains or losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

Pass-through of foreign tax credits.  If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities or, at the close of each quarter, is at least 50% invested in other regulated investment companies, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income (if you itemize your income tax deductions) or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.  The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive foreign dividends from a Fund reported as qualified dividend income subject to taxation at long-term capital gain rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

PFIC securities.  A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year.  If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, as qualified dividends or as capital gains a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity-level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income, and distribution specific requirements, including:

(i)                                     a Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);

(ii)                                  a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and

(iii)                               a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.  The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.  Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

Sales at a Loss Within Six Months of Purchase.  Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of Basis - Class A shares only.  In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

If:

•                  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

•                  You sell some or all of your original shares within 90 days of their purchase, and

•                  You reinvest the sales proceeds in the Fund or in another Fund on or before January 31 of the following year, and the sales charge that would otherwise apply is reduced or eliminated;

Then:

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Cost Basis Reporting.  A Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

U.S. Government Securities

The income earned on certain U.S. Government securities is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (Ginnie Mae) or Federal National Mortgage Association (Fannie Mae) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income For Individuals

For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Dividends from PFICs are not eligible to be treated as qualified dividend income.  Either none or only a nominal portion of the dividends paid by certain Funds will be qualified dividend income because they invest primarily in non-qualified foreign securities.  Income dividends earned by the Funds on non-qualified foreign securities will continue to be taxed at the higher ordinary income tax rate.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.  When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will report the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of a Fund’s income is from qualified sources, it will be allowed to report 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction.  The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be reported each year, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investments in the Underlying Funds and Subsidiary

The Funds intend to invest a portion of their assets in the Underlying Funds and a Subsidiary, which will be classified as corporations for U.S. federal tax purposes. Foreign corporations will generally not be subject to U.S. federal income tax unless they are deemed to be engaged in a United States trade or business. Even if not engaged in a United States trade or business, foreign corporations will generally be subject to a withholding tax at a rate of 30% on certain United States source income that is not effectively connected with a United States trade or business.

The Subsidiary will be treated as a controlled foreign corporation, and each Fund will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, each Fund will be required to include in its gross income all of the Subsidiary’s “subpart F income.” “Subpart F income” is generally treated as ordinary income. If a net loss is realized by the Subsidiary, such loss generally is not available to offset the income of a Fund. The recognition by a Fund of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to a Fund will not be taxable to the extent of its previously undistributed “subpart F income,” and will reduce the Fund’s tax basis in the Subsidiary.

As a RIC, each Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Code. Commodity-linked investments generate income that is not “qualifying income” for purposes of meeting this 90% test. The IRS previously has issued a number of private letter rulings (“PLRs”) that indicate that certain income from a fund’s investment in a controlled foreign corporation will constitute “qualifying income” for purposes of Subchapter M of the Code. Such PLRs have not been issued to the Funds. Any such PLR can be relied upon only by the fund to which it was issued. The Service has suspended issuance of further PLRs pending a review of its position on the matter. If the IRS were to change its position with respect to the conclusions reached in the PLRs (which change in position may be applied retroactively to the Funds), the income from a Fund’s investment in the Subsidiary might not be “qualifying income” and a Fund might not qualify as a RIC for one or more years, which would adversely affect the value of the Fund and the favorable tax treatment of the Fund.

Investment in Complex Securities

Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules.  These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions).  These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities.  These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.  For example:

Derivatives.  A Fund may be permitted to invest in certain options, futures or forward currency contracts to hedge a Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective.  If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses.  In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Tax straddles.  A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Short sales and securities lending transactions.  A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount.  Certain Funds may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received.  If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements.  A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

Investment in taxable mortgage pools (excess inclusion income).  The Funds may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” A portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.  A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS.  To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.  In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards if any may be subject to limitation.

Backup Withholding

By law, each Fund must withhold 28% of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).  A Fund also must withhold if the IRS instructs it to do so.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, but not on capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Capital gain dividends.  In general, a capital gain dividend reported by a Fund and paid from its net long-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Investment in U.S. real property.  A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (“U.S.-REITs”). The sale of a U.S. real property interest (“USRPI”) by a U.S.-REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of Fund shares.

For taxable years beginning before January 1, 2015, distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund on or before December 31, 2014 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of a Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from a Fund and redemptions of a foreign shareholder’s interest in a Fund attributable to a REIT’s distribution to a Fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of a Fund’s stock is held by U.S. shareholders, distributions in kind of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2014, in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain.  If the Fund is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

Legislation has been proposed to extend the expiration dates for the above provisions, but there can be no assurance at this time that such legislation will be enacted.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. tax certification rules.  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding.  A 30% withholding tax is currently imposed on dividends, interest and other income items and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation is adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Reporting

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

This discussion of “ADDITIONAL GENERAL TAX INFORMATION” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

Additional Tax Information with respect to Investments of the Underlying Funds

Each of the Funds invests in one or more Underlying Funds that are classified as corporations for U.S. federal income tax purposes.  If an Underlying Fund is classified as a partnership, different tax rules may apply.  The tax consequences of an investment in a Fund, which invests in Underlying Funds, are noted below.

Distributions of Net Investment Income

A Fund’s income includes dividends it receives from the Underlying Funds, less the estimated expenses of the Fund.  Any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or additional shares.  A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gain

An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Any net long-term capital gains may be distributed to a Fund as capital gain distributions while any net short-term capital gains may be distributed to a Fund as ordinary income ineligible for offset by capital loss carryover at the Fund level.  A Fund may also derive capital gains and losses in connection with sales of shares of the

Underlying Funds.  Realized losses on sales of shares of Underlying Funds will be subject to wash sale tax rules and may be subject to deferral, perhaps indefinitely. Distributions from net short-term capital gains are taxable to you as ordinary income.  Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund.  Capital gain will be distributed by a Fund once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Effect of Foreign Investments on Distributions

Gain or loss realized on the sale of debt securities is treated as ordinary income or loss by an Underlying Fund to the extent attributable to foreign exchange gain or loss.  This gain when distributed will be taxable to the Fund as ordinary income, and any loss will reduce an Underlying Fund’s ordinary income otherwise available for distribution to the Fund.  This treatment could increase or decrease an Underlying Fund’s ordinary income distributions to a Fund and, in turn, to you, and may cause some or all of the Underlying Fund’s previously distributed income to be classified as a return of capital to the Fund.  A return of capital generally is not taxable to a Fund, but reduces the Fund’s tax basis in its shares of the Underlying Fund.  Any return of capital in excess of the Fund’s tax basis is taxable to the Fund as a capital gain.

Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities.  This could reduce such an Underlying Fund’s ordinary income distributions to a Fund and, in turn, to you.

Pass-through of foreign tax credits.  A Fund that primarily invests in Underlying Funds organized as corporations will be permitted to pass through a credit or deduction for its pro rata share of foreign withholding taxes paid by such Underlying Funds.

PFIC securities.  A Fund (through its investment in the Underlying Funds) may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Underlying Funds expect to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that an Underlying Fund, and in turn, a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.  In addition, if a Fund or Underlying Fund organized as a corporation is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund or Underlying Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on a Fund or Underlying Fund in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce a Fund’s distributions paid to you.

U.S. Government Securities

The income earned on certain U.S. Government securities is generally exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  Dividends paid by a Fund may not be exempt from state and local taxes in certain states when the Fund invests in U.S. Government securities only indirectly by investing in an Underlying Fund.

This discussion of “Additional General Tax Information” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in either of the Funds.

MAJOR SHAREHOLDERS

Prior to the date of this SAI, the Funds had not yet commenced operations and, therefore, the Funds did not have any shareholders.

FINANCIAL STATEMENTS

The audited financial statements and related report of EY, independent registered public accounting firm for the Arden Predecessor Funds for the fiscal year ended October 31, 2014, contained in the 2014 annual report of each Arden Predecessor Fund and the unaudited financial statements contained in the 2015 semiannual report of each Arden Predecessor Fund, are incorporated herein by reference.  No other parts of any annual or semiannual report are incorporated herein by reference herein.

KPMG is the Funds’ independent registered public accounting firm. KPMG will audit the Funds’ annual statements, once each Fund becomes operational. A copy of the Funds’ annual report, once available, may be obtained upon request and without charge by writing to Boston Financial Data Services (“BFDS”) at 30 Dan Road, Canton, Massachusetts 02021, or calling (toll-free) 866-667-9231.

APPENDIX A - PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Asset Management Inc. (the “Adviser”) (together with Aberdeen Asset Managers Limited and Aberdeen Asset Management Asia Limited, “Aberdeen”)

Aberdeen’s remuneration policies are designed to support our business strategy, as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for our clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

The policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on Aberdeen PLC’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen PLC employees; any other increases must be justified by reference to promotion or changes in responsibilities.  The Policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies.

Annual Bonus

The Policy is to recognise corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on Aberdeen PLC’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

The deferral policy is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process looks at all of the ways in which an individual has contributed to Aberdeen PLC, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen PLC takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen PLC also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in Aberdeen PLC’s environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

With respect to the portfolio managers who were employees of the Predecessor Adviser, there is also a set aside discretionary pool for retention purposes and a transition arrangement to transition employees of the Predecessor Adviser from their current bonus arrangement to the Aberdeen bonus arrangement.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” do not include the Funds.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of June 30, 2015)

Aberdeen Asset Management Inc.

Averell H. Mortimer

Registered Investment Companies*: 8 accounts, $1,133.66 total assets
Other Pooled Investment Vehicles: 24 accounts, $826.48 total assets (13 accounts, $630.76 total assets of which the advisory fee is based on performance)
Other Accounts: 17 accounts, $3,637.45 total assets (11 accounts, $2,178.21 total assets of which the advisory fee is based on performance)

Henry P. Davis

Registered Investment Companies*: 8 accounts, $1,133.66 total assets
Other Pooled Investment Vehicles: 24 accounts, $826.48 total assets (13 accounts, $630.76 total assets of which the advisory fee is based on performance)
Other Accounts: 17 accounts, $3,637.45 total assets (11 accounts, $2,178.21 total assets of which the advisory fee is based on performance)

Ian McDonald

Registered Investment Companies*: 8 accounts, $1,133.66 total assets
Other Pooled Investment Vehicles: 24 accounts, $826.48 total assets (13 accounts, $630.76 total assets of which the advisory fee is based on performance)
Other Accounts: 17 accounts, $3,637.45 total assets (11 accounts, $2,178.21 total assets of which the advisory fee is based on performance)

Darren Wolf

Registered Investment Companies*: 8 accounts, $1,133.66 total assets
Other Pooled Investment Vehicles: 24 accounts, $826.48 total assets (13 accounts, $630.76 total assets of which the advisory fee is based on performance)
Other Accounts: 17 accounts, $3,637.45 total assets (11 accounts, $2,178.21 total assets of which the advisory fee is based on performance)

Russell Barlow	Registered Investment Companies*: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 9 accounts, $717.36 total assets Other Accounts: 6 accounts, $640.10 total assets

Vicky Hudson	Registered Investment Companies*: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 9 accounts, $717.36 total assets Other Accounts: 6 accounts, $640.10 total assets

Peter Wasko	Registered Investment Companies*: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 9 accounts, $717.36 total assets Other Accounts: 6 accounts, $640.10 total assets

* Excludes four feeder funds that invest substantially all of their assets in Arden Sage Multi-Strategy Master Fund, L.L.C.

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Asset Management Inc.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

APPENDIX B - DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.  This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.                                      Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.                                      Nature of and provisions of the obligation.

3.                                      Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA - Debt rated “AAA” has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  “BB” indicates the least degree of speculation and “C” the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated “BB” is less vulnerable to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated “B” has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt rated “CCC” is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated “CC” typically is currently highly vulnerable to nonpayment.

C - Debt rated “C” signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.  The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and broad-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade.  Market access for refinancing, in particular, is likely to be less well established.

FITCH, INC.  BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security.  The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable.  Fitch does not audit or verify the truth or accuracy of such information.  Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered investment grade and representing the lowest expectation of credit risk.  The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality.  This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk.  This rating indicates a strong capacity for timely payment of financial commitments.  This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative.  This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B Bonds are considered highly speculative.  This rating indicates that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC Bonds are considered a high default risk.  Default is a real and C possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” rating signal imminent default.

DDD, DD Bonds are in default.  Such bonds are not meeting current and D obligations and are extremely speculative.  “DDD” designates the highest potential for recovery of amounts outstanding on any securities involved and “D” represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1’ for the highest quality obligations to “D” for the lowest.  These categories are as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 - Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated “B” are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D - Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grade period.

STANDARD & POOR’S NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity factors and market-access risks unique to notes.  Notes maturing in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.  Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.  Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 - Strong capacity to pay principal and interest.  Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations.  Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.  The effect of industry characteristics and market composition may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1 - This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 - This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 - This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG - This designation denotes speculative quality.  Debt instruments in this category lack margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+ - Exceptionally strong credit quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES

Aberdeen U.S. Registered Advisers (the “Aberdeen Advisers”)

Proxy Voting Policies and Procedures

Effective as of March 4, 2015

Policy Statement

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the Aberdeen Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the Aberdeen Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Aberdeen Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the Aberdeen Advisers voted proxies. In addition, Rule 204-2 requires the Aberdeen Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the Aberdeen Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

The Aberdeen Advisers invest for the clients’ portfolios in companies globally and actively target investment in those companies with sound corporate governance practices. The Aberdeen Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

Aberdeen’s Corporate Governance Policy and Principles are published on our website:

http://www.aberdeen-asset.com/doc.nsf/Lit/LegalDocumentationGroupCorporateGovernancePrinciples

Our proxy voting records are published on our website:

http://www.aberdeen-asset.com/aam.nsf/groupCsr/governancevoting

Policy

Each of the Aberdeen Advisers provides advisory resources to certain U.S. clients, including substantive advice on voting proxies for certain equity securities.  These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (the “Funds” and each, a “Fund”), and other U.S. residents as

C-1

well as non-U.S. registered funds or clients.  Each Aberdeen Adviser follows these Policies and Procedures for each of its respective U.S. clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures.  The Aberdeen Advisers who advise or sub-advise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors or Trustees. The Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the regulatory requirements of the jurisdiction in which the client is located.

Aberdeen’s Corporate Governance Policy and Principles are published on our website:

http://www.aberdeen-asset.com/doc.nsf/Lit/LegalDocumentationGroupCorporateGovernancePrinciples

To the extent that an Aberdeen Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser may delegate responsibility for voting proxies to the sub-adviser.  However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Aberdeen Advisers’ clients.

Upon request, the Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time.

As disclosed in Part 2A of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser.  Unless specifically requested by a client in writing, and other than as required for the Funds, the Aberdeen Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are published on our website:

http://www.aberdeen-asset.com/aam.nsf/groupCsr/governancevoting

ERISA

The U.S. Department of Labor (“DOL”) has indicated that an investment adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies.  Failure to take any action to reconcile proxies would cause Aberdeen to fail to satisfy ERISA’s fiduciary responsibility provisions. Appropriate steps include informing the Plan sponsor and its trustees, bank custodian or broker/dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary.  When voting proxies, an investment manager must consider proxies as a Plan asset and vote only in the best economic interests of the Plan participants, vote consistently among clients, and avoid specific client voting instructions about voting proxies.

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DOL has provided investment managers with the following guidance about their ERISA responsibilities, including proxy voting, compliance with written statements of investment policy, and active monitoring of corporate management by Plan fiduciaries:

i.                  Where the authority to manage Plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a Plan trustee regarding the voting of proxies.

ii.               Investment managers, as Plan fiduciaries, have a responsibility to vote proxies on foreign issues that may affect the value of the shares in the Plan’s portfolio and will vote such proxies unless the cost of doing so cannot be justified.

iii.            An investment manager is required to comply with statements of investment policy, unless compliance with the guidelines in a given instance would be imprudent and therefore failure to follow the guidelines would not violate ERISA.  ERISA does not shield the investment manager from liability for imprudent actions taken in compliance with a statement of investment policy.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, Aberdeen will vote the Plan assets in accordance with Aberdeen’s Proxy Voting Policy.  Aberdeen will provide each ERISA client (upon request) with proxy voting records to demonstrate how proxies for securities held in the portfolio were voted.

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